UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811‑21137
Nuveen Preferred & Income Securities Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code:    (312) 917-7700
Date of fiscal year end:    July 31
Date of reporting period:    July 31, 2023
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed‑End Funds	July 31, 2023
  Nuveen
  Closed‑End Funds

Nuveen Preferred & Income Opportunities Fund	JPC

Nuveen Preferred and Income Term Fund	JPI

Nuveen Preferred & Income Securities Fund	JPS

Nuveen Preferred and Income Fund	JPT

Nuveen Variable Rate Preferred & Income Fund	NPFD

Annual
Report

Table
of Contents

Chair’s Letter
to Shareholders

Dear Shareholders,

Inflation concerns have continued to dominate the investment landscape in 2023. While inflation rates have fallen meaningfully from post-pandemic highs, helped by the significant policy interest rate increases from the U.S. Federal Reserve (Fed) and other global central banks since 2022 and the normalization of supply chains, they currently remain above the levels that central banks consider supportive of their economies’ long-term growth. Core inflation measures, which exclude volatile food and energy prices, in particular remain above central banks’ targeted levels.

At the same time, the U.S. and other large economies have remained relatively resilient, even as financial conditions have tightened. U.S. gross domestic product increased to 2.1% in the second quarter of 2023 from 2.0% in the first quarter of 2023, after growing 2.1% in 2022 overall compared to 2021. Consider that much of this growth occurred while the Fed was raising interest rates in one of the fastest hiking cycles in its history. From March 2022 to July 2023 (with only a brief pause in June 2023), the Fed increased the target fed funds rate from near zero to a range of 5.25% to 5.50% as of July 2023. Despite historically high inflation and rapidly rising interest rates, the jobs market has remained relatively strong, helping to support consumer sentiment and spending. However, markets are concerned that these conditions could keep upward pressure on prices and wages while the impact of the collapse of three regional U.S. banks (Silicon Valley Bank, Signature Bank and First Republic Bank) and major European bank Credit Suisse in March 2023 adds to uncertainty.

Given the lingering upside risks to inflation and the lagging impact of tighter credit conditions on the economy, Fed officials are closely monitoring incoming inflation data and other economic measures to modify their rate setting activity based upon these factors on a meeting‑by‑meeting basis. The Fed remains committed to acting until it sees sustainable progress toward its inflation goals. Additionally, market concerns surrounding the U.S. debt ceiling faded after the government agreed in June 2023 to suspend the nation’s borrowing limit until January 2025, averting a near-term default scenario. In the meantime, markets are likely to continue reacting in the short term to news about inflation data, economic indicators and central bank policy. We encourage investors to keep a long-term perspective amid the short-term turbulence. Your financial professional can help you review how well your portfolio is aligned with your time horizon, risk tolerance and investment goals.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth

Chair of the Board

September 22, 2023

Important Notices
Nuveen Preferred & Income Opportunities Fund (JPC), Nuveen Preferred & Income Securities Fund (JPS) and Nuveen Preferred and Income Fund (JPT) Fund Mergers
On April 12, 2023, the mergers of JPS and JPT into JPC were approved by each Fund’s Board of Trustees. The merger of each JPS and JPT is pending shareholder approval, and the closing of each merger is contingent upon obtaining shareholder approvals and satisfying other closing conditions. The mergers are not contingent on each other.
Recent Market Factors
Each of the Funds covered by this Report have substantial allocations to preferred and contingent capital securities issued by U.S. and non‑U.S. banks and other financial institutions. Given recent increases in prevailing interest rates and other market factors, these securities are subject to heightened volatility and default risk and may, ultimately, detract from Fund performance. The Funds’ investments may also be subject to the risk that central bank or other extraordinary government intervention may negatively impact the priority or likelihood of repayment. In addition, recent bank failures may have a destabilizing impact on the broader banking industry or markets generally, which may also heighten volatility and reduce liquidity.

Portfolio Managers’
Comments
Nuveen Preferred & Income Opportunities Fund
Nuveen Preferred and Income Term Fund
Nuveen Preferred & Income Securities Fund
Nuveen Preferred and Income Fund
Nuveen Variable Rate Preferred & Income Fund
Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser, is the sub‑adviser for the Nuveen Preferred & Income Opportunities Fund (JPC), Nuveen Preferred and Income Term Fund (JPI), Nuveen Preferred and Income Fund (JPT) and Nuveen Variable Rate Preferred & Income Fund (NPFD). The Funds’ portfolio managers are Douglas M. Baker, CFA and Brenda A. Langenfeld, CFA. The Nuveen Preferred & Income Securities Fund (JPS) is sub‑advised by a team of specialists at Spectrum Asset Management, Inc. (Spectrum), a wholly owned subsidiary of Principal Global Investors Holding Company (U.S.), LLC. The portfolio managers for JPS are L. Phillip Jacoby and Mark A. Lieb.
In April 2023, the Board of Trustees for the Nuveen Preferred and Income Fund (JPT), Nuveen Preferred & Income Securities Fund (JPS), and the Nuveen Preferred & Income Opportunities Fund (JPC) approved a proposal to merge JPS and JPT into JPC. The merger is subject to shareholder approval.
Here the Funds’ portfolio management teams review economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period July 31, 2023. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section of the report.
What factors affected the economy and the market conditions during the twelve-month annual reporting period ended July 31, 2023?
The U.S. economy performed better than expected despite persistent inflationary pressure and rising interest rates during the twelve-month period ended July 31, 2023. In the second quarter of 2023, the economy grew at an annualized rate of 2.1%, according to the second estimate from the U.S. Bureau of Economic Analysis, compared to 2.0% in the first quarter and in line with 2.1% in 2022 overall. Early in the reporting period, inflation rose sharply because of supply chain disruptions and high food and energy prices, the Russia-Ukraine war and China’s zero‑COVID restrictions (eventually lifted in December 2022). During the reporting period, U.S. inflation reached its peak level in August 2022. Since then, price pressures have eased given normalization in supply chains, falling energy prices and aggressive measures by the U.S. Federal Reserve (Fed) and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the reporting period inflation levels remained much higher than central banks’ target levels.
The Fed raised its target fed funds rate seven times during the reporting period, bringing it to a range of 5.25% to 5.50% as of July 2023. One of the Fed’s rate increases occurred in March 2023, a decision that was closely watched because of the failure of Silicon Valley Bank and Signature Bank during the same month and uncertainty around the economic impact of these failures. Additionally, in March 2023, Swiss bank UBS agreed to buy Credit Suisse, which was considered to be vulnerable in the current environment. For much of the reporting period, the Fed’s activity led to significant volatility in bond and stock markets. In addition, it contributed to an increase in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings. Global currency and bond markets were further roiled in September 2022 by an unpopular fiscal spending proposal in the U.K. but recovered after the plans were abandoned.
During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. As of July 2023, the unemployment rate remained near its pre‑pandemic low of 3.5%, although monthly job growth appeared to be slowing. The strong labor market and wage gains helped provide a measure of resilience to the U.S. economy during the reporting period, even as the Fed sought to soften job growth to help curb inflation pressures.
The preferred securities market struggled through two periods of volatility during the reporting period. The first three months of the reporting period were challenged by increasing market yields in U.S. Treasuries, which caused preferred securities’ yields to rise as well. The meaningfully higher yields negatively impacted the U.S. banking system, causing certain regional banks with outsized deposit concentrations to fail. This was largely the result of these particular banks realizing significant losses in their liquidity

Portfolio Managers’ Comments (continued)

portfolios to meet demands from sudden deposit outflows. Concern spread to the European banking system, which caused Credit Suisse to be absorbed by UBS. The preferred and contingent capital (CoCos) securities markets were volatile during a six‑week period between February and March 2023. The Fed stepped in to offer emergency deposit liquidity with a new Bank Term Funding Program, which effectively backstopped the U.S. banking system and helped prices in preferred and capital securities markets to recover from the banking-related volatility.
Nuveen Preferred & Income Opportunities Fund (JPC)
What key strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2023?
The Fund seeks to provide high current income and secondarily, total return, by investing at least 80% of its managed assets in preferred and other income-producing securities, including hybrid securities such as contingent capital securities (CoCos). The Fund invests up to 20% opportunistically in other securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity. Additionally, at least 50% is invested in securities that are rated investment grade at the time of purchase or, if non‑rated, judged to be of comparable quality by the Fund’s portfolio management team. The Fund uses leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.
During the reporting period, the portfolio management team incorporated several active themes within the Fund relative to the JPC Blended Benchmark, including an overweight to $1,000 par preferred securities and securities that have coupons with reset features (floating rate, fixed‑to‑floating rate, fixed‑to‑fixed rate), an underweight to CoCos and a corresponding overweight to U.S.-domiciled issuers. The CoCo segment faced significant volatility amid banking concerns, including the announcement of UBS’s takeover of Credit Suisse in March 2023. While the Fund’s absolute exposure to the CoCo sector only modestly decreased from the prior annual reporting period, the composition of CoCo exposure within its portfolio materially shifted. Most notably, the Fund’s Credit Suisse Additional Tier 1 (AT1) CoCos were written down to zero by the Swiss government and regulators during the March banking crisis. Following statements by the European Central Bank and Bank of England confirming that AT1 CoCos from banks under their purview have hierarchy over common equity, the portfolio management team increased the Fund’s exposure to non‑Swiss AT1 CoCos, beginning in April 2023.
How did the Fund perform during the twelve-month reporting period ended July 31, 2023?
For the twelve-month reporting period ended July 31, 2023, JPC underperformed the JPC Blended Benchmark. For the purposes of this Performance Commentary, references to relative performance are in comparison to the JPC Blended Benchmark, which consists of: 1) 60% ICE BofA U.S. All Capital Securities Index and 2) 40% ICE USD Contingent Capital Index.
The Fund’s use of leverage through bank borrowings, reverse repurchase agreements and the issuance of preferred shares significantly detracted from relative performance during the reporting period. However, the Fund’s use of leverage was accretive to overall common share income. Leverage is discussed in more detail in the Fund Leverage section of this report.
In addition, the Fund’s overweight to the U.S. regional bank sector detracted from relative performance. Although the Fund benefited from either no exposure or an underweight to the U.S. banks that failed in the first half of 2023, the Fund’s overweight to the regional bank sector detracted because the sector materially underperformed U.S. money center banks and super-regional banks. Negative security selection within the CoCo segment also detracted from relative performance because the developed market banks that the Fund favored generally underperformed emerging market (EM) banks during the reporting period. Consistent with its mandate, the Fund had limited EM exposure. In addition, the Fund’s overweight exposure to SBL Holdings, a mid‑sized U.S. annuity provider, detracted from relative performance as its preferred securities experienced selling pressure. The Fund continues to hold these securities based on the company’s solid credit metrics.
Partially offsetting the Fund’s underperformance was its overweight to $1,000 par preferred securities, which gave it greater exposure to securities that have coupons with reset features. These investments outperformed securities with fixed-rate coupons because they generally demonstrated lower sensitivity to rising interest rates during the reporting period. The Fund’s shorter effective duration versus the benchmark also contributed to relative performance because it decreased the portfolio’s sensitivity to interest rate changes as rates moved materially higher. In addition, the Fund benefited from its lack of exposure to the real estate investment trust (REIT) preferred sector, particularly office REITs, which underperformed the broader market.

Nuveen Preferred and Income Term Fund (JPI)
What key strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2023?
The Fund seeks to provide a high level of current income and total return by investing at least 80% of its managed assets in preferred and other income-producing securities, including hybrid securities such as contingent capital securities (CoCos), with a focus on securities issued by financial and insurance firms. At least 50% of its managed assets are rated investment grade at the time of purchase or, if unrated, judged to be of comparable quality by the Fund’s portfolio management team. The Fund uses leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.
During the reporting period, the portfolio management team incorporated several active themes within the Fund relative to the JPI Blended Benchmark, including an overweight to $1,000 par preferred securities and securities that have coupons with reset features (floating rate, fixed‑to‑floating rate, fixed‑to‑fixed rate), an underweight to CoCos and a corresponding overweight to U.S.-domiciled issuers. The CoCo segment faced significant volatility amid banking concerns, including the announcement of UBS’s takeover of Credit Suisse in March 2023. While the Fund’s absolute exposure to the CoCo sector only modestly decreased compared to the prior reporting period, the composition of CoCo exposure within its portfolio materially shifted. Most notably, the Fund’s Credit Suisse Additional Tier 1 (AT1) CoCos were written down to zero by the Swiss government and regulators during the March 2023 banking crisis. Following statements by the European Central Bank and Bank of England confirming that AT1 CoCos from banks under their purview have hierarchy over common equity, the portfolio management team increased the Fund’s exposure to non‑Swiss AT1 CoCos, beginning in April 2023.
How did the Fund perform during the twelve-month reporting period ended July 31, 2023?
For the twelve-month reporting period ended July 31, 2023, JPI underperformed the JPI Blended Benchmark. For the purposes of this Performance Commentary, references to relative performance are in comparison to the JPI Blended Benchmark, which consists of: 1) 60% ICE BofA U.S. All Capital Securities Index and 2) 40% ICE USD Contingent Capital Index.
The Fund’s use of leverage through bank borrowings and reverse repurchase agreements significantly detracted from relative performance during the reporting period. However, the Fund’s use of leverage was accretive to overall common share income. Leverage is discussed in more detail in the Fund Leverage section of this report.
In addition, the Fund’s overweight to the U.S. regional bank sector detracted from relative performance. Although the Fund benefited from either no exposure or an underweight to the U.S. banks that failed in the first half of 2023, the Fund’s overweight to the regional bank sector detracted because the sector materially underperformed U.S. money center banks and super-regional banks. Negative security selection within the CoCo segment also detracted from relative performance because the developed market banks that the Fund favored generally underperformed emerging market (EM) banks during the reporting period. Consistent with its mandate, the Fund had limited EM exposure. In addition, the Fund’s overweight exposure to SBL Holdings, a mid‑sized U.S. annuity provider, detracted from relative performance as its preferred securities experienced selling pressure. The Fund continues to hold these securities based on the company’s solid credit metrics.
Partially offsetting the Fund’s underperformance was its overweight to $1,000 par preferred securities, which gave it greater exposure to securities that have coupons with reset features. These investments outperformed securities with fixed-rate coupons because they generally demonstrated lower sensitivity to rising interest rates during the reporting period. The Fund’s shorter effective duration versus the benchmark also contributed to relative performance because it decreased the portfolio’s sensitivity to interest rate changes as rates moved materially higher. In addition, the Fund benefited from its lack of exposure to the real estate investment trust (REIT) preferred sector, particularly office REITs, which underperformed the broader market.
Nuveen Preferred & Income Securities Fund (JPS)
What key strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2023?
The Fund primarily seeks to offer high current income consistent with capital preservation. The Fund invests at least 80% of its managed assets in preferred and other income-producing securities, including hybrid securities such as contingent capital securities (CoCos). At least 50% is invested in securities that are rated investment grade. The Fund uses leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Portfolio Managers’ Comments (continued)

During the reporting period, the Fund was overweight $1,000 par preferred securities, underweight $25 par preferred securities and underweight CoCos based on the portfolio management team’s relative value assessment. As interest rates are expected to be elevated for some time, the Fund maintained an overall shorter-duration profile relative to the JPS Blended Benchmark.
How did the Fund perform during this twelve-month reporting period ended July 31, 2023?
For the twelve-month reporting period ended July 31, 2023, JPS performed in line with the JPS Blended Benchmark. For the purposes of this Performance Commentary, references to relative performance are in comparison to the JPS Blended Benchmark, which consists of: 1) 60% ICE BofA U.S. All Capital Securities Index, and 2) 40% ICE USD Contingent Capital Index.
Security selection within CoCos was the top contributor to relative performance during the reporting period. The Fund sold out of its positions in Credit Suisse CoCos prior to UBS announcing its plans to take over Credit Suisse, which resulted in the securities being written down to zero. Additionally, an underweight to and security selection within $25 par preferred securities contributed to relative performance. An overweight to $1,000 par preferred securities also contributed to relative performance as a result of their predominantly variable rate coupon structure amid rising interest rates. The Fund’s shorter-duration positioning relative to the benchmark also contributed to performance amid the rising interest rates.
Partially offsetting these relative contributors was the Fund’s use of leverage through bank borrowings, reverse repurchase agreements and the issuance of preferred shares, which significantly detracted from relative performance during the reporting period. However, the Fund’s use of leverage was accretive to overall common share income. Leverage is discussed in more detail in the Fund Leverage section of this report.
In addition, an overweight to U.S. regional banks, which were volatile during the reporting period, detracted from relative performance as they underperformed the broader preferred securities market.
Nuveen Preferred and Income Fund (JPT)
What key strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2023?
The Fund seeks to provide a high level of current income and total return. The Fund provides access to both the exchange-traded and over‑the‑counter preferred securities markets, seeking to capitalize on price discrepancies that may occur between these two markets. The Fund also has the flexibility to opportunistically invest in preferred securities with various coupon structures, including fixed‑to‑floating structures, which may help reduce interest rate risk and enhance performance in a rising rate environment. The Fund invests at least 80% of its managed assets in preferred and other income-producing securities, including hybrid securities such as contingent capital securities (CoCos). The Fund may invest without limit in below investment grade securities but no more than 10% in securities rated below B‑/B3 at the time of investment. Up to 40% of its managed assets may be in securities issued by companies located anywhere in the world, but no more than 10% in securities of issuers in emerging markets countries, and 100% in U.S. dollar-denominated securities. The Fund uses leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.
During the reporting period, the portfolio management team incorporated several active themes within the Fund relative to the JPT Blended Benchmark, including an overweight to $1,000 par preferred securities and securities that have coupons with reset features (floating rate, fixed‑to‑floating rate, fixed‑to‑fixed rate), an underweight to CoCos and a corresponding overweight to U.S.-domiciled issuers. The CoCo segment faced significant volatility amid banking concerns, including the announcement of UBS’s takeover of Credit Suisse in March 2023. While the Fund’s absolute exposure to the CoCo sector only modestly decreased from the prior fiscal year end, the composition of CoCo exposure within its portfolio materially shifted. Most notably, the Fund’s Credit Suisse Additional Tier 1 (AT1) CoCos were written down to zero by the Swiss government and regulators during the March 2023 banking crisis. Following statements by the European Central Bank and Bank of England confirming that AT1 CoCos from banks under their purview have hierarchy over common equity, the portfolio management team increased the Fund’s exposure to non‑Swiss AT1 CoCos, beginning in April 2023.
How did the Fund perform during the twelve-month reporting period ended July 31, 2023?
For the twelve-month reporting period ended July 31, 2023, JPT underperformed the JPT Blended Benchmark. For the purposes of this Performance Commentary, references to relative performance are in comparison to the JPT Blended Benchmark, which consists of: 1) 60% ICE BofA U.S. All Capital Securities Index, and 2) 40% ICE USD Contingent Capital Index.

The Fund’s use of leverage through bank borrowings and reverse repurchase agreements significantly detracted from relative performance during the reporting period. However, the Fund’s use of leverage was accretive to overall common share income. Leverage is discussed in more detail in the Fund Leverage section of this report.
In addition, the Fund’s overweight to the U.S. regional bank sector detracted from relative performance. Although the Fund benefited from either no exposure or an underweight to the U.S. banks that failed in the first half of 2023, the Fund’s overweight to the regional bank sector detracted because the sector materially underperformed U.S. money center banks and super-regional banks. Negative security selection within the CoCo segment also detracted from relative performance because the developed market banks that the Fund favored generally underperformed emerging market (EM) banks during the reporting period. Consistent with its mandate, the Fund had limited EM exposure. In addition, the Fund’s overweight exposure to SBL Holdings, a mid‑sized U.S. annuity provider, detracted from relative performance as its preferred securities experienced selling pressure. The Fund continues to hold these securities based on the company’s solid credit metrics.
Partially offsetting the Fund’s underperformance was its overweight to $1,000 par preferred securities, which gave it greater exposure to securities that have coupons with reset features. These investments outperformed securities with fixed-rate coupons because they generally demonstrated lower sensitivity to rising interest rates during the reporting period. The Fund’s shorter effective duration versus the benchmark also contributed to relative performance because it decreased the portfolio’s sensitivity to interest rate changes as rates moved materially higher. In addition, the Fund benefited from its lack of exposure to the real estate investment trust (REIT) preferred sector, particularly office REITs, which underperformed the broader market.
Nuveen Variable Rate Preferred & Income Fund (NPFD)
What key strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2023?
The Fund seeks to provide a high level of current income and total return by investing in primarily investment grade, variable rate preferred securities and other variable rate income-producing securities from high quality, highly regulated companies such as banks, utilities and insurance companies. All, or almost all, of the Fund’s distributions of net investment income are expected to be treated as qualified dividend income (QDI), which is generally taxed at a lower rate than interest and ordinary dividend income, assuming holding period and certain other requirements are met.
The Fund may invest up to 20% of managed assets in contingent convertible securities or contingent capital securities (CoCos) and up to 15% in companies located in emerging market countries but may only invest in U.S. dollar denominated securities. More than 25% of managed assets are invested in securities of companies in the financial services sector. The Fund uses leverage and has a 12‑year term with the potential to convert to perpetual. Leverage is discussed in more detail later in the Fund Leverage section of this report.
During the reporting period, the portfolio management team incorporated several active themes within the Fund relative to the NPFD Blended Benchmark, including an underweight to CoCos and corresponding overweights to U.S.-domiciled issuers and the insurance sector. The CoCo segment faced significant volatility amid banking concerns, including the announcement of UBS’s takeover of Credit Suisse in March 2023. While the Fund’s absolute exposure to the CoCo sector only modestly decreased from the prior annual reporting period, the composition of CoCo exposure within its portfolio materially shifted. Most notably, the Fund’s Credit Suisse Additional Tier 1 (AT1) CoCos were written down to zero by the Swiss government and regulators during the March 2023 banking crisis. Following statements by the European Central Bank and Bank of England confirming that AT1 CoCos from banks under their purview have hierarchy over common equity, the portfolio management team increased the Fund’s exposure to non‑Swiss AT1 CoCos, beginning in April 2023.
How did the Fund perform during the twelve-month reporting period ended July 31, 2023?
For the twelve-month reporting period ended July 31, 2023, NPFD significantly underperformed the NPFD Blended Benchmark. For the purposes of this Performance Commentary, references to relative performance are in comparison to the NPFD Blended Benchmark, which consists of: 1) 80% ICE Variable Rate Preferred & Hybrid Securities Index, and 2) 20% ICE USD Contingent Capital Index.
The Fund’s use of leverage through bank borrowings, reverse repurchase agreements and the issuance of preferred shares significantly detracted from relative performance during the reporting period. However, the Fund’s use of leverage was accretive to overall common share income. Leverage is discussed in more detail in the Fund Leverage section of this report.

Portfolio Managers’ Comments (continued)

In addition to the use of leverage, the Fund’s overweight to the U.S. regional bank sector detracted from relative performance. Although the Fund benefited from either no exposure or an underweight to the U.S. banks that failed in the first half of 2023, the Fund’s overweight to the regional bank sector detracted because the sector materially underperformed U.S. money center banks and super-regional banks. Negative security selection within the CoCo segment also detracted from relative performance because the developed market banks that the Fund favored generally underperformed emerging market (EM) banks during the reporting period. Consistent with its mandate, the Fund had limited EM exposure.
In addition, the Fund’s overweight exposure to SBL Holdings, a mid‑sized U.S. annuity provider, detracted from relative performance as its preferred securities experienced selling pressure. The Fund continues to hold these securities based on the company’s solid credit metrics.
Partially offsetting the Fund’s underperformance were overweights to Truist Financial Corporation and NuStar Energy LP. As a super-regional bank, Truist Financial materially outperformed both the regional bank and U.S. money center bank sectors of the preferred securities market. This floating-rate security experienced strong performance as interest rates rose during the reporting period, resulting in higher coupon rates. The pipeline and storage company NuStar Energy also benefited from the floating-rate nature of its securities and the positive growth backdrop experienced during the reporting period. The Fund maintains overweights to both issuers. During the reporting period, the Fund used interest rate futures to reduce the duration of the portfolio. The interest rate futures contributed to relative performance during the reporting period.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Leverage
IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings, Taxable Fund Preferred Shares (TFP) for JPC, JPS and NPFD and reverse repurchase agreements. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
The Funds’ use of leverage significantly detracted to relative performance over this reporting period. However, the Funds’ use of leverage was accretive to overall common share income.
JPC, JPI and JPS continued to use interest rate swap contracts to partially hedge the interest cost of leverage. The interest rate swaps in JPC and JPS contributed to relative performance during the period. The interest rate swaps in JPI had a negligible impact on relative performance during the reporting period.
As of July 31, 2023, the Funds’ percentages of leverage are as shown in the accompanying table.

	JPC	JPI	JPS	JPT	NPFD
Effective Leverage*	37.59%	36.93%	35.47%	34.29%	36.49%
Regulatory Leverage*	32.07%	30.10%	27.07%	30.03%	33.90%
* Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day‑to‑day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.
THE FUNDS’ LEVERAGE
Bank Borrowings
As noted previously, the Funds employs leverage through the use of bank borrowings. The Funds’ bank borrowings activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2022	Draws	Paydowns	Outstanding Balance as of July 31, 2023	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of September 22, 2023
JPC	$423,400,000	$36,700,000	$(240,500,000)	$219,600,000	$243,901,096	$8,100,000	$-	$227,700,000
JPI	$216,000,000	$31,400,000	$(66,500,000)	$180,900,000	$194,243,562	$ -	$-	$180,900,000
JPS	$499,300,000	$-	$(198,000,000)	$301,300,000	$408,598,630	$ -	$-	$301,300,000
JPT	$47,000,000	$3,300,000	$(14,945,000)	$35,355,000	$42,171,589	$3,445,000	$-	$ 38,800,000
NPFD	$188,600,000	$39,814,000	$(80,800,000)	$147,614,000	$152,174,055	$9,700,000	$-	$157,314,000
Refer to Notes to Financial Statements for further details.
Reverse Repurchase Agreements
As noted previously, the Funds used reverse repurchase agreements, in which the Funds sell to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Funds’ transactions in reverse repurchase agreements are as shown in the accompanying table.

Fund Leverage (continued)

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2022	Sales	Purchases	Outstanding Balance as of July 31, 2023	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of September 22, 2023
JPC	$102,100,000	$-	$-	$102,100,000	$102,100,000	$ -	$ -	$102,100,000
JPI	$65,000,000	$-	$-	$65,000,000	$65,000,000	$ -	$ -	$ 65,000,000
JPS	$275,000,000	$-	$-	$275,000,000	$275,000,000	$ -	$ -	$275,000,000
JPT	$-	$32,435,000	$(24,790,000)	$7,645,000	$2,172,071*	$5,853,000	$(7,645,000)	$ 5,853,000
NPFD	$103,402,000	$506,559,000	$(581,978,000)	$27,983,000	$42,189,945	$55,966,000	$(55,966,000)	$ 27,983,000
* For the period September 26, 2022 (initial purchase of reverse repurchase agreements) through July 31, 2023.
Taxable Fund Preferred Shares
As noted previously, in addition to bank borrowings, JPC, JPS and NPFD also issued TFP. The Fund’s transactions in TFP are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2022	Issuance	Redemptions	Outstanding Balance as of July 31, 2023	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of September 22, 2023
JPC	$-	$150,000,000	$-	$150,000,000	$150,000,000*	$ -	$ -	$150,000,000
JPS	$270,000,000	$-	$-	$270,000,000	$270,000,000	$ -	$ -	$270,000,000
NPFD	$-	$85,000,000	$-	$85,000,000	$85,000,000**	$ -	$ -	$85,000,000
*  For the period August 18, 2022 (first issuance date of shares) through July 31, 2023.
** For the period September 1, 2022 (first issuance date of shares) through July 31, 2023.
Refer to Notes to Financial Statements for further details on TFP.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of July 31, 2023. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts

Monthly Distributions (Ex‑Dividend Date)	JPC	JPI	JPS	JPT	NPFD

August	$0.0530	$0.1305	$0.0435	$0.1255	$0.1380
September	0.0530	0.1305	0.0435	0.1255	0.1380
October	0.0530	0.1240	0.0435	0.1205	0.1195
November	0.0530	0.1240	0.0435	0.1205	0.1195
December	0.0530	0.1240	0.0435	0.1205	0.1195
January	0.0470	0.1150	0.0405	0.1070	0.0960
February	0.0470	0.1150	0.0405	0.1070	0.0960
March	0.0470	0.1150	0.0405	0.1070	0.0960
April	0.0440	0.0980	0.0380	0.0930	0.0865
May	0.0440	0.0980	0.0380	0.0930	0.0865
June	0.0440	0.0980	0.0380	0.0930	0.0865
July	0.0440	0.0980	0.0380	0.0930	0.0865

Total Distributions from Net Investment Income	$0.5820	$1.3700	$0.4910	$1.3055	$1.2685

	JPC	JPI	JPS	JPT	NPFD

Current Distribution Rate*	8.00%	6.67%	6.95%	6.82%	6.33%

* Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to the Notes to Financial Statements for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/ or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in the Notes to Financial Statements of this report.
NUVEEN CLOSED‑END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed‑End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed‑end fund resource page, which is at https://www.nuveen.com/resource‑center‑closed‑end‑funds, along with other Nuveen closed‑end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

Common Share Information (continued)
COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, JPC and JPS were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, JPC and JPS, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings, are as shown in the accompanying table.

	JPC	JPS

Maximum aggregate offering	Unlimited	Unlimited

During the current reporting period, JPS and JPC did not sell any common shares through their Shelf Offerings.
Refer to Notes to Financial Statements for further details of Shelf Offerings and each Fund’s transactions.
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees authorized an open-market common share repurchase program, allowing each fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of July 31, 2023, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPS	JPT	NPFD

Common shares cumulatively repurchased and retired	2,826,100	0	38,000	0	0
Common shares authorized for repurchase	10,505,000	2,275,000	20,570,000	435,000	2,415,000

OTHER COMMON SHARE INFORMATION
As of July 31, 2023, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	JPC	JPI	JPS	JPT	NPFD

Common share NAV	$7.45	$18.44	$7.48	$18.76	$18.77
Common share price	$6.60	$17.63	$6.56	$16.36	$16.39
Premium/(Discount) to NAV	(11.41)%	(4.39)%	(12.30)%	(12.79)%	(12.68)%
Average premium/(discount) to NAV	(8.40)%	(4.31)%	(10.61)%	(9.19)%	(11.19)%

About the Funds’ Benchmarks
Bloomberg Capital Securities Index: An index designed to measure the performance of USD‑denominated preferred securities, including Tier 1 and Tier 2 securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Bloomberg Capital Securities Tier‑1 Index: An index designed to measure the performance of hybrid fixed-income securities, including Tier 1 securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE BofA Fixed Rate Preferred Securities Index: An index designed to measure the performance of investment grade fixed-rate, USD‑denominated preferred securities issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE BofA U.S. All Capital Securities Index: An index designed to measure the performance of investment grade and below investment grade fixed rate and fixed‑to‑floating rate, USD‑denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE USD Contingent Capital Index (CDLR): An index designed to measure the performance of USD denominated contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and below investment grade issues. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE Variable Rate Preferred & Hybrid Securities Index: An index designed to measure the performance of floating- and variable-rate investment grade and below investment grade USD‑denominated preferred stock and hybrid debt publicly issued by corporations in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
JPC Blended Benchmark (effective April 1, 2022): Consists of: 1) 60% ICE BofA U.S. All Capital Securities Index (defined herein), and 2) 40% ICE USD Contingent Capital Index (CDLR) (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
JPC Blended Benchmark (from December 31, 2013 through March 31, 2022): Consists of: 1) 50% ICE BofA Fixed Rate Preferred Securities Index (defined herein), 2) 30% ICE BofA U.S. All Capital Securities Index (defined herein), and
3) 20% ICE USD Contingent Capital Index (CDLR) (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
JPC Blended Benchmark (through December 30, 2013): Consists of: 1) 82.5% ICE BofA Fixed Rate Preferred Securities Index, (defined herein), and 2) 17.5% Bloomberg Capital Securities Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
JPI Blended Benchmark (effective December 31, 2013): Consists of: 1) 60% ICE BofA U.S. All Capital Securities Index (defined herein), and 2) 40% ICE USD Contingent Capital Index (CDLR) (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
JPI Blended Benchmark (through December 30, 2013): Consists of: 1) 65% ICE BofA Fixed Rate Preferred Securities Index (defined herein), and 2) 35% Bloomberg Capital Securities Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
JPS Blended Benchmark (effective December 31, 2013): Consists of: 1) 60% ICE BofA U.S. All Capital Securities Index (defined herein), and 2) 40% ICE USD Contingent Capital Index (CDLR) (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
JPS Blended Benchmark (through December 30, 2013): Consists of: 1) 55% ICE BofA Fixed Rate Preferred Securities

About the Funds’ Benchmarks (continued)

Index (defined herein), and 2) 45% Bloomberg Capital Securities Tier‑1 Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
JPT Blended Benchmark (effective February 28, 2022): Consists of: 1) 60% ICE BofA U.S. All Capital Securities Index (defined herein), and 2) 40% ICE USD Contingent Capital Index (CDLR) (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
NPFD Blended Benchmark: Consists of: 1) 80% ICE Variable Rate Preferred & Hybrid Securities Index (defined herein), and 2) 20% ICE USD Contingent Capital Index (CDLR) (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

JPC	Nuveen Preferred & Income Opportunities Fund Performance Overview and Holdings Summaries as of July 31, 2023
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of
		July 31, 2023

		Average Annual

	Inception
	Date	1‑Year	5‑Year	10‑Year

JPC at Common Share NAV	3/26/03	(4.47)%	1.00%	4.21%

JPC at Common Share Price	3/26/03	(12.60)%	0.37%	4.40%

ICE BofA U.S. All Capital Securities Index	–	(1.85)%	2.38%	4.39%

JPC Blended Benchmark	–	(3.47)%	1.77%	4.04%

*For purposes of Fund performance, relative results are measured against the JPC Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 60% ICE BofA U.S. All Capital Securities Index and 2) 40% ICE USD Contingent Capital Index (CDLR). Refer to About the Funds’ Benchmarks for further details on the Fund’s Blended Benchmark compositions through March 31, 2022.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2023 - Common Share Price

Performance Overview and Holdings Summaries as of July 31, 2023 (continued)

Holdings Summaries as of July 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)

$1,000 Par (or similar)
Institutional Preferred	81.0%

Contingent Capital Securities	48.3%

$25 Par (or similar) Retail
Preferred	28.3%

Corporate Bonds	0.4%

Common Stocks	0.0%

Repurchase Agreements	0.7%

Other Assets & Liabilities, Net	1.5%

Reverse Repurchase
Agreements, including accrued interest	(13.1)%

Borrowings	(28.0)%

TFP Shares, Net	(19.1)%

Net Assets	100%

Portfolio Composition[1]
(% of total investments)

Banks	51.5%

Insurance	14.1%

Capital Markets	9.3%

Food Products	4.7%

Financial Services	4.2%

Trading Companies &
Distributors	3.1%

Oil, Gas & Consumable Fuels	3.1%

Other	9.5%

Repurchase Agreements	0.5%

Total	100%

Country Allocation[2]
(% of total investments)

United States	61.0%

United Kingdom	13.0%

France	5.9%

Switzerland	3.4%

Spain	2.7%

Netherlands	2.4%

Canada	2.3%

Australia	2.2%

Germany	1.7%

Ireland	1.7%

Bermuda	1.3%

Other	2.4%

Total	100%

Top Five Issuers
(% of total long-term investments)

Citigroup Inc	4.0%

HSBC Holdings PLC	3.8%

Barclays PLC	3.4%

UBS Group AG	3.3%

Wells Fargo & Co	3.0%

Portfolio Credit Quality
(% of total long-term fixed‑income investments)

BBB	69.0%

BB or Lower	28.8%

N/R (not rated)	2.2%

Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 2.3% (as a percentage of total investments) in emerging market countries.

JPl	Nuveen Preferred and Income Term Fund Performance Overview and Holdings Summaries as of July 31, 2023
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of
		July 31, 2023

		Average Annual

	Inception
	Date	1‑Year	5‑Year	10‑Year
JPI at Common Share NAV	7/26/12	(6.85)%	1.21%	4.46%
JPI at Common Share Price	7/26/12	(7.39)%	1.58%	4.95%
ICE BofA U.S. All Capital Securities Index	–	(1.85)%	2.38%	4.39%
JPI Blended Benchmark	–	(3.47)%	2.20%	4.16%
*For purposes of Fund performance, relative results are measured against the JPI Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 60% ICE BofA U.S. All Capital Securities Index and 2) 40% ICE USD Contingent Capital Index (CDLR). Refer to About the Funds’ Benchmarks for further details on the Fund’s Blended Benchmark compositions through December 30, 2013.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2023 - Common Share Price

Performance Overview and Holdings Summaries as of July 31, 2023 (continued)

Holdings Summaries as of July 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
$1,000 Par (or similar)
Institutional Preferred	79.5%
Contingent Capital Securities	48.5%
$25 Par (or similar) Retail
Preferred	27.7%
Corporate Bonds	0.2%
Repurchase Agreements	0.7%
Other Assets & Liabilities, Net	2.1%
Reverse Repurchase
Agreements, including accrued interest	(15.6)%
Borrowings	(43.1)%
Net Assets	100%

Portfolio Composition[1]
(% of total investments)
Banks	50.6%
Insurance	14.1%
Capital Markets	9.2%
Financial Services	5.2%
Food Products	5.1%
Trading Companies &
Distributors	3.2%
Oil, Gas & Consumable Fuels	3.1%
Other	9.1%
Repurchase Agreements	0.4%
Total	100%

Top Five Issuers
(% of total long-term investments)
Citigroup Inc	4.1%
HSBC Holdings PLC	3.8%
Barclays PLC	3.4%
UBS Group AG	3.2%
Wells Fargo & Co	3.0%

Portfolio Credit Quality
(% of total long-term fixed‑income investments)
BBB	70.3%
BB or Lower	27.5%
N/R (not rated)	2.2%
Total	100%

Country Allocation[2]
(% of total investments)
United States	60.3%
United Kingdom	13.4%
France	5.9%
Switzerland	3.4%
Spain	2.8%
Netherlands	2.5%
Australia	2.4%
Canada	2.4%
Germany	1.9%
Ireland	1.3%
Bermuda	1.1%
Other	2.6%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 2.2% (as a percentage of total investments) in emerging market countries.

JPS	Nuveen Preferred & Income Securities Fund Performance Overview and Holdings Summaries as of July 31, 2023
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of
		July 31, 2023

		Average Annual

	Inception
	Date	1‑Year	5‑Year	10‑Year
JPS at Common Share NAV	9/24/02	(3.29)%	1.40%	4.73%
JPS at Common Share Price	9/24/02	(9.26)%	0.79%	4.91%
ICE BofA U.S. All Capital Securities Index	–	(1.85)%	2.38%	4.39%
JPS Blended Benchmark	–	(3.47)%	2.20%	4.24%
*For purposes of Fund performance, relative results are measured against the JPS Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 60% ICE BofA U.S. All Capital Securities Index and 2) 40% ICE USD Contingent Capital Index (CDLR). Refer to About the Funds’ Benchmarks for further details on the Fund’s Blended Benchmark compositions through December 30, 2013.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2023 - Common Share Price

Performance Overview and Holdings Summaries as of July 31, 2023 (continued)

Holdings Summaries as of July 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
$1,000 Par (or similar)
Institutional Preferred	76.8%
Contingent Capital Securities	52.5%
$25 Par (or similar) Retail
Preferred	14.4%
Corporate Bonds	4.7%
Convertible Preferred Securities	1.4%
Investment Companies	1.1%
Repurchase Agreements	3.0%
Other Assets & Liabilities, Net	1.2%
Reverse Repurchase
Agreements, including accrued interest	(18.0)%
Borrowings	(19.6)%
TFP Shares, Net	(17.5)%
Net Assets	100%

Portfolio Composition[1]
(% of total investments)
Banks	56.3%
Insurance	13.1%
Capital Markets	11.8%
Multi-Utilities	2.5%
Electric Utilities	2.5%
Consumer Finance	2.5%
Financial Services	2.3%
Other	6.4%
Investment Companies	0.7%
Repurchase Agreements	1.9%
Total	100%

Top Five Issuers
(% of total long-term investments)
BNP Paribas SA	4.3%
UBS Group AG	4.2%
Wells Fargo & Co	4.0%
Barclays PLC	3.8%
Societe Generale SA	3.6%

Portfolio Credit Quality
(% of total long-term fixed‑income investments)
A	6.2%
BBB	83.8%
BB or Lower	10.0%
N/R (not rated)	0.0%
Total	100%

Country Allocation[2]
(% of total investments)
United States	53.1%
United Kingdom	12.4%
France	10.1%
Switzerland	6.0%
Canada	3.6%
Finland	3.3%
Spain	2.5%
Netherlands	1.5%
Australia	1.4%
Norway	1.3%
Japan	1.2%
Other	3.6%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes less than 0.1% (as a percentage of total investments) in emerging market countries.

JPT	Nuveen Preferred and Income Fund Performance Overview and Holdings Summaries as of July 31, 2023
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of
		July 31, 2023

		Average Annual

	Inception			Since
	Date	1‑Year	5‑Year	Inception
JPT at Common Share NAV	1/26/17	(5.15)%	1.42%	1.97%
JPT at Common Share Price	1/26/17	(13.03)%	(0.49)%	(0.21)%
ICE BofA U.S. All Capital Securities Index	–	(1.85)%	2.38%	3.05%
JPT Blended Benchmark	–	(3.47)%	1.85%	2.65%
*For purposes of Fund performance, relative results are measured against the JPT Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 60% ICE BofA U.S. All Capital Securities Index and 2) 40% ICE USD Contingent Capital Index (CDLR). The Fund’s performance was measured against the ICE BofA U.S. All Capital Securities Index through February 27, 2022.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2023 - Common Share Price

Performance Overview and Holdings Summaries as of July 31, 2023 (continued)

Holdings Summaries as of July 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
$1,000 Par (or similar)
Institutional Preferred	79.1%
Contingent Capital Securities	46.9%
$25 Par (or similar) Retail
Preferred	24.8%
Corporate Bonds	1.6%
Other Assets & Liabilities, Net	(0.2)%
Reverse Repurchase
Agreements, including accrued interest	(9.3)%
Borrowings	(42.9)%
Net Assets	100%

Top Five Issuers
(% of total long-term investments)
Citigroup Inc	4.0%
HSBC Holdings PLC	3.8%
UBS Group AG	3.8%
Barclays PLC	3.3%
Wells Fargo & Co	3.0%

Portfolio Composition[1]
(% of total investments)
Banks	50.0%
Insurance	14.9%
Capital Markets	9.6%
Food Products	5.5%
Financial Services	4.7%
Oil, Gas & Consumable Fuels	3.0%
Trading Companies &
Distributors	3.0%
Other	9.3%
Total	100%

Portfolio Credit Quality
(% of total long-term fixed‑income investments)
BBB	70.3%
BB or Lower	28.0%
N/R (not rated)	1.7%
Total	100%

Country Allocation[2]
(% of total investments)
United States	59.6%
United Kingdom	13.0%
France	5.8%
Switzerland	3.9%
Spain	2.6%
Germany	2.6%
Netherlands	2.5%
Canada	2.3%
Ireland	2.2%
Australia	2.0%
Bermuda	1.3%
Other	2.2%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 2.2% (as a percentage of total investments) in emerging market countries.

NPFD	Nuveen Variable Rate Preferred & Income Fund Performance Overview and Holdings Summaries as of July 31, 2023
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of
		July 31, 2023

		Average Annual

	Inception		Since
	Date	1‑Year	Inception
NPFD at Common Share NAV	12/15/21	(4.82)%	(10.64)%
NPFD at Common Share Price	12/15/21	(11.68)%	(17.26)%
ICE Variable Rate Preferred & Hybrid Securities Index	–	4.23%	(1.58)%
NPFD Blended Benchmark	–	2.15%	(3.20)%
*For purposes of Fund performance, relative results are measured against the NPFD Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 80% ICE Variable Rate Preferred & Hybrid Securities Index and 2) 20% ICE USD Contingent Capital Index (CDLR).
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2023 - Common Share Price

Performance Overview and Holdings Summaries as of July 31, 2023 (continued)

Holdings Summaries as of July 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
$1,000 Par (or similar)
Institutional Preferred	101.3%
$25 Par (or similar) Retail
Preferred	30.2%
Contingent Capital Securities	24.7%
Other Assets & Liabilities, Net	1.1%
Reverse Repurchase
Agreements, including accrued
interest	(6.2)%
Borrowings	(32.5)%
TFP Shares, Net	(18.6)%
Net Assets	100%

Top Five Issuers
(% of total long-term investments)
Citigroup Inc	4.9%
Wells Fargo & Co	4.3%
JPMorgan Chase & Co	4.0%
Bank of America Corp	3.9%
Goldman Sachs Group Inc/The	2.8%

Portfolio Composition[1]
(% of total investments)
Banks	46.0%
Insurance	14.2%
Capital Markets	9.7%
Oil, Gas & Consumable Fuels	5.8%
Trading Companies &
Distributors	4.4%
Financial Services	3.5%
Electric Utilities	3.2%
Other	13.2%
Total	100%

Portfolio Credit Quality
(% of total long-term fixed‑income investments)
BBB	70.8%
BB or Lower	27.1%
N/R (not rated)	2.1%
Total	100%

Country Allocation[2]
(% of total investments)
United States	70.6%
United Kingdom	8.6%
Canada	4.6%
France	3.5%
Ireland	2.7%
Australia	2.1%
Spain	1.4%
Netherlands	1.4%
Switzerland	1.3%
Bermuda	1.2%
Germany	0.8%
Other	1.8%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 2.1% (as a percentage of total investments) in emerging market countries.

Shareholder Meeting Report
The annual meeting of shareholders was held on May 8, 2023 for JPC, JPI, JPS, JPT and NPFD; at this meeting the shareholders were asked to elect Board members.

	JPC		JPI	JPS		JPT	NPFD
	Common and Preferred shares voting together as a class	Preferred shares	Common shares	Common and Preferred shares voting together as a class	Preferred shares	Common shares	Common and Preferred shares voting together as a class	Preferred Shares
Approval of the Board Members was reached as follows:

Amy B. R. Lancellotta
For	76,531,901	–	16,892,232	146,449,441	–	3,096,859	17,661,781	–
Withhold	3,302,532	–	633,762	3,955,399	–	68,875	762,033	–
Total	79,834,433	–	17,525,994	150,404,840	–	3,165,734	18,423,814	–
John K. Nelson
For	76,345,663	–	16,801,019	144,305,552	–	3,092,601	17,566,346	–
Withhold	3,488,770	–	724,975	6,099,288	–	73,133	857,468	–
Total	79,834,433	–	17,525,994	150,404,840	–	3,165,734	18,423,814	–
Terence J. Toth
For	76,253,161	–	16,816,329	145,221,971	–	3,098,460	17,714,371	–
Withhold	3,581,272	–	709,665	5,182,869	–	67,274	709,443	–
Total	79,834,433	–	17,525,994	150,404,840	–	3,165,734	18,423,814	–
Robert L. Young
For	76,645,637	–	16,810,053	145,430,205	–	3,082,430	17,568,163	–
Withhold	3,188,796	–	715,941	4,974,635	–	83,304	855,651	–
Total	79,834,433	–	17,525,994	150,404,840	–	3,165,734	18,423,814	–
William C. Hunter
For	–	140,000	–	–	247,000	–	–	85,000
Withhold	–	–	–	–	–	–	–
Total	–	140,000	–	–	247,000	–	–	85,000
Albin F. Moschner
For	–	140,000	–	–	247,000	–	–	85,000
Withhold	–	–	–	–	–	–	–
Total	–	140,000	–	–	247,000	–	–	85,000

[This page intentionally left blank.]

Report of Independent Registered
Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Preferred & Income Opportunities Fund, Nuveen Preferred and Income Term Fund, Nuveen Preferred & income Securities Fund, Nuveen Preferred and Income Fund, and Nuveen Variable Rate Preferred & Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the funds listed in Appendix A (the Funds), including the portfolios of investments, as of July 31, 2023, the related statements of operations, cash flows, and changes in net assets for the Funds and periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for the Funds and periods listed in Appendix A. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2023, the results of their operations and their cash flows, and the changes in their net assets for the Funds and periods listed in Appendix A, and the financial highlights for the Funds and periods listed in Appendix A, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
September 29, 2023

Report of Independent Registered Public Accounting Firm (continued)

Appendix A
Funds and Periods
For the year ended July 31, 2023 (statements of operations and cash flows); each of the years in the two‑year period ended July 31, 2023 (statements of changes in net assets); each of the years in the five-year period ended July 31, 2023 (financial highlights):
Nuveen Preferred & Income Opportunities Fund (JPC)
Nuveen Preferred and Income Term Fund (JPI)
Nuveen Preferred & Income Securities Fund (JPS)
Nuveen Preferred and Income Fund (JPT)
For the year ended July 31, 2023 (statements of operations and cash flows); for the year ended July 31, 2023 and the period December 15, 2021 (commencement of operations) through July 31, 2022 (statement of changes in net assets and financial highlights):
Nuveen Variable Rate Preferred & Income Fund (NPFD)

JPC	Nuveen Preferred & Income Opportunities Fund Portfolio of Investments July 31, 2023

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS - 158.0% (99.5% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 81.0% (51.0% of Total Investments)

	Automobiles - 2.2%

$14,640	General Motors Financial Co Inc (3)	5.750%	N/A (4)	BB+	$12,360,595
5,400	General Motors Financial Co Inc	5.700%	N/A (4)	BB+	4,874,796
	Total Automobiles				17,235,391

	Banks - 33.5%

2,000	Bank of America Corp (3‑Month LIBOR reference rate + 3.135% spread) (5)	8.631%	N/A (4)	BBB+	2,004,999
1,415	Bank of America Corp	6.100%	N/A (4)	BBB+	1,403,626
3,685	Bank of America Corp	4.375%	N/A (4)	BBB+	3,229,893
4,830	Bank of America Corp	6.250%	N/A (4)	BBB+	4,785,081
11,835	Bank of America Corp	6.500%	N/A (4)	BBB+	11,781,743
3,720	Bank of America Corp (3)	6.300%	N/A (4)	BBB+	3,706,980
1,820	Citigroup Inc	4.150%	N/A (4)	BBB-	1,524,250
9,981	Citigroup Inc	5.950%	N/A (4)	BBB-	9,686,712
6,290	Citigroup Inc (3)	5.000%	N/A (4)	BBB-	5,957,243
16,055	Citigroup Inc (3)	6.250%	N/A (4)	BBB-	15,880,487
13,145	Citigroup Inc	6.300%	N/A (4)	BBB-	12,865,669
2,415	Citigroup Inc (3)	7.375%	N/A (4)	BBB-	2,457,263
1,685	Citizens Financial Group Inc	6.375%	N/A (4)	Baa3	1,495,448
2,015	Citizens Financial Group Inc (3)	4.000%	N/A (4)	Baa3	1,559,106
8,820	CoBank ACB	6.450%	N/A (4)	BBB+	8,344,370
3,150	CoBank ACB (3)	6.250%	N/A (4)	BBB+	3,031,204
500	Fifth Third Bancorp (3‑Month LIBOR reference rate + 3.033% spread) (5)	8.571%	N/A (4)	BB+	471,860
1,025	Fifth Third Bancorp (3)	4.500%	N/A (4)	Baa3	940,304
14,985	First Citizens BancShares Inc/NC (3‑Month LIBOR reference rate + 3.972% spread) (5)	9.524%	N/A (4)	Ba1	14,865,852
925	Goldman Sachs Group Inc/The	3.800%	N/A (4)	BBB-	764,215
910	Goldman Sachs Group Inc/The	4.400%	N/A (4)	BB+	786,187
2,314	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (4)	BBB	2,862,411
8,525	Huntington Bancshares Inc/OH	5.625%	N/A (4)	Baa3	7,809,643
23,065	JPMorgan Chase & Co (3)	6.750%	N/A (4)	BBB+	23,050,584
1,830	JPMorgan Chase & Co	3.650%	N/A (4)	BBB+	1,643,157
7,075	JPMorgan Chase & Co	5.000%	N/A (4)	BBB+	6,917,581
2,355	JPMorgan Chase & Co (3)	6.100%	N/A (4)	BBB+	2,342,272
2,485	KeyCorp	5.000%	N/A (4)	Baa3	1,993,043
6,970	M&T Bank Corp (3)	6.450%	N/A (4)	Baa2	6,712,347
1,440	M&T Bank Corp (3)	3.500%	N/A (4)	Baa2	1,075,133
1,880	M&T Bank Corp	5.125%	N/A (4)	Baa2	1,579,952
3,185	PNC Financial Services Group Inc/The	6.000%	N/A (4)	Baa2	2,940,186
7,960	PNC Financial Services Group Inc/The (3)	6.250%	N/A (4)	Baa2	7,278,800
11,977	PNC Financial Services Group Inc/The (TSFR3M reference rate + 3.940% spread) (3),(5)	3.804%	N/A (4)	Baa2	12,042,673
1,315	PNC Financial Services Group Inc/The (3‑Month LIBOR reference rate + 3.040% spread) (5)	8.536%	N/A (4)	BBB-	1,314,804
2,835	PNC Financial Services Group Inc/The	3.400%	N/A (4)	Baa2	2,197,125
2,657	PNC Financial Services Group Inc/The	5.000%	N/A (4)	Baa2	2,357,897
1,740	PNC Financial Services Group Inc/The	6.200%	N/A (4)	Baa2	1,674,750
3,545	Regions Financial Corp	5.750%	N/A (4)	Baa3	3,400,288
6,082	Truist Financial Corp	5.100%	N/A (4)	Baa2	5,450,688
3,430	Truist Financial Corp (3‑Month LIBOR reference rate + 3.102% spread) (5)	8.654%	N/A (4)	Baa2	3,410,209
12,915	Truist Financial Corp (6)	4.800%	N/A (4)	Baa2	11,494,350

JPC	Nuveen Preferred & Income Opportunities Fund (continued) Portfolio of Investments July 31, 2023

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$1,385	Wells Fargo & Co (3)	7.950%	11/15/29	Baa1	$1,505,246
9,547	Wells Fargo & Co (3)	3.900%	N/A (4)	Baa2	8,584,662
12,370	Wells Fargo & Co (3)	5.875%	N/A (4)	Baa2	12,091,675
6,615	Wells Fargo & Co	7.625%	N/A (4)	Baa2	6,801,146
6,478	Wells Fargo & Co	5.900%	N/A (4)	Baa2	6,411,277
1,105	Zions Bancorp NA (3‑Month LIBOR reference rate + 3.800% spread) (5)	9.352%	N/A (4)	BB+	925,437
9,666	Zions Bancorp NA	7.200%	N/A (4)	BB+	8,770,311
	Total Banks				262,180,139

	Capital Markets - 3.5%

2,040	Bank of New York Mellon Corp/The	4.700%	N/A (4)	Baa1	1,991,607
5,720	Charles Schwab Corp	5.375%	N/A (4)	Baa2	5,578,211
3,090	Charles Schwab Corp/The (3)	4.000%	N/A (4)	Baa2	2,758,567
7,411	Goldman Sachs Group Inc/The	5.300%	N/A (4)	BBB-	7,221,713
8,359	Goldman Sachs Group Inc/The	5.500%	N/A (4)	BBB-	8,252,331
1,555	Goldman Sachs Group Inc/The	4.125%	N/A (4)	BBB-	1,321,932
	Total Capital Markets				27,124,361

	Communications Equipment - 0.2%

2,315	Vodafone Group PLC (3)	4.125%	6/04/81	BB+	1,840,996
	Total Communications Equipment				1,840,996

	Consumer Finance - 2.3%

3,674	Ally Financial Inc (3)	4.700%	N/A (4)	Ba2	2,787,648
6,365	Ally Financial Inc	4.700%	N/A (4)	Ba2	4,454,107
4,560	American Express Co	3.550%	N/A (4)	Baa2	3,825,995
3,215	Capital One Financial Corp	3.950%	N/A (4)	Baa3	2,558,979
3,175	Discover Financial Services (3)	6.125%	N/A (4)	Ba1	3,047,222
1,465	Discover Financial Services	5.500%	N/A (4)	Ba1	1,128,568
	Total Consumer Finance				17,802,519

	Electric Utilities - 2.7%

2,070	American Electric Power Co Inc	3.875%	2/15/62	BBB	1,670,241
4,310	Edison International (3)	5.000%	N/A (4)	BB+	3,723,716
995	Edison International (3)	5.375%	N/A (4)	BB+	883,042
11,680	Emera Inc (3)	6.750%	6/15/76	BB+	11,358,420
3,580	Southern Co/The (3)	4.000%	1/15/51	BBB-	3,348,189
	Total Electric Utilities				20,983,608

	Financial Services - 4.9%

4,570	American AgCredit Corp, 144A (3)	5.250%	N/A (4)	BB+	4,044,450
2,590	Capital Farm Credit ACA, 144A (3)	5.000%	N/A (4)	BB	2,305,100
1,536	Citigroup Inc (TSFR3M reference rate + 4.330% spread) (5)	9.699%	N/A (4)	BBB-	1,546,292
12	Compeer Financial ACA, 144A (3)	6.750%	N/A (4)	BB+	12,600,199
1,100	Compeer Financial ACA, 144A	4.875%	N/A (4)	BB+	987,250
7,470	Equitable Holdings Inc	4.950%	N/A (4)	BBB-	7,245,231
9,696	Voya Financial Inc (3)	6.125%	N/A (4)	BBB-	9,448,436
	Total Financial Services				38,176,958

	Food Products - 4.8%

2,145	Dairy Farmers of America Inc, 144A	7.125%	N/A (4)	BB+	1,909,050
3,860	Land O’ Lakes Inc, 144A (3)	7.250%	N/A (4)	BB	3,047,856
7,435	Land O’ Lakes Inc, 144A (3)	7.000%	N/A (4)	BB	6,115,287
28,560	Land O’ Lakes Inc, 144A (3)	8.000%	N/A (4)	BB	26,560,800
	Total Food Products				37,632,993

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power and Renewable Electricity Producers - 2.1%

$2,200	AES Andes SA, 144A (3)	7.125%	3/26/79	BB	$2,104,740
4,775	AES Andes SA, 144A	6.350%	10/07/79	BB	4,500,759
1,550	Vistra Corp, 144A	7.000%	N/A (4)	Ba3	1,379,500
8,525	Vistra Corp, 144A	8.000%	N/A (4)	Ba3	8,157,999
	Total Independent Power and Renewable Electricity Producers				16,142,998

	Industrial Conglomerates - 0.6%

5,079	General Electric Co (3‑Month LIBOR reference rate + 3.330% spread) (3),(5)	8.882%	N/A (4)	BBB-	5,091,558
	Total Industrial Conglomerates				5,091,558

	Insurance - 13.4%

1,615	Aegon NV	5.500%	4/11/48	Baa2	1,540,145
1,550	American International Group Inc (3)	5.750%	4/01/48	BBB-	1,495,699
16,404	Assurant Inc (3)	7.000%	3/27/48	Baa3	15,970,257
11,519	Assured Guaranty Municipal Holdings Inc, 144A (3)	6.400%	12/15/66	BBB+	10,263,124
3,285	AXIS Specialty Finance LLC (3)	4.900%	1/15/40	BBB	2,631,787
2,395	Enstar Finance LLC	5.750%	9/01/40	BBB-	2,090,108
4,720	Enstar Finance LLC	5.500%	1/15/42	BBB-	3,664,045
8,710	Markel Group Inc	6.000%	N/A (4)	BBB-	8,462,411
6,088	MetLife Inc, 144A	9.250%	4/08/38	BBB	7,031,641
3,860	MetLife Inc	3.850%	N/A (4)	BBB	3,606,830
2,010	MetLife Inc	5.875%	N/A (4)	BBB	1,959,295
2,485	PartnerRe Finance B LLC (3)	4.500%	10/01/50	Baa1	2,083,012
7,488	Provident Financing Trust I (3)	7.405%	3/15/38	BB+	7,425,706
745	Prudential Financial Inc	3.700%	10/01/50	BBB+	636,132
2,690	Prudential Financial Inc	5.125%	3/01/52	BBB+	2,450,381
9,498	QBE Insurance Group Ltd , Reg S	6.750%	12/02/44	BBB	9,393,067
2,960	QBE Insurance Group Ltd, 144A (3)	5.875%	N/A (4)	Baa2	2,840,881
9,055	QBE Insurance Group Ltd, 144A (3)	7.500%	11/24/43	Baa1	9,032,410
9,700	SBL Holdings Inc, 144A	6.500%	N/A (4)	BB	5,504,750
10,685	SBL Holdings Inc, 144A (3)	7.000%	N/A (4)	BB	6,651,412
	Total Insurance				104,733,093

	Media - 0.3%

3,110	Paramount Global	6.375%	3/30/62	Baa3	2,564,039
	Total Media				2,564,039

	Multi-Utilities - 2.0%

7,999	CenterPoint Energy Inc	6.125%	N/A (4)	BBB-	7,838,206
1,210	CMS Energy Corp (3)	4.750%	6/01/50	BBB-	1,063,390
3,005	Sempra	4.125%	4/01/52	BBB-	2,467,688
4,750	Sempra	4.875%	N/A (4)	BBB-	4,488,750
	Total Multi-Utilities				15,858,034

	Oil, Gas & Consumable Fuels - 2.6%

2,578	Enbridge Inc	5.500%	7/15/77	BBB-	2,329,037
3,460	Enbridge Inc (3)	7.625%	1/15/83	BBB-	3,495,988
1,540	Enbridge Inc (3)	6.000%	1/15/77	BBB-	1,454,727
5,765	Enbridge Inc (3)	5.750%	7/15/80	BBB-	5,269,819
3,320	Energy Transfer LP (3)	6.500%	N/A (4)	BB	3,007,279
630	Energy Transfer LP	7.125%	N/A (4)	BB	553,330
3,015	Transcanada Trust	5.600%	3/07/82	BBB-	2,539,798
2,245	Transcanada Trust	5.500%	9/15/79	BBB-	1,909,384
	Total Oil, Gas & Consumable Fuels				20,559,362

JPC	Nuveen Preferred & Income Opportunities Fund (continued) Portfolio of Investments July 31, 2023

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors - 4.1%

$15,493	AerCap Global Aviation Trust, 144A (3)	6.500%	6/15/45	Baa3	$15,128,775
6,030	AerCap Holdings NV	5.875%	10/10/79	BB+	5,829,117
4,180	Air Lease Corp (3)	4.650%	N/A (4)	BB+	3,706,879
1,960	ILFC E‑Capital Trust I, 144A	7.064%	12/21/65	Baa3	1,374,731
8,474	ILFC E‑Capital Trust I, 144A	7.314%	12/21/65	Baa3	6,058,014
	Total Trading Companies & Distributors				32,097,516

	U.S. Agency - 0.9%

2,420	Farm Credit Bank of Texas, 144A (3)	5.700%	N/A (4)	Baa1	2,238,500
5,835	Farm Credit Bank of Texas, 144A (3)	6.200%	N/A (4)	BBB+	5,105,625
	Total U.S. Agency				7,344,125

	Wireless Telecommunication Services - 0.9%

6,644	Vodafone Group PLC	7.000%	4/04/79	BB+	6,830,077
	Total Wireless Telecommunication Services				6,830,077
	Total $1,000 Par (or similar) Institutional Preferred (cost $676,334,777)				634,197,767

Principal Amount (000)	Description (1),(7)	Coupon	Maturity	Ratings (2)	Value
	CONTINGENT CAPITAL SECURITIES - 48.3% (30.4% of Total Investments)

	Banks - 40.0%

$2,025	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A (3)	6.750%	N/A (4)	Baa2	$2,018,155
5,495	Banco Bilbao Vizcaya Argentaria SA (3)	6.125%	N/A (4)	Ba2	4,746,888
11,060	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (4)	Ba2	10,531,332
4,700	Banco Mercantil del Norte SA/Grand Cayman, 144A (3)	7.500%	N/A (4)	Ba2	4,263,793
3,120	Banco Mercantil del Norte SA/Grand Cayman, 144A (3)	7.625%	N/A (4)	Ba2	2,871,232
8,000	Banco Santander SA , Reg S	7.500%	N/A (4)	Ba1	7,742,160
11,705	Banco Santander SA	4.750%	N/A (4)	Ba1	9,304,865
8,845	Barclays PLC	8.000%	N/A (4)	BBB-	8,225,850
6,440	Barclays PLC	6.125%	N/A (4)	BBB-	5,883,031
10,185	Barclays PLC	8.000%	N/A (4)	BBB-	10,028,966
17,495	Barclays PLC	7.750%	N/A (4)	BBB-	17,437,267
13,875	BNP Paribas SA, 144A	7.750%	N/A (4)	BBB	13,811,175
1,600	BNP Paribas SA, 144A	7.000%	N/A (4)	BBB	1,506,400
2,500	BNP Paribas SA, 144A	9.250%	N/A (4)	BBB	2,626,440
5,050	BNP Paribas SA, 144A	7.375%	N/A (4)	BBB	4,987,380
7,560	BNP Paribas SA, 144A	6.625%	N/A (4)	BBB	7,342,650
1,925	Credit Agricole SA, 144A	4.750%	N/A (4)	BBB	1,571,570
12,285	Credit Agricole SA, 144A	8.125%	N/A (4)	BBB	12,321,855
5,854	Credit Agricole SA, 144A (3)	7.875%	N/A (4)	BBB	5,825,432
1,600	Danske Bank A/S , Reg S	7.000%	N/A (4)	BBB-	1,531,520
525	Danske Bank A/S , Reg S	4.375%	N/A (4)	BBB-	451,882
22,034	HSBC Holdings PLC (6)	6.375%	N/A (4)	BBB	21,272,156
13,585	HSBC Holdings PLC	8.000%	N/A (4)	BBB	13,667,413
13,175	HSBC Holdings PLC (3)	6.000%	N/A (4)	BBB	12,049,315
11,365	ING Groep NV , Reg S	6.750%	N/A (4)	BBB	10,966,998
10,560	ING Groep NV	5.750%	N/A (4)	BBB	9,480,239
7,585	ING Groep NV	6.500%	N/A (4)	BBB	7,148,959
5,575	Intesa Sanpaolo SpA, 144A (3)	7.700%	N/A (4)	BB-	5,365,938
17,395	Lloyds Banking Group PLC	7.500%	N/A (4)	Baa3	16,442,624
11,980	Lloyds Banking Group PLC (3)	7.500%	N/A (4)	Baa3	11,674,510
5,075	Lloyds Banking Group PLC	8.000%	N/A (4)	Baa3	4,750,200
3,350	Macquarie Bank Ltd/London, 144A (3)	6.125%	N/A (4)	Baa3	3,065,830
9,319	NatWest Group PLC (3)	6.000%	N/A (4)	Baa3	8,721,186
9,190	NatWest Group PLC	8.000%	N/A (4)	BBB-	9,088,450
5,180	Nordea Bank Abp, 144A	6.625%	N/A (4)	BBB+	5,008,387

Principal Amount (000)	Description (1),(7)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$2,820	Societe Generale SA, 144A	4.750%	N/A (4)	BB+	$2,370,548
6,636	Societe Generale SA, 144A	7.875%	N/A (4)	BB+	6,556,379
2,066	Societe Generale SA, 144A (3)	6.750%	N/A (4)	BB	1,772,062
7,175	Societe Generale SA, 144A	9.375%	N/A (4)	BB+	7,299,486
6,268	Societe Generale SA, 144A	8.000%	N/A (4)	BB	6,139,506
6,880	Standard Chartered PLC, 144A	7.750%	N/A (4)	BBB-	6,847,665
2,681	Standard Chartered PLC, 144A	6.000%	N/A (4)	BBB-	2,582,671
2,390	Standard Chartered PLC, 144A	4.300%	N/A (4)	BBB-	1,866,351
5,500	UniCredit SpA , Reg S	8.000%	N/A (4)	BB-	5,427,400
	Total Banks				314,594,116

	Capital Markets - 8.3%

18,750	Credit Suisse Group AG, 144A	7.500%	N/A (4)	N/R	937,500
8,090	Credit Suisse Group AG, 144A	6.375%	N/A (4)	N/R	404,500
10,229	Credit Suisse Group AG, 144A	7.250%	N/A (4)	N/R	511,450
10,605	Credit Suisse Group AG, Claim, 144A	7.500%	N/A (4)	N/R	530,250
7,835	Credit Suisse Group AG, Claim, 144A	9.750%	N/A (4)	N/R	391,750
21,475	Deutsche Bank AG (3),(6)	6.000%	N/A (4)	Ba2	17,871,335
2,400	Deutsche Bank AG	7.500%	N/A (4)	BB+	2,217,504
400	Deutsche Bank AG , Reg S	4.789%	N/A (4)	BB+	340,128
13,675	UBS Group AG , Reg S	7.000%	N/A (4)	BBB-	13,162,188
13,740	UBS Group AG, 144A (3)	7.000%	N/A (4)	BBB-	13,449,399
14,730	UBS Group AG , Reg S	6.875%	N/A (4)	BBB-	13,678,897
	Total Capital Markets				63,494,901
	Total Contingent Capital Securities (cost $445,959,487)				378,089,017

Shares	Description (1)	Coupon		Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED - 28.3% (17.8% of Total Investments)

	Banks - 8.0%

49,824	CoBank ACB	6.200%		BBB+	$4,857,840
159,700	Farm Credit Bank of Texas, 144A (3)	6.750%		Baa1	15,810,300
221,181	Fifth Third Bancorp (3)	6.625%		Baa3	5,609,150
427,000	KeyCorp	6.200%		Baa3	9,176,230
138,275	KeyCorp	6.125%		Baa3	3,115,336
337,570	New York Community Bancorp Inc	6.375%		Ba2	7,889,011
219,461	Regions Financial Corp	6.375%		Baa3	5,313,151
67,764	Regions Financial Corp	5.700%		Baa3	1,473,867
91,115	Synovus Financial Corp	5.875%		BB‑	1,922,526
68,200	Wells Fargo & Co	4.750%		Baa2	1,302,620
141,500	Western Alliance Bancorp	4.250%		Ba3	2,264,000
160,747	Wintrust Financial Corp	6.875%		BB	3,809,704
	Total Banks				62,543,735

	Capital Markets - 3.2%

55,114	Goldman Sachs Group Inc/The	8.977%		BB+	1,400,447
203,611	Morgan Stanley	5.850%		BBB	4,878,519
444,260	Morgan Stanley (3)	7.125%		BBB	11,199,795
100,352	Morgan Stanley	6.375%		BBB	2,510,807
72,100	Morgan Stanley	6.500%		BBB	1,878,205
110,293	Morgan Stanley	6.875%		BBB	2,823,501
	Total Capital Markets				24,691,274

	Consumer Finance - 0.5%

84,573	Capital One Financial Corp (3)	5.000%		Baa3	1,672,008
132,414	Synchrony Financial (3)	5.625%		BB‑	2,282,817
	Total Consumer Finance				3,954,825

JPC	Nuveen Preferred & Income Opportunities Fund (continued) Portfolio of Investments July 31, 2023

Shares	Description (1)	Coupon		Ratings (2)	Value

	Diversified Telecommunication Services - 0.2%

99,300	AT&T Inc (3)	4.750%		BBB‑	$1,835,064
	Total Diversified Telecommunication Services				1,835,064

	Financial Services - 1.7%

47,800	AgriBank FCB	6.875%		BBB+	4,813,460
114,400	Equitable Holdings Inc	5.250%		BBB‑	2,378,376
68,813	Federal Agricultural Mortgage Corp	6.000%		N/R	1,738,492
204,839	Voya Financial Inc	5.350%		BBB‑	4,635,506
	Total Financial Services				13,565,834

	Food Products - 2.7%

295,991	CHS Inc	7.100%		N/R	7,503,372
279,909	CHS Inc	6.750%		N/R	7,073,300
156,811	CHS Inc (3)	7.875%		N/R	4,128,834
23,900	Dairy Farmers of America Inc, 144A	7.875%		BB+	2,198,800
	Total Food Products				20,904,306

	Insurance - 8.7%

226,000	American Equity Investment Life Holding Co	6.625%		BB	5,243,200
460,300	American Equity Investment Life Holding Co	5.950%		BB	9,680,109
107,800	Aspen Insurance Holdings Ltd	5.625%		BB+	2,078,384
423,677	Aspen Insurance Holdings Ltd	9.593%		BB+	10,829,184
82,800	Assurant Inc	5.250%		Baa3	1,584,792
236,052	Athene Holding Ltd	6.375%		BBB	5,592,072
348,505	Athene Holding Ltd	6.350%		BBB	7,454,522
80,000	Axis Capital Holdings Ltd	5.500%		BBB	1,634,400
63,400	Delphi Financial Group Inc	8.511%		BBB	1,416,990
319,645	Enstar Group Ltd	7.000%		BBB‑	7,607,551
219,645	Maiden Holdings North America Ltd	7.750%		N/R	3,876,734
273,630	Reinsurance Group of America Inc	5.750%		BBB+	6,862,641
116,700	Reinsurance Group of America Inc	7.125%		BBB+	3,003,858
79,073	Selective Insurance Group Inc	4.600%		BBB‑	1,382,196
	Total Insurance				68,246,633

	Multi-Utilities - 0.2%

45,100	NiSource Inc	6.500%		BBB‑	1,138,775
	Total Multi-Utilities				1,138,775

	Oil, Gas & Consumable Fuels - 2.2%

60,200	Energy Transfer LP	7.600%		BB	1,486,940
221,982	NuStar Energy LP	12.274%		B2	5,673,860
242,497	NuStar Energy LP	11.151%		B2	5,887,827
163,651	NuStar Logistics LP	12.304%		B	4,299,112
	Total Oil, Gas & Consumable Fuels				17,347,739

	Trading Companies & Distributors - 0.9%

207,815	Air Lease Corp	6.150%		BB+	4,902,356
76,500	WESCO International Inc	10.625%		B+	2,074,680
	Total Trading Companies & Distributors				6,977,036
	Total $25 Par (or similar) Retail Preferred (cost $237,518,504)				221,205,221

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS - 0.4% (0.3% of Total Investments)

	Banks - 0.1%

$1,180	Commerzbank AG, 144A	8.125%	9/19/23	Baa3	$1,178,586
	Total Banks				1,178,586

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance - 0.3%

$2,375	Fidelis Insurance Holdings Ltd, 144A	6.625%	4/01/41	BB+	$2,256,250
	Total Insurance				2,256,250
	Total Corporate Bonds (cost $3,556,347)				3,434,836

Shares	Description (1)				Value
	COMMON STOCKS - 0.0% (0.0% of Total Investments)

	Chemicals - 0.0%

60	LyondellBasell Industries NV, Class A				$5,932
	Total Chemicals				5,932
	Total Common Stocks (cost $–)				5,932
	Total Long-Term Investments (cost $1,363,369,115)				1,236,932,773

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS - 0.7% (0.5% of Total Investments)

	REPURCHASE AGREEMENTS - 0.7% (0.5% of Total Investments)

$5,890	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/2023,repurchase price $5,890,861, collateralized by $6,388,700, U.S. Treasury Bond, 3.750%, due 11/15/2043, value $6,007,841	5.260%	8/01/23		$5,890,000
	Total Repurchase Agreements (cost $5,890,000)				5,890,000
	Total Short-Term Investments (cost $5,890,000)				5,890,000
	Total Investments (cost $1,369,259,115) - 158.7%				1,242,822,773
	Borrowings - (28.0)% (8),(9)				(219,600,000)
	Reverse Repurchase Agreements, including accrued interest - (13.1)%(10)				(102,637,882)
	TFP Shares, Net - (19.1)%(11)				(149,358,643)
	Other Assets & Liabilities, Net -1.5%(12)				11,781,092
	Net Assets Applicable to Common Shares - 100%				$783,007,340
Investments in Derivatives
Interest Rate Swaps - OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date(13)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$277,500,000	Receive	1‑Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$14,684,221	$14,684,221
Morgan Stanley Capital Services, LLC	48,000,000	Receive	1‑Month LIBOR	2.364%	Monthly	7/01/19	7/01/26	7/01/28	2,621,986	2,621,986

Total										$17,306,207
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub‑classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub‑classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

JPC	Nuveen Preferred & Income Opportunities Fund (continued) Portfolio of Investments July 31, 2023

(3)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $230,579,184 have been pledged as collateral for reverse repurchase agreements.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(6)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $45,257,059.

(7)
Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	Borrowings as a percentage of Total Investments is 17.7%.

(9)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $727,208,374 have been pledged as collateral for borrowings.

(10)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 8.3%.
(11)	TFP Shares, Net as a percentage of Total Investments is 12.0%.

(12)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over‑the‑counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(13)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TSFR
3M	CME Term SOFR 3 Month

See Notes to Financial Statements

JPI	Nuveen Preferred and Income Term Fund Portfolio of Investments July 31, 2023

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS - 155.9% (99.6% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 79.5% (50.7% of Total Investments)

	Automobiles - 2.2%

$2,910	General Motors Financial Co Inc	5.700%	N/A (3)	BB+	$2,626,974
7,963	General Motors Financial Co Inc	5.750%	N/A (3)	BB+	6,723,184
	Total Automobiles				9,350,158

	Banks - 30.9%

1,960	Bank of America Corp	6.100%	N/A (3)	BBB+	1,944,246
3,620	Bank of America Corp	6.500%	N/A (3)	BBB+	3,603,710
3,290	Bank of America Corp (4)	6.250%	N/A (3)	BBB+	3,259,403
1,970	Bank of America Corp	4.375%	N/A (3)	BBB+	1,726,700
3,150	Bank of America Corp	6.300%	N/A (3)	BBB+	3,138,975
6,465	Citigroup Inc	5.000%	N/A (3)	BBB-	6,122,985
1,315	Citigroup Inc	7.375%	N/A (3)	BBB-	1,338,013
1,695	Citigroup Inc	4.150%	N/A (3)	BBB-	1,419,563
7,565	Citigroup Inc	6.300%	N/A (3)	BBB-	7,404,244
7,308	Citigroup Inc	5.950%	N/A (3)	BBB-	7,092,525
2,870	Citigroup Inc (5)	6.250%	N/A (3)	BBB-	2,838,804
1,070	Citizens Financial Group Inc	4.000%	N/A (3)	Baa3	827,912
880	Citizens Financial Group Inc	6.375%	N/A (3)	Baa3	781,006
4,805	CoBank ACB	6.450%	N/A (3)	BBB+	4,545,884
1,065	Fifth Third Bancorp	4.500%	N/A (3)	Baa3	976,999
275	Fifth Third Bancorp (3‑Month LIBOR reference rate + 3.033% spread) (6)	8.571%	N/A (3)	BB+	259,523
2,670	First Citizens BancShares Inc/NC (3‑Month LIBOR reference rate + 3.972% spread) (6)	9.524%	N/A (3)	Ba1	2,648,770
860	Goldman Sachs Group Inc/The	3.800%	N/A (3)	BBB-	710,514
850	Goldman Sachs Group Inc/The	4.400%	N/A (3)	BB+	734,350
2,121	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	BBB	2,623,670
4,740	Huntington Bancshares Inc/OH	5.625%	N/A (3)	Baa3	4,342,253
9,892	JPMorgan Chase & Co	6.750%	N/A (3)	BBB+	9,885,817
985	JPMorgan Chase & Co	3.650%	N/A (3)	BBB+	884,432
5,800	JPMorgan Chase & Co (5)	5.000%	N/A (3)	BBB+	5,670,950
1,715	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	1,705,731
1,390	KeyCorp	5.000%	N/A (3)	Baa3	1,114,821
1,340	M&T Bank Corp	3.500%	N/A (3)	Baa2	1,000,471
2,785	M&T Bank Corp	5.125%	N/A (3)	Baa2	2,340,514
1,570	M&T Bank Corp	6.450%	N/A (3)	Baa2	1,511,963
715	PNC Financial Services Group Inc/The (3‑Month LIBOR reference rate + 3.040% spread) (6)	8.536%	N/A (3)	BBB-	714,894
945	PNC Financial Services Group Inc/The	6.200%	N/A (3)	Baa2	909,562
4,371	PNC Financial Services Group Inc/The (TSFR3M reference rate + 3.940% spread) (6)	3.804%	N/A (3)	Baa2	4,394,967
4,315	PNC Financial Services Group Inc/The (5)	6.250%	N/A (3)	Baa2	3,945,731
1,407	PNC Financial Services Group Inc/The	5.000%	N/A (3)	Baa2	1,248,612
2,130	PNC Financial Services Group Inc/The	3.400%	N/A (3)	Baa2	1,650,750
1,760	PNC Financial Services Group Inc/The	6.000%	N/A (3)	Baa2	1,624,718
1,625	Regions Financial Corp	5.750%	N/A (3)	Baa3	1,558,665
7,045	Truist Financial Corp (5)	4.800%	N/A (3)	Baa2	6,270,050
1,805	Truist Financial Corp (3‑Month LIBOR reference rate + 3.102% spread) (5),(6)	8.654%	N/A (3)	Baa2	1,794,585
3,270	Truist Financial Corp	5.100%	N/A (3)	Baa2	2,930,574
5,638	Wells Fargo & Co	5.875%	N/A (3)	Baa2	5,511,145
5,150	Wells Fargo & Co	3.900%	N/A (3)	Baa2	4,630,880
3,605	Wells Fargo & Co	7.625%	N/A (3)	Baa2	3,706,445

JPI	Nuveen Preferred and Income Term Fund (continued) Portfolio of Investments July 31, 2023

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$3,256	Wells Fargo & Co	5.900%	N/A (3)	Baa2	$3,222,463
1,230	Wells Fargo & Co (5)	7.950%	11/15/29	Baa1	1,336,788
550	Zions Bancorp NA (3‑Month LIBOR reference rate + 3.800% spread) (6)	9.352%	N/A (3)	BB+	460,625
1,415	Zions Bancorp NA (5)	7.200%	N/A (3)	BB+	1,283,881
	Total Banks				129,650,083

	Capital Markets - 3.4%

1,145	Bank of New York Mellon Corp/The	4.700%	N/A (3)	Baa1	1,117,838
3,115	Charles Schwab Corp	5.375%	N/A (3)	Baa2	3,037,785
1,685	Charles Schwab Corp/The	4.000%	N/A (3)	Baa2	1,504,267
4,127	Goldman Sachs Group Inc/The (5)	5.300%	N/A (3)	BBB-	4,021,591
3,785	Goldman Sachs Group Inc/The	5.500%	N/A (3)	BBB-	3,736,700
950	Goldman Sachs Group Inc/The	4.125%	N/A (3)	BBB-	807,611
	Total Capital Markets				14,225,792

	Communications Equipment - 0.2%

1,290	Vodafone Group PLC	4.125%	6/04/81	BB+	1,025,868
	Total Communications Equipment				1,025,868

	Consumer Finance - 2.3%

1,980	Ally Financial Inc	4.700%	N/A (3)	Ba2	1,502,325
2,570	Ally Financial Inc	4.700%	N/A (3)	Ba2	1,798,437
2,350	American Express Co	3.550%	N/A (3)	Baa2	1,971,730
2,705	Capital One Financial Corp	3.950%	N/A (3)	Baa3	2,153,045
1,820	Discover Financial Services	6.125%	N/A (3)	Ba1	1,746,754
800	Discover Financial Services	5.500%	N/A (3)	Ba1	616,283
	Total Consumer Finance				9,788,574

	Electric Utilities - 2.8%

1,920	American Electric Power Co Inc (5)	3.875%	2/15/62	BBB	1,549,209
2,110	Edison International	5.000%	N/A (3)	BB+	1,822,980
930	Edison International	5.375%	N/A (3)	BB+	825,355
6,100	Emera Inc (5)	6.750%	6/15/76	BB+	5,932,052
1,935	Southern Co/The	4.000%	1/15/51	BBB-	1,809,705
	Total Electric Utilities				11,939,301

	Financial Services - 5.7%

2,010	American AgCredit Corp, 144A	5.250%	N/A (3)	BB+	1,778,850
2,425	Capital Farm Credit ACA, 144A	5.000%	N/A (3)	BB	2,158,250
840	Citigroup Inc (TSFR3M reference rate + 4.330% spread) (6)	9.699%	N/A (3)	BBB-	845,629
12	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	11,800,186
1,050	Compeer Financial ACA, 144A	4.875%	N/A (3)	BB+	942,375
3,430	Equitable Holdings Inc	4.950%	N/A (3)	BBB-	3,326,793
3,171	Voya Financial Inc (5)	6.125%	N/A (3)	BBB-	3,090,036
	Total Financial Services				23,942,119

	Food Products - 5.1%

2,250	Dairy Farmers of America Inc, 144A	7.125%	N/A (3)	BB+	2,002,500
2,240	Land O’ Lakes Inc, 144A	7.250%	N/A (3)	BB	1,768,704
12,550	Land O’ Lakes Inc, 144A	8.000%	N/A (3)	BB	11,671,500
7,223	Land O’ Lakes Inc, 144A	7.000%	N/A (3)	BB	5,940,918
	Total Food Products				21,383,622

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power and Renewable Electricity Producers - 1.3%

$1,240	AES Andes SA, 144A	7.125%	3/26/79	BB	$1,186,308
2,550	AES Andes SA, 144A	6.350%	10/07/79	BB	2,403,547
1,095	Vistra Corp, 144A	7.000%	N/A (3)	Ba3	974,550
1,135	Vistra Corp, 144A	8.000%	N/A (3)	Ba3	1,086,138
	Total Independent Power and Renewable Electricity Producers				5,650,543

	Industrial Conglomerates - 0.7%

2,747	General Electric Co (3‑Month LIBOR reference rate + 3.330% spread) (5),(6)	8.882%	N/A (3)	BBB-	2,753,792
	Total Industrial Conglomerates				2,753,792

	Insurance - 14.2%

1,505	Aegon NV	5.500%	4/11/48	Baa2	1,435,243
1,447	American International Group Inc (5)	5.750%	4/01/48	BBB-	1,396,307
8,580	Assurant Inc (5)	7.000%	3/27/48	Baa3	8,353,134
10,595	Assured Guaranty Municipal Holdings Inc, 144A (5)	6.400%	12/15/66	BBB+	9,439,864
2,320	AXIS Specialty Finance LLC (5)	4.900%	1/15/40	BBB	1,858,675
1,505	Enstar Finance LLC (5)	5.500%	1/15/42	BBB-	1,168,303
1,540	Enstar Finance LLC	5.750%	9/01/40	BBB-	1,343,952
4,755	Markel Group Inc	6.000%	N/A (3)	BBB-	4,619,835
3,440	MetLife Inc, 144A (5)	9.250%	4/08/38	BBB	3,973,201
1,095	MetLife Inc (5)	5.875%	N/A (3)	BBB	1,067,377
1,525	MetLife Inc	3.850%	N/A (3)	BBB	1,424,978
2,335	PartnerRe Finance B LLC (5)	4.500%	10/01/50	Baa1	1,957,277
3,544	Provident Financing Trust I	7.405%	3/15/38	BB+	3,514,517
1,405	Prudential Financial Inc (5)	5.125%	3/01/52	BBB+	1,279,846
700	Prudential Financial Inc	3.700%	10/01/50	BBB+	597,708
3,960	QBE Insurance Group Ltd , Reg S	6.750%	12/02/44	BBB	3,916,251
2,770	QBE Insurance Group Ltd, 144A (5)	5.875%	N/A (3)	Baa2	2,658,527
5,030	QBE Insurance Group Ltd, 144A (5)	7.500%	11/24/43	Baa1	5,017,451
6,695	SBL Holdings Inc, 144A (5)	7.000%	N/A (3)	BB	4,167,637
600	SBL Holdings Inc, 144A	6.500%	N/A (3)	BB	340,500
	Total Insurance				59,530,583

	Media - 0.3%

1,660	Paramount Global	6.375%	3/30/62	Baa3	1,368,587
	Total Media				1,368,587

	Multi-Utilities - 2.1%

4,505	CenterPoint Energy Inc	6.125%	N/A (3)	BBB-	4,414,441
570	CMS Energy Corp (5)	4.750%	6/01/50	BBB-	500,936
1,785	Sempra (5)	4.125%	4/01/52	BBB-	1,465,831
2,365	Sempra	4.875%	N/A (3)	BBB-	2,234,925
	Total Multi-Utilities				8,616,133

	Oil, Gas & Consumable Fuels - 2.6%

1,245	Enbridge Inc	5.500%	7/15/77	BBB-	1,124,768
3,520	Enbridge Inc (5)	5.750%	7/15/80	BBB-	3,217,652
1,905	Enbridge Inc	7.625%	1/15/83	BBB-	1,924,814
690	Enbridge Inc	6.000%	1/15/77	BBB-	651,793
1,590	Energy Transfer LP (5)	6.500%	N/A (3)	BB	1,440,233
345	Energy Transfer LP (5)	7.125%	N/A (3)	BB	303,014
1,650	Transcanada Trust (5)	5.600%	3/07/82	BBB-	1,389,939
1,225	Transcanada Trust (5)	5.500%	9/15/79	BBB-	1,041,869
	Total Oil, Gas & Consumable Fuels				11,094,082

JPI	Nuveen Preferred and Income Term Fund (continued) Portfolio of Investments July 31, 2023

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors - 4.1%

$7,045	AerCap Global Aviation Trust, 144A (5)	6.500%	6/15/45	Baa3	$6,879,379
1,915	AerCap Holdings NV	5.875%	10/10/79	BB+	1,851,204
2,045	Air Lease Corp	4.650%	N/A (3)	BB+	1,813,533
1,855	ILFC E‑Capital Trust I, 144A (5)	7.064%	12/21/65	Baa3	1,301,084
7,362	ILFC E‑Capital Trust I, 144A (5)	7.314%	12/21/65	Baa3	5,263,052
	Total Trading Companies & Distributors				17,108,252

	U.S. Agency - 0.8%

1,180	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB+	1,032,500
2,270	Farm Credit Bank of Texas, 144A	5.700%	N/A (3)	Baa1	2,099,750
	Total U.S. Agency				3,132,250

	Wireless Telecommunication Services - 0.8%

3,180	Vodafone Group PLC (5)	7.000%	4/04/79	BB+	3,269,061
	Total Wireless Telecommunication Services				3,269,061
	Total $1,000 Par (or similar) Institutional Preferred (cost $355,092,442)				333,828,800

Principal Amount (000)	Description (1),(7)	Coupon	Maturity	Ratings (2)	Value
	CONTINGENT CAPITAL SECURITIES - 48.5% (31.0% of Total Investments)

	Banks - 40.5%

$1,470	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (3)	Baa2	$1,465,031
3,010	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (3)	Ba2	2,600,206
6,020	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (3)	Ba2	5,732,244
1,300	Banco Mercantil del Norte SA/Grand Cayman, 144A (5)	7.500%	N/A (3)	Ba2	1,179,347
2,930	Banco Mercantil del Norte SA/Grand Cayman, 144A (5)	7.625%	N/A (3)	Ba2	2,696,381
4,400	Banco Santander SA , Reg S	7.500%	N/A (3)	Ba1	4,258,188
6,260	Banco Santander SA	4.750%	N/A (3)	Ba1	4,976,374
7,610	Barclays PLC (5)	7.750%	N/A (3)	BBB-	7,584,887
5,170	Barclays PLC (5)	8.000%	N/A (3)	BBB-	5,090,796
4,410	Barclays PLC (5)	8.000%	N/A (3)	BBB-	4,101,300
6,295	Barclays PLC	6.125%	N/A (3)	BBB-	5,750,572
2,745	BNP Paribas SA, 144A	7.375%	N/A (3)	BBB	2,710,962
1,350	BNP Paribas SA, 144A	7.000%	N/A (3)	BBB	1,271,025
7,385	BNP Paribas SA, 144A	7.750%	N/A (3)	BBB	7,351,029
1,360	BNP Paribas SA, 144A	9.250%	N/A (3)	BBB	1,428,783
3,935	BNP Paribas SA, 144A	6.625%	N/A (3)	BBB	3,821,869
6,644	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB	6,663,932
3,185	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB	3,169,457
1,050	Credit Agricole SA, 144A	4.750%	N/A (3)	BBB	857,220
870	Danske Bank A/S , Reg S	7.000%	N/A (3)	BBB-	832,764
285	Danske Bank A/S , Reg S	4.375%	N/A (3)	BBB-	245,307
11,566	HSBC Holdings PLC	6.375%	N/A (3)	BBB	11,166,096
7,365	HSBC Holdings PLC (5)	8.000%	N/A (3)	BBB	7,409,680
7,165	HSBC Holdings PLC	6.000%	N/A (3)	BBB	6,552,815
5,535	ING Groep NV	5.750%	N/A (3)	BBB	4,969,046
4,270	ING Groep NV	6.500%	N/A (3)	BBB	4,024,530
6,200	ING Groep NV , Reg S	6.750%	N/A (3)	BBB	5,982,876
3,034	Intesa Sanpaolo SpA, 144A (5)	7.700%	N/A (3)	BB-	2,920,225
8,890	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	8,663,305
2,735	Lloyds Banking Group PLC (5)	8.000%	N/A (3)	Baa3	2,559,960
7,035	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	6,649,834
3,050	Macquarie Bank Ltd/London, 144A (4)	6.125%	N/A (3)	Baa3	2,791,278
5,020	NatWest Group PLC	6.000%	N/A (3)	Baa3	4,697,967
5,195	NatWest Group PLC	8.000%	N/A (3)	BBB-	5,137,595
2,810	Nordea Bank Abp, 144A	6.625%	N/A (3)	BBB+	2,716,905

Principal Amount (000)	Description (1),(7)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$4,530	Societe Generale SA, 144A	9.375%	N/A (3)	BB+	$4,608,595
1,113	Societe Generale SA, 144A (5)	6.750%	N/A (3)	BB	954,649
1,580	Societe Generale SA, 144A (5)	4.750%	N/A (3)	BB+	1,328,180
1,820	Societe Generale SA, 144A	8.000%	N/A (3)	BB	1,782,690
3,608	Societe Generale SA, 144A	7.875%	N/A (3)	BB+	3,564,710
1,300	Standard Chartered PLC, 144A	4.300%	N/A (3)	BBB-	1,015,170
3,740	Standard Chartered PLC, 144A	7.750%	N/A (3)	BBB-	3,722,423
140	Standard Chartered PLC, 144A	6.000%	N/A (3)	BBB-	134,865
2,990	UniCredit SpA , Reg S	8.000%	N/A (3)	BB-	2,950,532
	Total Banks				170,091,600

	Capital Markets - 8.0%

9,496	Credit Suisse Group AG, 144A	7.250%	N/A (3)	N/R	474,800
8,520	Credit Suisse Group AG, 144A	7.500%	N/A (3)	N/R	426,000
1,955	Credit Suisse Group AG, 144A	6.375%	N/A (3)	N/R	97,750
4,285	Credit Suisse Group AG, Claim, 144A	9.750%	N/A (3)	N/R	214,250
5,802	Credit Suisse Group AG, Claim, 144A	7.500%	N/A (3)	N/R	290,100
11,685	Deutsche Bank AG	6.000%	N/A (3)	Ba2	9,724,170
1,400	Deutsche Bank AG	7.500%	N/A (3)	BB+	1,293,544
200	Deutsche Bank AG , Reg S	4.789%	N/A (3)	BB+	170,064
8,020	UBS Group AG , Reg S	6.875%	N/A (3)	BBB-	7,447,709
7,442	UBS Group AG , Reg S	7.000%	N/A (3)	BBB-	7,162,925
6,630	UBS Group AG, 144A (5)	7.000%	N/A (3)	BBB-	6,489,775
	Total Capital Markets				33,791,087
	Total Contingent Capital Securities (cost $240,991,931)				203,882,687

Shares	Description (1)	Coupon		Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED - 27.7% (17.7% of Total Investments)

	Banks - 7.8%

27,128	CoBank ACB	6.200%		BBB+	$2,644,980
87,000	Farm Credit Bank of Texas, 144A (5)	6.750%		Baa1	8,613,000
98,863	Fifth Third Bancorp (5)	6.625%		Baa3	2,507,166
232,000	KeyCorp	6.200%		Baa3	4,985,680
25,900	KeyCorp	6.125%		Baa3	583,527
169,115	New York Community Bancorp Inc (5)	6.375%		Ba2	3,952,218
57,838	Regions Financial Corp	5.700%		Baa3	1,257,976
120,200	Regions Financial Corp	6.375%		Baa3	2,910,042
61,453	Synovus Financial Corp	5.875%		BB‑	1,296,658
64,600	Wells Fargo & Co	4.750%		Baa2	1,233,860
43,000	Western Alliance Bancorp (5)	4.250%		Ba3	688,000
86,389	Wintrust Financial Corp	6.875%		BB	2,047,419
	Total Banks				32,720,526

	Capital Markets - 3.0%

93,300	Morgan Stanley	6.375%		BBB	2,334,366
101,372	Morgan Stanley	7.125%		BBB	2,555,588
38,800	Morgan Stanley (5)	6.500%		BBB	1,010,740
70,176	Morgan Stanley	6.875%		BBB	1,796,506
196,300	Morgan Stanley	5.850%		BBB	4,703,348
	Total Capital Markets				12,400,548

	Consumer Finance - 0.3%

66,500	Synchrony Financial	5.625%		BB‑	1,146,460
	Total Consumer Finance				1,146,460

JPI	Nuveen Preferred and Income Term Fund (continued) Portfolio of Investments July 31, 2023

Shares	Description (1)	Coupon	Ratings (2)	Value

	Diversified Telecommunication Services - 0.2%

49,500	AT&T Inc (5)	4.750%	BBB‑	$914,760
	Total Diversified Telecommunication Services			914,760

	Financial Services - 2.4%

26,000	AgriBank FCB	6.875%	BBB+	2,618,200
105,500	Equitable Holdings Inc (5)	5.250%	BBB‑	2,193,345
45,587	Federal Agricultural Mortgage Corp	6.000%	N/R	1,151,710
190,535	Voya Financial Inc	5.350%	BBB‑	4,311,807
	Total Financial Services			10,275,062

	Food Products - 2.9%

168,229	CHS Inc	7.100%	N/R	4,264,605
169,110	CHS Inc	6.750%	N/R	4,273,410
61,800	CHS Inc	7.875%	N/R	1,627,194
20,500	Dairy Farmers of America Inc, 144A	7.875%	BB+	1,886,000
	Total Food Products			12,051,209

	Insurance - 7.8%

122,300	American Equity Investment Life Holding Co	6.625%	BB	2,837,360
241,300	American Equity Investment Life Holding Co	5.950%	BB	5,074,539
62,000	Aspen Insurance Holdings Ltd	5.625%	BB+	1,195,360
231,598	Aspen Insurance Holdings Ltd	9.593%	BB+	5,919,645
45,000	Assurant Inc (5)	5.250%	Baa3	861,300
159,300	Athene Holding Ltd (5)	6.350%	BBB	3,407,427
120,000	Athene Holding Ltd	6.375%	BBB	2,842,800
123,400	Enstar Group Ltd (5)	7.000%	BBB‑	2,936,920
100,469	Maiden Holdings North America Ltd (5)	7.750%	N/R	1,773,278
64,300	Reinsurance Group of America Inc (5)	7.125%	BBB+	1,655,082
146,800	Reinsurance Group of America Inc (5)	5.750%	BBB+	3,681,744
43,200	Selective Insurance Group Inc (5)	4.600%	BBB‑	755,136
	Total Insurance			32,940,591

	Multi-Utilities - 0.2%

24,700	NiSource Inc (5)	6.500%	BBB‑	623,675
	Total Multi-Utilities			623,675

	Oil, Gas & Consumable Fuels - 2.2%

33,200	Energy Transfer LP	7.600%	BB	820,040
125,403	NuStar Energy LP	12.274%	B2	3,205,300
139,235	NuStar Energy LP (5)	11.151%	B2	3,380,626
71,018	NuStar Logistics LP (5)	12.304%	B	1,865,643
	Total Oil, Gas & Consumable Fuels			9,271,609

	Trading Companies & Distributors - 0.9%

114,543	Air Lease Corp (5)	6.150%	BB+	2,702,069
41,600	WESCO International Inc (5)	10.625%	B+	1,128,192
	Total Trading Companies & Distributors			3,830,261
	Total $25 Par (or similar) Retail Preferred (cost $124,071,413)			116,174,701

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS - 0.2% (0.2% of Total Investments)

	Banks - 0.2%

$1,085	Commerzbank AG, 144A (5)	8.125%	9/19/23	Baa3	$1,083,700
	Total Banks				1,083,700
	Total Corporate Bonds (cost $1,085,000)				1,083,700
	Total Long-Term Investments (cost $721,240,786)				654,969,888

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS - 0.7% (0.4% of Total Investments)

	REPURCHASE AGREEMENTS - 0.7% (0.4% of Total Investments)

$2,800	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/2023, repurchase price $2,800,409, collateralized by $3,037,100, U.S. Treasury Bond, 3.750%, due 11/15/2043, value $2,856,045	5.260%	8/01/23		$2,800,000
	Total Repurchase Agreements (cost $2,800,000)				2,800,000
	Total Short-Term Investments (cost $2,800,000)				2,800,000
	Total Investments (cost $724,040,786) - 156.6%				657,769,888
	Borrowings - (43.1)% (8),(9)				(180,900,000)
	Reverse Repurchase Agreements, including accrued interest - (15.6)%(10)				(65,601,603)
	Other Assets & Liabilities, Net -2.1%(11)				8,734,939
	Net Assets Applicable to Common Shares - 100%				$420,003,224
Investments in Derivatives
Interest Rate Swaps - OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date(12)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$45,000,000	Receive	1‑Month LIBOR	2.333%	Monthly	7/01/19	10/01/23	7/01/24	$361,549	$361,549

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub‑classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub‑classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Perpetual security. Maturity date is not applicable.
(4)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $5,951,420.
(5)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $154,760,066 have been pledged as collateral for reverse repurchase agreements.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(7)
Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	Borrowings as a percentage of Total Investments is 27.5%.
(9)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $449,744,311 have been pledged as collateral for borrowings.

JPI	Nuveen Preferred and Income Term Fund (continued) Portfolio of Investments July 31, 2023

(10)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 10.0%.
(11)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over‑the‑counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate
Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TSFR
3M	CME Term SOFR 3 Month
See Notes to Financial Statements

JPS	Nuveen Preferred & Income Securities Fund Portfolio of Investments July 31, 2023

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS - 150.9% (98.1% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 76.8% (49.9% of Total Investments)

	Banks - 34.7%

$45,134	Bank of America Corp (3)	6.125%	N/A (4)	BBB+	$44,831,602
2,861	Bank of America Corp (3)	8.050%	6/15/27	Baa1	3,099,775
6,800	Bank of America Corp (3)	4.375%	N/A (4)	BBB+	5,960,183
5,300	Bank of America Corp	6.100%	N/A (4)	BBB+	5,257,399
9,300	Bank of America Corp	6.500%	N/A (4)	BBB+	9,258,150
10,550	Bank of Nova Scotia/The	8.625%	10/27/82	BBB-	10,971,543
3,000	Bank of Nova Scotia/The	4.900%	N/A (4)	BBB-	2,841,341
4,520	Citigroup Inc (3)	7.375%	N/A (4)	BBB-	4,599,100
8,500	Citigroup Inc (3)	4.150%	N/A (4)	BBB-	7,118,750
20,700	Citigroup Inc	3.875%	N/A (4)	BBB-	18,017,280
19,799	Citigroup Inc (3)	4.000%	N/A (4)	BBB-	17,768,415
7,500	Citizens Financial Group Inc	4.000%	N/A (4)	Baa3	5,803,125
3,400	Citizens Financial Group Inc (3)	6.375%	N/A (4)	Baa3	3,017,522
3,976	Citizens Financial Group Inc (3)	5.650%	N/A (4)	Baa3	3,779,188
14,000	CoBank ACB (3)	6.250%	N/A (4)	BBB+	13,472,017
5,000	CoBank ACB	6.450%	N/A (4)	BBB+	4,730,369
6,100	Corestates Capital III (3‑Month LIBOR reference rate + 0.570% spread), 144A (3),(5)	5.891%	2/15/27	A1	5,675,268
30,000	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (4)	BBB	37,109,903
11,000	Huntington Bancshares Inc/OH (3)	5.625%	N/A (4)	Baa3	10,076,958
25,000	Huntington Bancshares Inc/OH (3)	4.450%	N/A (4)	Baa3	21,307,000
2,000	JPMorgan Chase & Co (3)	3.650%	N/A (4)	BBB+	1,795,800
4,000	JPMorgan Chase & Co (3)	6.100%	N/A (4)	BBB+	3,978,382
33,990	JPMorgan Chase & Co	6.750%	N/A (4)	BBB+	33,968,756
8,000	KeyCorp Capital III (3)	7.750%	7/15/29	Baa2	7,388,182
4,300	M&T Bank Corp (3)	3.500%	N/A (4)	Baa2	3,210,466
16,325	PNC Financial Services Group Inc/The	6.200%	N/A (4)	Baa2	15,712,812
3,000	PNC Financial Services Group Inc/The (3)	6.000%	N/A (4)	Baa2	2,769,406
6,200	PNC Financial Services Group Inc/The (3)	3.400%	N/A (4)	Baa2	4,805,000
25,500	PNC Financial Services Group Inc/The	6.250%	N/A (4)	Baa2	23,317,764
4,100	PNC Financial Services Group Inc/The (TSFR3M reference rate + 3.940% spread) (5)	3.804%	N/A (4)	Baa2	4,122,481
2,000	Regions Financial Corp (3)	5.750%	N/A (4)	Baa3	1,918,357
24,100	Standard Chartered PLC, 144A	7.014%	N/A (4)	BBB-	23,107,983
32,700	Toronto-Dominion Bank/The (3)	8.125%	10/31/82	Baa1	33,592,710
36,386	Truist Financial Corp (6)	4.800%	N/A (4)	Baa2	32,383,540
35,900	Truist Financial Corp	4.950%	N/A (4)	Baa2	33,860,690
6,723	Wells Fargo & Co	5.875%	N/A (4)	Baa2	6,571,732
22,580	Wells Fargo & Co (3)	7.950%	11/15/29	Baa1	24,540,392
47,650	Wells Fargo & Co (3)	3.900%	N/A (4)	Baa2	42,846,880
	Total Banks				534,586,221

	Capital Markets - 9.3%

17,533	Bank of New York Mellon Corp/The	4.700%	N/A (4)	Baa1	17,117,080
10,000	Bank of New York Mellon Corp/The	3.700%	N/A (4)	Baa1	9,056,976
35,600	Bank of New York Mellon Corp/The	3.750%	N/A (4)	Baa1	29,455,440
33,705	Charles Schwab Corp	5.375%	N/A (4)	Baa2	32,869,513
15,500	Charles Schwab Corp/The	4.000%	N/A (4)	Baa2	13,837,470
7,500	Depository Trust & Clearing Corp/The, 144A	3.375%	N/A (4)	A	5,580,114
20,500	Goldman Sachs Group Inc/The	3.650%	N/A (4)	BBB-	16,718,304
7,600	Goldman Sachs Group Inc/The	4.950%	N/A (4)	BBB-	7,167,636
12,000	Goldman Sachs Group Inc/The	5.500%	N/A (4)	BBB-	11,846,868
	Total Capital Markets				143,649,401

JPS	Nuveen Preferred & Income Securities Fund (continued) Portfolio of Investments July 31, 2023

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Banks - 0.7%

$8,000	HSBC Capital Funding Dollar 1 LP, Reg S	10.176%	N/A (4)	BBB	$9,895,974
	Total Commercial Banks				9,895,974

	Consumer Finance - 3.5%

8,500	Ally Financial Inc	4.700%	N/A (4)	Ba2	6,449,375
7,400	Ally Financial Inc	4.700%	N/A (4)	Ba2	5,178,380
30,500	American Express Co	3.550%	N/A (4)	Baa2	25,590,539
9,400	Capital One Financial Corp (3)	3.950%	N/A (4)	Baa3	7,481,930
10,000	Discover Financial Services (3)	6.125%	N/A (4)	Ba1	9,597,549
	Total Consumer Finance				54,297,773

	Electric Utilities - 2.6%

8,500	American Electric Power Co Inc (3)	3.875%	2/15/62	BBB	6,858,478
32,399	Duke Energy Corp	4.875%	N/A (4)	BBB-	31,495,068
2,000	Duke Energy Corp	3.250%	1/15/82	BBB-	1,478,137
91	Emera Inc	6.750%	6/15/76	BB+	88,495
	Total Electric Utilities				39,920,178

	Financial Services - 2.3%

7,500	Citigroup Inc (TSFR3M reference rate + 4.330% spread) (5)	9.699%	N/A (4)	BBB-	7,550,256
3,989	Corebridge Financial Inc (3)	6.875%	12/15/52	BBB-	3,892,710
12,800	Scentre Group Trust 2, 144A (3)	4.750%	9/24/80	BBB+	11,505,906
12,700	Voya Financial Inc	6.125%	N/A (4)	BBB-	12,375,736
	Total Financial Services				35,324,608

	Food Products - 0.4%

6,705	Dairy Farmers of America Inc, 144A (3)	7.125%	N/A (4)	BB+	5,967,450
	Total Food Products				5,967,450

	Ground Transportation - 0.6%

9,500	BNSF Funding Trust I	6.613%	12/15/55	A	9,215,000
	Total Ground Transportation				9,215,000

	Insurance - 15.5%

3,598	ACE Capital Trust II (3)	9.700%	4/01/30	BBB+	4,281,739
10,500	Allianz SE, 144A (3)	3.500%	N/A (4)	A	8,869,560
8,400	Allianz SE , Reg S	3.500%	N/A (4)	A	7,095,648
7,200	American International Group Inc (3)	5.750%	4/01/48	BBB-	6,947,764
2,299	Aon Corp (3)	8.205%	1/01/27	BBB	2,484,017
6,210	Argentum Netherlands BV for Swiss Re Ltd , Reg S	5.750%	8/15/50	BBB+	5,990,837
2,100	Argentum Netherlands BV for Swiss Re Ltd , Reg S	5.625%	8/15/52	BBB+	1,982,925
1,550	Cloverie PLC for Zurich Insurance Co Ltd , Reg S	5.625%	6/24/46	A+	1,514,877
7,900	Legal & General Group PLC , Reg S	5.250%	3/21/47	A3	7,485,250
29,600	MetLife Capital Trust IV, 144A (3)	7.875%	12/15/37	BBB	30,962,378
3,000	MetLife Inc (3)	10.750%	8/01/39	BBB	3,877,879
11,300	MetLife Inc	3.850%	N/A (4)	BBB	10,558,853
36,531	MetLife Inc, 144A (3)	9.250%	4/08/38	BBB	42,193,312
41,904	Nationwide Financial Services Inc (3)	6.750%	5/15/37	Baa2	39,952,539
20,600	Nippon Life Insurance Co, 144A (3)	2.750%	1/21/51	A-	16,908,690
3,000	Prudential Financial Inc	6.000%	9/01/52	BBB+	2,878,948
6,500	Prudential Financial Inc	3.700%	10/01/50	BBB+	5,550,148
14,900	Sumitomo Life Insurance Co, 144A (3)	3.375%	4/15/81	A3	12,748,070
8,700	Willow No 2 Ireland PLC for Zurich Insurance Co Ltd , Reg S	4.250%	10/01/45	A+	8,069,250
23,794	Zurich Finance Ireland Designated Activity Co , Reg S	3.000%	4/19/51	A+	18,691,139
	Total Insurance				239,043,823

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Machinery - 0.3%

$5,700	Stanley Black & Decker Inc (3)	4.000%	3/15/60	BBB+	$4,360,979
	Total Machinery				4,360,979

	Multi-Utilities - 2.7%

500	Algonquin Power & Utilities Corp	4.750%	1/18/82	BB+	403,475
3,233	Dominion Energy Inc (3)	4.350%	N/A (4)	BBB-	2,775,207
42,533	Dominion Energy Inc (3)	4.650%	N/A (4)	BBB-	38,726,441
	Total Multi-Utilities				41,905,123

	Oil, Gas & Consumable Fuels - 3.1%

5,900	BP Capital Markets PLC (3)	4.375%	N/A (4)	Baa1	5,681,110
13,300	Enbridge Inc (3)	7.625%	1/15/83	BBB-	13,438,333
16,000	Enbridge Inc (3)	5.750%	7/15/80	BBB-	14,625,690
10,934	Enterprise Products Operating LLC (3)	5.250%	8/16/77	BBB	9,703,045
4,560	Transcanada Trust (3)	5.600%	3/07/82	BBB-	3,841,287
	Total Oil, Gas & Consumable Fuels				47,289,465

	Wireless Telecommunication Services - 1.1%

16,516	Vodafone Group PLC	7.000%	4/04/79	BB+	16,978,559
	Total Wireless Telecommunication Services				16,978,559
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,294,420,765)				1,182,434,554

Principal Amount (000)	Description (1),(7)	Coupon	Maturity	Ratings (2)	Value
	CONTINGENT CAPITAL SECURITIES - 52.5% (34.1% of Total Investments)

	Banks - 46.2%

$2,800	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (4)	Baa2	$2,790,536
17,800	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (4)	Ba2	16,949,160
11,800	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (4)	Ba2	10,193,500
28,200	Banco Santander SA , Reg S	7.500%	N/A (4)	Ba1	27,291,114
6,200	Banco Santander SA	4.750%	N/A (4)	Ba1	4,928,677
63,300	Barclays PLC	7.750%	N/A (4)	BBB-	63,091,110
26,000	Barclays PLC	8.000%	N/A (4)	BBB-	25,601,680
5,500	BNP Paribas SA, 144A	7.000%	N/A (4)	BBB	5,178,250
39,000	BNP Paribas SA, 144A (3)	4.625%	N/A (4)	BBB	32,811,836
2,500	BNP Paribas SA, 144A	7.750%	N/A (4)	BBB	2,488,500
10,000	BNP Paribas SA , Reg S	7.375%	N/A (4)	BBB	9,876,000
9,900	BNP Paribas SA, 144A	9.250%	N/A (4)	BBB	10,400,701
38,585	BNP Paribas SA, 144A (3)	7.375%	N/A (4)	BBB	38,106,546
4,466	Credit Agricole SA , Reg S	8.125%	N/A (4)	BBB	4,479,398
31,550	Credit Agricole SA, 144A	8.125%	N/A (4)	BBB	31,644,650
2,000	Credit Agricole SA, 144A	4.750%	N/A (4)	BBB	1,632,800
19,653	Credit Agricole SA, 144A	7.875%	N/A (4)	BBB	19,557,093
10,500	Danske Bank A/S , Reg S	7.000%	N/A (4)	BBB-	10,050,600
5,000	Danske Bank A/S , Reg S	4.375%	N/A (4)	BBB-	4,303,640
11,588	Danske Bank A/S , Reg S	6.125%	N/A (4)	BBB-	11,211,390
33,192	DNB Bank ASA , Reg S	4.875%	N/A (4)	BBB	31,490,910
4,900	HSBC Holdings PLC (3)	8.000%	N/A (4)	BBB	4,929,726
1,600	HSBC Holdings PLC (3)	6.000%	N/A (4)	BBB	1,463,294
3,000	HSBC Holdings PLC (3)	4.600%	N/A (4)	BBB	2,393,840
26,700	ING Groep NV	6.500%	N/A (4)	BBB	25,165,091
10,000	ING Groep NV	5.750%	N/A (4)	BBB	8,977,499
9,600	Intesa Sanpaolo SpA, 144A	7.700%	N/A (4)	BB-	9,240,000
4,500	Lloyds Banking Group PLC (3)	6.750%	N/A (4)	Baa3	4,186,504
48,428	Lloyds Banking Group PLC	7.500%	N/A (4)	Baa3	47,193,086

JPS	Nuveen Preferred & Income Securities Fund (continued) Portfolio of Investments July 31, 2023

Principal Amount (000)	Description (1),(7)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$8,500	Lloyds Banking Group PLC	8.000%	N/A (4)	Baa3	$7,956,000
3,000	Lloyds Banking Group PLC	7.500%	N/A (4)	Baa3	2,835,750
5,075	Macquarie Bank Ltd/London, 144A (3)	6.125%	N/A (4)	Baa3	4,644,503
17,000	NatWest Group PLC	6.000%	N/A (4)	Baa3	15,909,450
14,250	NatWest Group PLC	8.000%	N/A (4)	BBB-	14,092,537
5,000	NatWest Group PLC (3)	4.600%	N/A (4)	Baa3	3,551,926
35,090	Nordea Bank Abp, 144A (3)	6.125%	N/A (4)	BBB	33,580,888
18,988	Nordea Bank Abp , Reg S	6.125%	N/A (4)	BBB+	18,171,385
26,400	Nordea Bank Abp, 144A	6.625%	N/A (4)	BBB+	25,525,368
10,000	Skandinaviska Enskilda Banken AB , Reg S	5.125%	N/A (4)	BBB+	9,424,500
9,000	Societe Generale SA , Reg S	7.875%	N/A (4)	BB+	8,892,015
73,300	Societe Generale SA, 144A	8.000%	N/A (4)	BB	71,797,350
4,550	Societe Generale SA, 144A	5.375%	N/A (4)	BB+	3,629,080
7,200	Svenska Handelsbanken AB , Reg S	4.375%	N/A (4)	A-	6,188,141
15,000	UniCredit SpA , Reg S	8.000%	N/A (4)	BB-	14,802,000
	Total Banks				708,628,024

	Capital Markets - 6.3%

2,000	Credit Suisse Group AG , Reg S	7.500%	N/A (4)	N/R	100,000
35,300	UBS Group AG , Reg S	6.875%	N/A (4)	BBB-	32,781,063
10,800	UBS Group AG , Reg S	5.125%	N/A (4)	BBB-	9,679,500
24,000	UBS Group AG, 144A (6)	4.875%	N/A (4)	BBB-	19,950,000
25,000	UBS Group AG, 144A (3)	3.875%	N/A (4)	BBB-	20,697,500
10,000	UBS Group AG , Reg S (3)	3.875%	N/A (4)	BBB-	8,279,000
7,400	UBS Group AG, 144A	7.000%	N/A (4)	BBB-	7,243,490
	Total Capital Markets				98,730,553
	Total Contingent Capital Securities (cost $856,215,866)				807,358,577

Shares	Description (1)	Coupon		Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED - 14.4% (9.4% of Total Investments)

	Banks - 3.8%

100,981	Associated Banc-Corp	5.625%		Ba1	$1,787,364
301,095	Bank of America Corp	5.375%		BBB+	6,861,955
1,327	Bank of America Corp	5.000%		BBB+	28,610
325,947	Citigroup Inc	6.875%		BBB‑	8,279,054
53,000	CoBank ACB	6.200%		BBB+	5,167,500
50,000	Fifth Third Bancorp	4.950%		Baa3	1,049,000
64,366	Fifth Third Bancorp	6.625%		Baa3	1,632,322
124,411	Fulton Financial Corp	5.125%		Baa3	2,065,845
11,474	JPMorgan Chase & Co	5.750%		BBB+	288,800
189,461	KeyCorp (3)	6.200%		Baa3	4,071,517
679,293	KeyCorp	6.125%		Baa3	15,304,471
188,700	Regions Financial Corp (3)	5.700%		Baa3	4,104,225
16,839	Regions Financial Corp	4.450%		Baa3	288,789
72,519	Truist Financial Corp	4.750%		Baa2	1,450,380
209,175	Wells Fargo & Co	5.850%		Baa2	5,267,026
30,000	Wells Fargo & Co	4.700%		Baa2	558,900
	Total Banks				58,205,758

	Capital Markets - 2.3%

112,294	Affiliated Managers Group Inc	4.200%		Baa1	1,903,383
173,947	Affiliated Managers Group Inc (3)	4.750%		Baa1	3,218,020
142,027	Affiliated Managers Group Inc	5.875%		Baa1	3,303,548
332,050	Goldman Sachs Group Inc/The	8.977%		BB+	8,437,391
604,790	Morgan Stanley	5.850%		BBB	14,490,768
74,599	Northern Trust Corp	4.700%		BBB+	1,667,288
66,696	State Street Corp	5.900%		Baa1	1,672,069

Shares	Description (1)	Coupon	Ratings (2)	Value

	Capital Markets (continued)

24,793	State Street Corp	5.350%	Baa1	$573,958
47,561	Stifel Financial Corp	4.500%	BB	773,817
3,993	Stifel Financial Corp	5.200%	BBB+	86,009
	Total Capital Markets			36,126,251

	Consumer Finance - 0.3%

62,097	Capital One Financial Corp (3)	5.000%	Baa3	1,227,657
131,816	Capital One Financial Corp (3)	4.800%	Baa3	2,461,005
35,878	Capital One Financial Corp	4.250%	Baa3	597,369
	Total Consumer Finance			4,286,031

	Diversified Telecommunication Services - 0.8%

19,067	AT&T Inc	5.350%	BBB+	423,097
578,314	AT&T Inc	4.750%	BBB‑	10,687,243
20,680	AT&T Inc (3)	5.000%	BBB‑	404,914
5,341	AT&T Inc	5.625%	BBB+	122,629
	Total Diversified Telecommunication Services			11,637,883

	Electric Utilities - 1.2%

153,939	Duke Energy Corp (3)	5.750%	BBB‑	3,885,420
3,028	Duke Energy Corp	5.625%	BBB‑	76,215
57,794	Entergy Arkansas LLC	4.875%	A	1,313,658
11,221	Entergy Louisiana LLC	4.875%	A	251,238
5,793	Entergy Mississippi LLC	4.900%	A	129,937
16,000	Entergy Texas Inc (3)	5.375%	BBB‑	378,400
204,489	NextEra Energy Capital Holdings Inc	5.650%	BBB	5,191,976
196,322	Southern Co/The	4.950%	BBB‑	4,348,532
86,891	Southern Co/The	5.250%	BBB‑	2,128,829
56,928	Southern Co/The	4.200%	BBB‑	1,168,163
	Total Electric Utilities			18,872,368

	Equity Real Estate Investment Trusts (REITs) - 1.9%

9,405	Digital Realty Trust Inc	5.200%	Baa3	204,841
1,030	Digital Realty Trust Inc	5.250%	Baa3	22,763
5,424	Kimco Realty Corp	5.125%	Baa2	124,915
30,310	Kimco Realty Corp	5.250%	Baa2	724,106
85,281	Prologis Inc	8.540%	BBB+	4,924,978
127,960	Public Storage	4.000%	A3	2,373,658
124,995	Public Storage (3)	4.750%	A3	2,754,890
304,180	Public Storage	4.000%	A3	5,773,336
12,319	Public Storage	3.950%	A3	226,916
189,213	Public Storage	5.600%	A3	4,794,657
11,902	Public Storage	4.700%	A3	265,772
2,293	Public Storage	5.050%	A‑	56,339
7,802	Public Storage	3.875%	A3	140,904
196,121	Public Storage	4.625%	A3	4,322,507
7,735	Public Storage	3.900%	A3	143,097
24,683	Public Storage	4.100%	A3	475,148
112,196	Public Storage	4.125%	A3	2,204,651
6,101	Public Storage	5.150%	A3	150,329
	Total Equity Real Estate Investment Trusts (REITs)			29,683,807

	Financial Services - 1.2%

105,300	AgriBank FCB	6.875%	BBB+	10,603,710
248,158	Equitable Holdings Inc (3)	5.250%	BBB‑	5,159,205
134,721	Equitable Holdings Inc (3)	4.300%	BBB‑	2,228,285
54,092	Voya Financial Inc (3)	5.350%	BBB‑	1,224,102
	Total Financial Services			19,215,302

JPS	Nuveen Preferred & Income Securities Fund (continued) Portfolio of Investments July 31, 2023

Shares	Description (1)	Coupon		Ratings (2)	Value

	Food Products - 0.2%

32,500	Dairy Farmers of America Inc, 144A	7.875%		BB+	$2,990,000
	Total Food Products				2,990,000

	Insurance - 1.6%

339,360	Allstate Corp/The	8.735%		Baa1	8,636,712
83,695	American Financial Group Inc/OH	5.875%		Baa2	2,065,593
68,848	American Financial Group Inc/OH	5.625%		Baa2	1,593,473
4,824	American Financial Group Inc/OH	5.125%		Baa2	101,111
18,319	American Financial Group Inc/OH	4.500%		Baa2	334,139
21,825	American International Group Inc	5.850%		BBB‑	539,951
34,439	Arch Capital Group Ltd	5.450%		BBB	786,931
13,179	Arch Capital Group Ltd	4.550%		BBB	256,595
1,986	Assurant Inc	5.250%		Baa3	38,012
985	Globe Life Inc	4.250%		BBB+	19,355
3,839	Hartford Financial Services Group Inc/The	6.000%		BBB‑	94,977
56,568	MetLife Inc	4.750%		BBB	1,192,453
152,845	Prudential Financial Inc (3)	5.950%		BBB+	3,912,832
2,847	Prudential Financial Inc	4.125%		BBB+	57,225
79,019	Reinsurance Group of America Inc	7.125%		BBB+	2,033,949
9,763	RenaissanceRe Holdings Ltd	5.750%		BBB+	225,818
40,000	RenaissanceRe Holdings Ltd	4.200%		BBB	722,000
17,555	W R Berkley Corp	5.700%		Baa2	412,718
8,091	W R Berkley Corp	5.100%		BBB	174,280
41,233	W R Berkley Corp	4.250%		Baa2	823,835
20,000	W R Berkley Corp	4.125%		Baa2	361,600
	Total Insurance				24,383,559

	Multi-Utilities - 1.1%

174,646	Algonquin Power & Utilities Corp	6.200%		BB+	4,051,787
69,380	CMS Energy Corp	5.875%		BBB‑	1,675,527
8,518	CMS Energy Corp	4.200%		BBB‑	159,201
17,738	CMS Energy Corp	5.875%		BBB‑	434,226
2,126	CMS Energy Corp	5.625%		BBB‑	52,406
73,535	DTE Energy Co	4.375%		BBB‑	1,572,914
101,578	DTE Energy Co	4.375%		BBB‑	2,139,233
281,710	DTE Energy Co	5.250%		BBB‑	6,744,137
5,630	NiSource Inc	6.500%		BBB‑	142,158
	Total Multi-Utilities				16,971,589
	Total $25 Par (or similar) Retail Preferred (cost $242,080,512)				222,372,548

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS - 4.7% (3.1% of Total Investments)

	Banks - 0.7%

$7,000	Citizens Financial Group Inc (TSFR3M reference rate + 3.265% spread) (5)	8.533%	1/07/72	Baa3	$6,282,502
3,600	JPMorgan Chase & Co (3)	8.750%	9/01/30	Baa1	4,340,550
	Total Banks				10,623,052

	Equity Real Estate Investment Trusts (REITs) - 0.9%

16,100	Scentre Group Trust 2, 144A	5.125%	9/24/80	BBB+	13,568,357
	Total Equity Real Estate Investment Trusts (REITs)				13,568,357

	Insurance - 3.1%

30,860	Liberty Mutual Group Inc, 144A (3)	7.800%	3/15/37	Baa3	31,958,030
6,150	Liberty Mutual Insurance Co, 144A (3)	7.697%	10/15/97	BBB+	6,727,736
2,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen , Reg S	5.875%	5/23/42	A	1,997,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$1,000	Nippon Life Insurance Co, 144A	2.900%	9/16/51	A-	$819,370
8,000	Zurich Finance Ireland Designated Activity Co , Reg S	3.500%	5/02/52	A+	6,367,824
	Total Insurance				47,870,460
	Total Corporate Bonds (cost $45,365,531)				72,061,869

Shares	Description (1)	Coupon		Ratings (2)	Value
	CONVERTIBLE PREFERRED SECURITIES - 1.4% (0.9% of Total Investments)

	Banks - 1.4%

6,255	Bank of America Corp	7.250%		BBB+	$7,618,590
12,049	Wells Fargo & Co	7.500%		Baa2	14,205,650
	Total Banks				21,824,240
	Total Convertible Preferred Securities (cost $25,622,655)				21,824,240

Shares	Description (1)				Value
	INVESTMENT COMPANIES - 1.1% (0.7% of Total Investments)

723,135	BlackRock Credit Allocation Income Trust				$7,419,365
646,421	John Hancock Preferred Income Fund III				9,282,606
	Total Investment Companies (cost $27,765,312)				16,701,971
	Total Long-Term Investments (cost $2,491,470,641)				2,322,753,759

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS - 3.0% (1.9% of Total Investments)

	REPURCHASE AGREEMENTS - 3.0% (1.9% of Total Investments)

$45,860	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/2023,repurchase price $45,866,701, collateralized by $49,742,600, U.S. Treasury Bond, 3.750%, due 11/15/2043, value $46,777,221	5.260%	8/01/23		$45,860,000
	Total Repurchase Agreements (cost $45,860,000)				45,860,000
	Total Short-Term Investments (cost $45,860,000)				45,860,000
	Total Investments (cost $2,537,330,641) - 153.9%				2,368,613,759
	Borrowings - (19.6)% (8),(9)				(301,300,000)
	Reverse Repurchase Agreements, including accrued interest - (18.0)%(10)				(276,448,752)
	TFP Shares, Net - (17.5)%(11)				(268,932,187)
	Other Assets & Liabilities, Net - 1.2%(12)				17,391,874
	Net Assets Applicable to Common Shares - 100%				$1,539,324,694

JPS	Nuveen Preferred & Income Securities Fund (continued) Portfolio of Investments July 31, 2023

Investments in Derivatives
Interest Rate Swaps - OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date(13)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)

Morgan Stanley Capital Services, LLC	$ 521,000,000	Receive	1‑Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$ 27,569,294	$ 27,569,294
Morgan Stanley Capital Services, LLC	90,000,000	Receive	1‑Month LIBOR	2.364%	Monthly	7/01/19	7/01/26	7/01/28	4,916,224	4,916,224

Total										$ 32,485,518

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub‑classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub‑classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $646,048,462 have been pledged as collateral for reverse repurchase agreements.

(4)	Perpetual security. Maturity date is not applicable.
(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $51,950,668.
(7)
Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	Borrowings as a percentage of Total Investments is 12.7%.
(9)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,080,762,520 have been pledged as collateral for borrowings.

(10)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 11.7%.
(11)	TFP Shares, Net as a percentage of Total Investments is 11.4%.
(12)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over‑the‑counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(13)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate
Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust
TSFR
3M	CME Term SOFR 3 Month
See Notes to Financial Statements

JPT	Nuveen Preferred and Income Fund Portfolio of Investments July 31, 2023

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS - 152.4% (100.0% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 79.1% (51.9% of Total Investments)

	Automobiles - 2.3%

$699	General Motors Financial Co Inc	5.700%	N/A (3)	BB+	$631,015
1,479	General Motors Financial Co Inc	5.750%	N/A (3)	BB+	1,248,724
	Total Automobiles				1,879,739

	Banks - 29.3%

240	Bank of America Corp	6.100%	N/A (3)	BBB+	238,071
365	Bank of America Corp	4.375%	N/A (3)	BBB+	319,922
550	Bank of America Corp	6.250%	N/A (3)	BBB+	544,885
730	Bank of America Corp	6.300%	N/A (3)	BBB+	727,445
685	Bank of America Corp	6.500%	N/A (3)	BBB+	681,918
1,337	Citigroup Inc	5.950%	N/A (3)	BBB-	1,297,579
1,455	Citigroup Inc	6.300%	N/A (3)	BBB-	1,424,081
420	Citigroup Inc	4.150%	N/A (3)	BBB-	351,750
240	Citigroup Inc	7.375%	N/A (3)	BBB-	244,200
630	Citigroup Inc	5.000%	N/A (3)	BBB-	596,671
900	Citigroup Inc	6.250%	N/A (3)	BBB-	890,217
444	Citizens Financial Group Inc	6.375%	N/A (3)	Baa3	394,053
833	CoBank ACB	6.250%	N/A (3)	BBB+	801,585
880	CoBank ACB	6.450%	N/A (3)	BBB+	832,545
50	Fifth Third Bancorp (3‑Month LIBOR reference rate + 3.033% spread) (4)	8.571%	N/A (3)	BB+	47,186
200	Fifth Third Bancorp	4.500%	N/A (3)	Baa3	183,474
475	First Citizens BancShares Inc/NC (3‑Month LIBOR reference rate + 3.972% spread) (4)	9.524%	N/A (3)	Ba1	471,223
775	Huntington Bancshares Inc/OH	5.625%	N/A (3)	Baa3	709,968
1,910	JPMorgan Chase & Co	6.750%	N/A (3)	BBB+	1,908,806
345	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	343,135
1,290	JPMorgan Chase & Co	5.000%	N/A (3)	BBB+	1,261,298
315	KeyCorp	5.000%	N/A (3)	Baa3	252,639
220	M&T Bank Corp	3.500%	N/A (3)	Baa2	164,256
515	M&T Bank Corp	5.125%	N/A (3)	Baa2	432,806
345	M&T Bank Corp	6.450%	N/A (3)	Baa2	332,247
135	PNC Financial Services Group Inc/The (3‑Month LIBOR reference rate + 3.040% spread) (4)	8.536%	N/A (3)	BBB-	134,980
266	PNC Financial Services Group Inc/The	5.000%	N/A (3)	Baa2	236,056
485	PNC Financial Services Group Inc/The	3.400%	N/A (3)	Baa2	375,875
170	PNC Financial Services Group Inc/The	6.200%	N/A (3)	Baa2	163,625
420	PNC Financial Services Group Inc/The	6.000%	N/A (3)	Baa2	387,717
875	PNC Financial Services Group Inc/The	6.250%	N/A (3)	Baa2	800,119
310	Regions Financial Corp	5.750%	N/A (3)	Baa3	297,345
605	Truist Financial Corp	5.100%	N/A (3)	Baa2	542,201
525	Truist Financial Corp (3‑Month LIBOR reference rate + 3.102% spread) (4)	8.654%	N/A (3)	Baa2	521,971
1,265	Truist Financial Corp	4.800%	N/A (3)	Baa2	1,125,850
680	Wells Fargo & Co	7.625%	N/A (3)	Baa2	699,135
805	Wells Fargo & Co (5)	7.950%	11/15/29	Baa1	874,890
885	Wells Fargo & Co	5.900%	N/A (3)	Baa2	875,884
1,040	Wells Fargo & Co	5.875%	N/A (3)	Baa2	1,016,600
355	Zions Bancorp NA	7.200%	N/A (3)	BB+	322,104
355	Zions Bancorp NA (3‑Month LIBOR reference rate + 3.800% spread) (4)	9.352%	N/A (3)	BB+	297,313
	Total Banks				24,123,625

JPT	Nuveen Preferred and Income Fund (continued) Portfolio of Investments July 31, 2023

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets - 3.2%

$205	Bank of New York Mellon Corp/The	4.700%	N/A (3)	Baa1	$200,137
595	Charles Schwab Corp	5.375%	N/A (3)	Baa2	580,251
360	Goldman Sachs Group Inc/The	4.125%	N/A (3)	BBB-	306,042
878	Goldman Sachs Group Inc/The	5.500%	N/A (3)	BBB-	866,796
709	Goldman Sachs Group Inc/The	5.300%	N/A (3)	BBB-	690,891
	Total Capital Markets				2,644,117

	Consumer Finance - 2.3%

470	Ally Financial Inc	4.700%	N/A (3)	Ba2	356,613
475	Ally Financial Inc	4.700%	N/A (3)	Ba2	332,396
435	American Express Co	3.550%	N/A (3)	Baa2	364,980
500	Capital One Financial Corp	3.950%	N/A (3)	Baa3	397,975
335	Discover Financial Services	6.125%	N/A (3)	Ba1	321,518
145	Discover Financial Services	5.500%	N/A (3)	Ba1	111,701
	Total Consumer Finance				1,885,183

	Electric Utilities - 2.6%

345	American Electric Power Co Inc	3.875%	2/15/62	BBB	278,374
370	Edison International	5.000%	N/A (3)	BB+	319,669
160	Edison International	5.375%	N/A (3)	BB+	141,997
1,125	Emera Inc (5)	6.750%	6/15/76	BB+	1,094,026
360	Southern Co/The	4.000%	1/15/51	BBB-	336,689
	Total Electric Utilities				2,170,755

	Financial Services - 5.1%

305	American AgCredit Corp, 144A	5.250%	N/A (3)	BB+	269,925
425	Capital Farm Credit ACA, 144A	5.000%	N/A (3)	BB	378,250
160	Citigroup Inc (TSFR3M reference rate + 4.330% spread) (4)	9.699%	N/A (3)	BBB-	161,072
250	Compeer Financial ACA, 144A	4.875%	N/A (3)	BB+	224,375
2	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	2,000,032
630	Equitable Holdings Inc	4.950%	N/A (3)	BBB-	611,043
560	Voya Financial Inc	6.125%	N/A (3)	BBB-	545,702
	Total Financial Services				4,190,399

	Food Products - 6.1%

2,005	Dairy Farmers of America Inc, 144A	7.125%	N/A (3)	BB+	1,784,450
1,275	Land O’ Lakes Inc, 144A	7.000%	N/A (3)	BB	1,048,687
980	Land O’ Lakes Inc, 144A	7.250%	N/A (3)	BB	773,808
1,550	Land O’ Lakes Inc, 144A	8.000%	N/A (3)	BB	1,441,500
	Total Food Products				5,048,445

	Independent Power and Renewable Electricity Producers - 1.1%

355	AES Andes SA, 144A	7.125%	3/26/79	BB	339,629
245	AES Andes SA, 144A	6.350%	10/07/79	BB	230,929
195	Vistra Corp, 144A	7.000%	N/A (3)	Ba3	173,550
200	Vistra Corp, 144A	8.000%	N/A (3)	Ba3	191,390
	Total Independent Power and Renewable Electricity Producers				935,498

	Industrial Conglomerates - 0.6%

465	General Electric Co (3‑Month LIBOR reference rate + 3.330% spread) (4)	8.882%	N/A (3)	BBB-	466,150
	Total Industrial Conglomerates				466,150

	Insurance - 15.2%

280	Aegon NV	5.500%	4/11/48	Baa2	267,022
260	American International Group Inc	5.750%	4/01/48	BBB-	250,892
1,490	Assurant Inc (5)	7.000%	3/27/48	Baa3	1,450,603

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$3,390	Assured Guaranty Municipal Holdings Inc, 144A (5)	6.400%	12/15/66	BBB+	$3,020,400
440	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	352,507
375	Enstar Finance LLC	5.500%	1/15/42	BBB-	291,105
220	Enstar Finance LLC	5.750%	9/01/40	BBB-	191,993
845	Markel Group Inc	6.000%	N/A (3)	BBB-	820,980
205	MetLife Inc	5.875%	N/A (3)	BBB	199,829
900	MetLife Inc, 144A (5)	9.250%	4/08/38	BBB	1,039,500
450	PartnerRe Finance B LLC	4.500%	10/01/50	Baa1	377,205
750	Provident Financing Trust I	7.405%	3/15/38	BB+	743,761
200	Prudential Financial Inc	5.125%	3/01/52	BBB+	182,184
125	Prudential Financial Inc	3.700%	10/01/50	BBB+	106,734
268	QBE Insurance Group Ltd , Reg S	6.750%	12/02/44	BBB	265,039
940	QBE Insurance Group Ltd, 144A	5.875%	N/A (3)	Baa2	902,172
840	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	Baa1	837,904
1,290	SBL Holdings Inc, 144A	7.000%	N/A (3)	BB	803,025
740	SBL Holdings Inc, 144A	6.500%	N/A (3)	BB	419,950
	Total Insurance				12,522,805

	Media - 0.3%

295	Paramount Global	6.375%	3/30/62	Baa3	243,213
	Total Media				243,213

	Multi-Utilities - 2.0%

840	CenterPoint Energy Inc	6.125%	N/A (3)	BBB-	823,114
75	CMS Energy Corp	4.750%	6/01/50	BBB-	65,913
475	Sempra	4.125%	4/01/52	BBB-	390,067
440	Sempra	4.875%	N/A (3)	BBB-	415,800
	Total Multi-Utilities				1,694,894

	Oil, Gas & Consumable Fuels - 2.5%

350	Enbridge Inc	7.625%	1/15/83	BBB-	353,640
630	Enbridge Inc	5.750%	7/15/80	BBB-	575,887
220	Enbridge Inc	5.500%	7/15/77	BBB-	198,754
155	Enbridge Inc	6.000%	1/15/77	BBB-	146,417
295	Energy Transfer LP	6.500%	N/A (3)	BB	267,213
60	Energy Transfer LP	7.125%	N/A (3)	BB	52,698
300	Transcanada Trust	5.600%	3/07/82	BBB-	252,716
223	Transcanada Trust	5.500%	9/15/79	BBB-	189,663
	Total Oil, Gas & Consumable Fuels				2,036,988

	Trading Companies & Distributors - 4.0%

2,600	AerCap Global Aviation Trust, 144A (5)	6.500%	6/15/45	Baa3	2,538,876
255	AerCap Holdings NV	5.875%	10/10/79	BB+	246,505
580	Air Lease Corp	4.650%	N/A (3)	BB+	514,352
	Total Trading Companies & Distributors				3,299,733

	U.S. Agency - 1.4%

615	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB+	538,125
640	Farm Credit Bank of Texas, 144A	5.700%	N/A (3)	Baa1	592,000
	Total U.S. Agency				1,130,125

	Wireless Telecommunication Services - 1.1%

860	Vodafone Group PLC (5)	7.000%	4/04/79	BB+	884,086
	Total Wireless Telecommunication Services				884,086
	Total $1,000 Par (or similar) Institutional Preferred (cost $71,131,331)				65,155,755

JPT	Nuveen Preferred and Income Fund (continued) Portfolio of Investments July 31, 2023

Principal Amount (000)	Description (1),(6)	Coupon	Maturity	Ratings (2)	Value
	CONTINGENT CAPITAL SECURITIES - 46.9% (30.8% of Total Investments)

	Banks - 38.2%

$225	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (3)	Ba2	$194,368
1,355	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (3)	Ba2	1,290,231
740	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.500%	N/A (3)	Ba2	671,321
1,200	Banco Santander SA	4.750%	N/A (3)	Ba1	953,937
800	Banco Santander SA , Reg S	7.500%	N/A (3)	Ba1	774,216
745	Barclays PLC	8.000%	N/A (3)	BBB-	733,587
1,600	Barclays PLC	7.750%	N/A (3)	BBB-	1,594,720
1,000	Barclays PLC	6.125%	N/A (3)	BBB-	913,514
960	Barclays PLC	8.000%	N/A (3)	BBB-	892,800
995	BNP Paribas SA, 144A	7.750%	N/A (3)	BBB	990,423
1,670	BNP Paribas SA, 144A	6.625%	N/A (3)	BBB	1,621,987
250	BNP Paribas SA, 144A	9.250%	N/A (3)	BBB	262,644
2,035	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB	2,041,105
1,345	HSBC Holdings PLC	6.000%	N/A (3)	BBB	1,230,082
2,730	HSBC Holdings PLC	6.375%	N/A (3)	BBB	2,635,608
920	HSBC Holdings PLC	8.000%	N/A (3)	BBB	925,581
2,545	ING Groep NV	6.500%	N/A (3)	BBB	2,398,695
285	ING Groep NV , Reg S	6.750%	N/A (3)	BBB	275,019
200	ING Groep NV	5.750%	N/A (3)	BBB	179,550
570	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)	BB-	548,625
300	Lloyds Banking Group PLC	8.000%	N/A (3)	Baa3	280,800
3,200	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	3,024,800
580	Macquarie Bank Ltd/London, 144A	6.125%	N/A (3)	Baa3	530,800
1,880	NatWest Group PLC	6.000%	N/A (3)	Baa3	1,759,398
365	NatWest Group PLC	8.000%	N/A (3)	BBB-	360,967
480	Nordea Bank Abp, 144A	6.625%	N/A (3)	BBB+	464,098
1,115	Societe Generale SA, 144A	9.375%	N/A (3)	BB+	1,134,345
1,230	Societe Generale SA, 144A	7.875%	N/A (3)	BB+	1,215,242
705	Standard Chartered PLC, 144A	7.750%	N/A (3)	BBB-	701,687
365	Standard Chartered PLC, 144A	6.000%	N/A (3)	BBB-	351,613
550	UniCredit SpA , Reg S	8.000%	N/A (3)	BB-	542,740
	Total Banks				31,494,503

	Capital Markets - 8.7%

1,000	Credit Suisse Group AG, 144A	6.375%	N/A (3)	N/R	50,000
2,900	Credit Suisse Group AG, Claim, 144A	7.500%	N/A (3)	N/R	145,000
620	Credit Suisse Group AG, Claim, 144A	9.750%	N/A (3)	N/R	31,000
2,200	Deutsche Bank AG	6.000%	N/A (3)	Ba2	1,830,824
200	Deutsche Bank AG , Reg S	4.789%	N/A (3)	BB+	170,064
200	Deutsche Bank AG	7.500%	N/A (3)	BB+	184,792
3,475	UBS Group AG , Reg S	6.875%	N/A (3)	BBB-	3,227,031
1,570	UBS Group AG, 144A	7.000%	N/A (3)	BBB-	1,536,794
	Total Capital Markets				7,175,505
	Total Contingent Capital Securities (cost $45,145,106)				38,670,008

Shares	Description (1)	Coupon		Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED - 24.8% (16.3% of Total Investments)

	Banks - 7.4%

4,740	CoBank ACB	6.200%		BBB+	$462,150
15,000	Farm Credit Bank of Texas, 144A	6.750%		Baa1	1,485,000
19,366	Fifth Third Bancorp	6.625%		Baa3	491,122
43,000	KeyCorp	6.200%		Baa3	924,070
8,100	KeyCorp	6.125%		Baa3	182,493
31,600	New York Community Bancorp Inc	6.375%		Ba2	738,492
10,600	Regions Financial Corp	5.700%		Baa3	230,550
21,268	Regions Financial Corp	6.375%		Baa3	514,898

Shares	Description (1)	Coupon	Ratings (2)	Value

	Banks (continued)

11,558	Synovus Financial Corp	5.875%	BB‑	$243,874
16,400	Wells Fargo & Co	4.750%	Baa2	313,240
7,900	Western Alliance Bancorp	4.250%	Ba3	126,400
15,308	Wintrust Financial Corp	6.875%	BB	362,799
	Total Banks			6,075,088

	Capital Markets - 2.7%

5,207	Goldman Sachs Group Inc/The	8.977%	BB+	132,310
33,800	Morgan Stanley	5.850%	BBB	809,848
12,974	Morgan Stanley	7.125%	BBB	327,074
13,351	Morgan Stanley	6.875%	BBB	341,786
7,300	Morgan Stanley	6.500%	BBB	190,165
16,433	Morgan Stanley	6.375%	BBB	411,154
	Total Capital Markets			2,212,337

	Consumer Finance - 0.2%

11,900	Synchrony Financial	5.625%	BB‑	205,156
	Total Consumer Finance			205,156

	Diversified Telecommunication Services - 0.2%

8,700	AT&T Inc	4.750%	BBB‑	160,776
	Total Diversified Telecommunication Services			160,776

	Financial Services - 2.0%

4,913	AgriBank FCB	6.875%	BBB+	494,739
18,500	Equitable Holdings Inc	5.250%	BBB‑	384,615
35,623	Voya Financial Inc	5.350%	BBB‑	806,149
	Total Financial Services			1,685,503

	Food Products - 2.3%

31,207	CHS Inc	7.100%	N/R	791,097
31,132	CHS Inc	6.750%	N/R	786,706
10,959	CHS Inc	7.875%	N/R	288,550
	Total Food Products			1,866,353

	Insurance - 7.1%

23,700	American Equity Investment Life Holding Co	6.625%	BB	549,840
43,600	American Equity Investment Life Holding Co	5.950%	BB	916,908
16,280	Aspen Insurance Holdings Ltd	5.625%	BB+	313,879
38,688	Aspen Insurance Holdings Ltd	9.593%	BB+	988,865
12,000	Assurant Inc	5.250%	Baa3	229,680
27,700	Athene Holding Ltd	6.350%	BBB	592,503
24,100	Athene Holding Ltd	6.375%	BBB	570,929
23,000	Enstar Group Ltd	7.000%	BBB‑	547,400
11,600	Reinsurance Group of America Inc	7.125%	BBB+	298,584
26,902	Reinsurance Group of America Inc	5.750%	BBB+	674,702
9,463	Selective Insurance Group Inc	4.600%	BBB‑	165,413
	Total Insurance			5,848,703

	Multi-Utilities - 0.1%

4,700	NiSource Inc	6.500%	BBB‑	118,675
	Total Multi-Utilities			118,675

	Oil, Gas & Consumable Fuels - 2.2%

5,100	Energy Transfer LP	7.600%	BB	125,970
31,634	NuStar Energy LP	12.274%	B2	808,565
24,163	NuStar Energy LP	11.151%	B2	586,678
10,020	NuStar Logistics LP	12.304%	B	263,225
	Total Oil, Gas & Consumable Fuels			1,784,438

JPT	Nuveen Preferred and Income Fund (continued) Portfolio of Investments July 31, 2023

Shares	Description (1)	Coupon		Ratings (2)	Value

	Trading Companies & Distributors - 0.6%

11,571	Air Lease Corp	6.150%		BB+	$272,960
7,500	WESCO International Inc	10.625%		B+	203,400
	Total Trading Companies & Distributors				476,360
	Total $25 Par (or similar) Retail Preferred (cost $22,443,199)				20,433,389

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS - 1.6% (1.0% of Total Investments)

	Banks - 1.2%

$1,000	Commerzbank AG, 144A (5)	8.125%	9/19/23	Baa3	$998,802
	Total Banks				998,802

	Insurance - 0.4%

295	Fidelis Insurance Holdings Ltd, 144A	6.625%	4/01/41	BB+	280,250
	Total Insurance				280,250
	Total Corporate Bonds (cost $314,535)				1,279,052
	Total Long-Term Investments (cost $139,034,171)				125,538,204
	Borrowings - (42.9)% (7),(8)				(35,355,000)
	Reverse Repurchase Agreements, including accrued interest - (9.3)%(9)				(7,662,992)
	Other Assets & Liabilities, Net - (0.2)%				(129,573)
	Net Assets Applicable to Common Shares - 100%				$82,390,639
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub‑classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub‑classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Perpetual security. Maturity date is not applicable.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $11,295,520 have been pledged as collateral for reverse repurchase agreements.

(6)
Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(7)	Borrowings as a percentage of Total Investments is 28.2%.
(8)
The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(9)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 6.1%.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate
Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TSFR
3M	CME Term SOFR 3 Month
See Notes to Financial Statements

NPFD	Nuveen Variable Rate Preferred & Income Fund Portfolio of Investments July 31, 2023

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS - 156.2% (100.0% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 101.3% (64.9% of Total Investments)

	Automobiles - 4.0%

$8,535	General Motors Financial Co Inc	5.700%	N/A (3)	BB+	$7,704,886
12,331	General Motors Financial Co Inc	5.750%	N/A (3)	BB+	10,411,099

	Total Automobiles				18,115,985

	Banks - 43.8%

8,200	Bank of America Corp	6.250%	N/A (3)	BBB+	8,123,740
10,610	Bank of America Corp	6.500%	N/A (3)	BBB+	10,562,255
1,775	Bank of America Corp	6.300%	N/A (3)	BBB+	1,768,788
5,000	Bank of America Corp (3‑Month LIBOR reference rate + 3.135% spread) (4)	8.631%	N/A (3)	BBB+	5,012,498
2,219	Bank of America Corp	6.100%	N/A (3)	BBB+	2,201,164
8,000	Citigroup Inc	5.000%	N/A (3)	BBB-	7,576,779
1,650	Citigroup Inc	7.375%	N/A (3)	BBB-	1,678,875
16,995	Citigroup Inc	6.300%	N/A (3)	BBB-	16,633,856
2,875	Citigroup Inc	6.250%	N/A (3)	BBB-	2,843,750
3,000	Citigroup Inc (3‑Month LIBOR reference rate + 4.230% spread) (4)	9.094%	N/A (3)	BBB-	3,002,389
3,375	Citigroup Inc	5.950%	N/A (3)	BBB-	3,275,489
3,680	Citizens Financial Group Inc	4.000%	N/A (3)	Baa3	2,847,400
2,500	Citizens Financial Group Inc	6.375%	N/A (3)	Baa3	2,218,766
6,050	CoBank ACB	6.450%	N/A (3)	BBB+	5,723,746
300	Fifth Third Bancorp (3‑Month LIBOR reference rate + 3.033% spread) (4)	8.571%	N/A (3)	BB+	283,116
3,271	Fifth Third Bancorp	4.500%	N/A (3)	Baa3	3,000,717
5,600	First Citizens BancShares Inc/NC (3‑Month LIBOR reference rate + 3.972% spread) (4)	9.524%	N/A (3)	Ba1	5,555,474
5,190	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	BBB	6,420,013
8,400	Huntington Bancshares Inc/OH	5.625%	N/A (3)	Baa3	7,695,132
16,945	JPMorgan Chase & Co	6.750%	N/A (3)	BBB+	16,934,409
2,933	JPMorgan Chase & Co	5.000%	N/A (3)	BBB+	2,867,741
3,195	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	3,177,732
1,755	KeyCorp	5.000%	N/A (3)	Baa3	1,407,561
8,000	M&T Bank Corp	5.125%	N/A (3)	Baa2	6,723,200
1,130	PNC Financial Services Group Inc/The (3‑Month LIBOR reference rate + 3.040% spread) (4)	8.536%	N/A (3)	BBB-	1,129,832
3,534	PNC Financial Services Group Inc/The	5.000%	N/A (3)	Baa2	3,136,172
2,000	PNC Financial Services Group Inc/The (TSFR3M reference rate + 3.940% spread) (4)	3.804%	N/A (3)	Baa2	2,010,966
2,445	PNC Financial Services Group Inc/The	6.000%	N/A (3)	Baa2	2,257,066
5,735	PNC Financial Services Group Inc/The	6.250%	N/A (3)	Baa2	5,244,211
3,990	PNC Financial Services Group Inc/The	6.200%	N/A (3)	Baa2	3,840,375
2,470	Regions Financial Corp	5.750%	N/A (3)	Baa3	2,369,171
8,195	Truist Financial Corp	5.100%	N/A (3)	Baa2	7,344,359
7,873	Truist Financial Corp	4.800%	N/A (3)	Baa2	7,006,970
4,970	Truist Financial Corp (3‑Month LIBOR reference rate + 3.102% spread) (4)	8.654%	N/A (3)	Baa2	4,941,323
4,608	Wells Fargo & Co	3.900%	N/A (3)	Baa2	4,143,514
7,000	Wells Fargo & Co	5.900%	N/A (3)	Baa2	6,927,900
5,345	Wells Fargo & Co	7.625%	N/A (3)	Baa2	5,495,408
14,429	Wells Fargo & Co	5.875%	N/A (3)	Baa2	14,104,347
1,200	Zions Bancorp NA	7.200%	N/A (3)	BB+	1,088,803

	Total Banks				198,575,007

NPFD	Nuveen Variable Rate Preferred & Income Fund (continued) Portfolio of Investments July 31, 2023

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets - 6.9%

$2,405	Bank of New York Mellon Corp/The	4.700%	N/A (3)	Baa1	$2,347,948
13,128	Charles Schwab Corp	5.375%	N/A (3)	Baa2	12,802,580
5,880	Goldman Sachs Group Inc/The	5.500%	N/A (3)	BBB-	5,804,966
5,700	Goldman Sachs Group Inc/The	4.125%	N/A (3)	BBB-	4,845,669
5,890	Goldman Sachs Group Inc/The	5.300%	N/A (3)	BBB-	5,739,561

	Total Capital Markets				31,540,724

	Consumer Finance - 3.7%

4,200	Ally Financial Inc	4.700%	N/A (3)	Ba2	2,939,081
3,320	Ally Financial Inc	4.700%	N/A (3)	Ba2	2,519,050
3,785	American Express Co	3.550%	N/A (3)	Baa2	3,175,744
4,705	Capital One Financial Corp	3.950%	N/A (3)	Baa3	3,744,945
3,690	Discover Financial Services	5.500%	N/A (3)	Ba1	2,842,605
1,745	Discover Financial Services	6.125%	N/A (3)	Ba1	1,674,772

	Total Consumer Finance				16,896,197

	Diversified Financial Services - 1.1%

5,000	JP Morgan Chase & Company (TSFR3M reference rate + 3.562% spread) (4)	8.934%	N/A (3)	BBB+	5,012,000

	Total Diversified Financial Services				5,012,000

	Electric Utilities - 4.9%

2,600	American Electric Power Co Inc	3.875%	2/15/62	BBB	2,097,888
3,910	Edison International	5.000%	N/A (3)	BB+	3,378,128
1,445	Edison International	5.375%	N/A (3)	BB+	1,282,407
14,093	Emera Inc (5)	6.750%	6/15/76	BB+	13,704,985
2,000	Southern Co/The	4.000%	1/15/51	BBB-	1,870,496

	Total Electric Utilities				22,333,904

	Financial Services - 3.0%

3,250	Capital Farm Credit ACA, 144A	5.000%	N/A (3)	BB	2,892,500
350	Compeer Financial ACA, 144A	4.875%	N/A (3)	BB+	314,125
6,310	Equitable Holdings Inc	4.950%	N/A (3)	BBB-	6,120,135
4,352	Voya Financial Inc	6.125%	N/A (3)	BBB-	4,240,882

	Total Financial Services				13,567,642

	Independent Power and Renewable Electricity Producers - 1.7%

2,685	AES Andes SA, 144A	7.125%	3/26/79	BB	2,568,739
1,700	AES Andes SA, 144A	6.350%	10/07/79	BB	1,602,365
2,215	Vistra Corp, 144A	7.000%	N/A (3)	Ba3	1,971,350
1,560	Vistra Corp, 144A	8.000%	N/A (3)	Ba3	1,492,842

	Total Independent Power and Renewable Electricity Producers				7,635,296

	Industrial Conglomerates - 0.8%

3,573	General Electric Co (3‑Month LIBOR reference rate + 3.330% spread) (4)	8.882%	N/A (3)	BBB-	3,581,834

	Total Industrial Conglomerates				3,581,834

	Insurance - 13.9%

2,595	Aegon NV	5.500%	4/11/48	Baa2	2,474,722
2,250	American International Group Inc	5.750%	4/01/48	BBB-	2,171,176
4,516	Assurant Inc	7.000%	3/27/48	Baa3	4,396,591
3,000	Assured Guaranty Municipal Holdings Inc, 144A	6.400%	12/15/66	BBB+	2,672,921
3,050	AXIS Specialty Finance LLC (5)	4.900%	1/15/40	BBB	2,443,516
6,115	Enstar Finance LLC	5.500%	1/15/42	BBB-	4,746,957
1,000	Enstar Finance LLC	5.750%	9/01/40	BBB-	872,696
10,345	Markel Group Inc	6.000%	N/A (3)	BBB-	10,050,935
6,495	MetLife Inc (5)	5.875%	N/A (3)	BBB	6,331,156

Principal Amount (000) / Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$3,395	Prudential Financial Inc	5.125%	3/01/52	BBB+	$3,092,581
5,670	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	Baa1	5,655,854
6,050	QBE Insurance Group Ltd , Reg S	6.750%	12/02/44	BBB	5,983,161
1,600	QBE Insurance Group Ltd, 144A	5.875%	N/A (3)	Baa2	1,535,611
3,915	SBL Holdings Inc, 144A	6.500%	N/A (3)	BB	2,221,763
13,500	SBL Holdings Inc, 144A	7.000%	N/A (3)	BB	8,403,750

	Total Insurance				63,053,390

	Media - 0.4%

2,235	Paramount Global	6.375%	3/30/62	Baa3	1,842,646

	Total Media				1,842,646

	Multi-Utilities - 3.5%

8,050	CenterPoint Energy Inc	6.125%	N/A (3)	BBB-	7,888,181
2,500	CMS Energy Corp (5)	4.750%	6/01/50	BBB-	2,197,087
3,400	Sempra	4.125%	4/01/52	BBB-	2,792,059
3,210	Sempra	4.875%	N/A (3)	BBB-	3,033,450

	Total Multi-Utilities				15,910,777

	Oil, Gas & Consumable Fuels - 5.5%

8,546	Enbridge Inc (5)	5.500%	7/15/77	BBB-	7,720,695
2,350	Enbridge Inc	6.000%	1/15/77	BBB-	2,219,876
6,360	Enbridge Inc	7.625%	1/15/83	BBB-	6,426,150
5,345	Energy Transfer LP (5)	6.500%	N/A (3)	BB	4,841,539
545	Energy Transfer LP	7.125%	N/A (3)	BB	478,674
2,155	Transcanada Trust	5.600%	3/07/82	BBB-	1,815,345
1,460	Transcanada Trust	5.500%	9/15/79	BBB-	1,241,738

	Total Oil, Gas & Consumable Fuels				24,744,017

	Trading Companies & Distributors - 5.8%

6,200	AerCap Global Aviation Trust, 144A (5)	6.500%	6/15/45	Baa3	6,054,244
13,900	AerCap Holdings NV	5.875%	10/10/79	BB+	13,436,936
4,841	Air Lease Corp	4.650%	N/A (3)	BB+	4,293,062
3,673	ILFC E‑Capital Trust I, 144A	7.064%	12/21/65	Baa3	2,576,218

	Total Trading Companies & Distributors				26,360,460

	U.S. Agency - 0.0%

50	Farm Credit Bank of Texas, 144A	5.700%	N/A (3)	Baa1	46,250
50	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB+	43,750

	Total U.S. Agency				90,000

	Wireless Telecommunication Services - 2.3%

10,000	Vodafone Group PLC	7.000%	4/04/79	BB+	10,280,067

	Total Wireless Telecommunication Services				10,280,067

	Total $1,000 Par (or similar) Institutional Preferred (cost $510,727,087)				459,539,946

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED - 30.2% (19.3% of Total Investments)

	Banks - 6.9%

21,500	CoBank ACB	6.200%	BBB+	$2,096,250
1,000	Farm Credit Bank of Texas, 144A	6.750%	Baa1	99,000
121,601	Fifth Third Bancorp	6.625%	Baa3	3,083,802
297,600	KeyCorp	6.200%	Baa3	6,395,424
62,700	KeyCorp	6.125%	Baa3	1,412,631
230,765	New York Community Bancorp Inc	6.375%	Ba2	5,392,978

NPFD	Nuveen Variable Rate Preferred & Income Fund (continued) Portfolio of Investments July 31, 2023

Shares	Description (1)	Coupon	Ratings (2)	Value

	Banks (continued)

168,058	Regions Financial Corp	6.375%	Baa3	$4,068,684
163,723	Regions Financial Corp	5.700%	Baa3	3,560,975
121,800	Synovus Financial Corp	5.875%	BB‑	2,569,980
99,600	Wintrust Financial Corp	6.875%	BB	2,360,520

	Total Banks			31,040,244

	Capital Markets - 4.8%

144,300	Goldman Sachs Group Inc/The	8.977%	BB+	3,666,663
81,500	Morgan Stanley	7.125%	BBB	2,054,615
422,405	Morgan Stanley	5.850%	BBB	10,120,824
54,600	Morgan Stanley	6.500%	BBB	1,422,330
114,777	Morgan Stanley	6.875%	BBB	2,938,291
65,898	Morgan Stanley	6.375%	BBB	1,648,768

	Total Capital Markets			21,851,491

	Financial Services - 2.5%

31,750	AgriBank FCB	6.875%	BBB+	3,197,225
79,765	Federal Agricultural Mortgage Corp	6.000%	N/R	2,015,183
261,000	Voya Financial Inc	5.350%	BBB‑	5,906,430

	Total Financial Services			11,118,838

	Food Products - 2.7%

157,200	CHS Inc	6.750%	N/R	3,972,444
315,300	CHS Inc	7.100%	N/R	7,992,855
4,400	Dairy Farmers of America Inc, 144A	7.875%	BB+	404,800

	Total Food Products			12,370,099

	Insurance - 8.3%

180,150	American Equity Investment Life Holding Co	6.625%	BB	4,179,480
310,550	American Equity Investment Life Holding Co	5.950%	BB	6,530,866
340,200	Aspen Insurance Holdings Ltd	9.593%	BB+	8,695,512
194,775	Athene Holding Ltd	6.350%	BBB	4,166,237
166,250	Athene Holding Ltd	6.375%	BBB	3,938,463
131,900	Enstar Group Ltd	7.000%	BBB‑	3,139,220
93,300	Reinsurance Group of America Inc	7.125%	BBB+	2,401,542
188,600	Reinsurance Group of America Inc	5.750%	BBB+	4,730,088

	Total Insurance			37,781,408

	Multi-Utilities - 0.3%

53,400	NiSource Inc	6.500%	BBB‑	1,348,350

	Total Multi-Utilities			1,348,350

	Oil, Gas & Consumable Fuels - 3.6%

51,100	Energy Transfer LP	7.600%	BB	1,262,170
271,200	NuStar Energy LP	11.151%	B2	6,584,736
176,668	NuStar Energy LP	12.274%	B2	4,515,634
154,289	NuStar Logistics LP	12.304%	B	4,053,172

	Total Oil, Gas & Consumable Fuels			16,415,712

	Trading Companies & Distributors - 1.1%

164,687	Air Lease Corp	6.150%	BB+	3,884,966
43,800	WESCO International Inc	10.625%	B+	1,187,856

	Total Trading Companies & Distributors			5,072,822

	Total $25 Par (or similar) Retail Preferred (cost $ 155,485,632)			136,998,964

Principal Amount (000)	Description (1),(6)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES - 24.7% (15.8% of Total Investments)

	Banks - 21.4%

$1,000	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (3)	Baa2	$996,620
2,495	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (3)	Ba2	2,155,321
2,380	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (3)	Ba2	2,266,236
715	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.500%	N/A (3)	Ba2	648,641
1,595	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.625%	N/A (3)	Ba2	1,467,825
3,800	Banco Santander SA	4.750%	N/A (3)	Ba1	3,020,802
3,000	Banco Santander SA , Reg S	7.500%	N/A (3)	Ba1	2,903,310
7,258	Barclays PLC	7.750%	N/A (3)	BBB-	7,234,049
3,800	Barclays PLC	6.125%	N/A (3)	BBB-	3,471,354
2,340	Barclays PLC	8.000%	N/A (3)	BBB-	2,176,200
1,085	BNP Paribas SA, 144A	9.250%	N/A (3)	BBB	1,139,875
3,300	BNP Paribas SA, 144A	6.625%	N/A (3)	BBB	3,205,125
2,805	BNP Paribas SA, 144A	7.750%	N/A (3)	BBB	2,792,097
2,089	BNP Paribas SA, 144A	7.000%	N/A (3)	BBB	1,966,793
2,465	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB	2,452,971
5,240	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB	5,255,720
910	Danske Bank A/S , Reg S	7.000%	N/A (3)	BBB-	871,052
925	Danske Bank A/S , Reg S	4.375%	N/A (3)	BBB-	796,173
7,000	HSBC Holdings PLC	6.375%	N/A (3)	BBB	6,757,969
7,560	HSBC Holdings PLC	8.000%	N/A (3)	BBB	7,605,863
7,641	ING Groep NV , Reg S	6.750%	N/A (3)	BBB	7,373,412
335	ING Groep NV	5.750%	N/A (3)	BBB	300,746
1,653	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)	BB-	1,591,012
2,000	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	1,949,000
1,105	Lloyds Banking Group PLC	8.000%	N/A (3)	Baa3	1,034,280
7,185	Lloyds Banking Group PLC	6.750%	N/A (3)	Baa3	6,684,452
1,500	Macquarie Bank Ltd/London, 144A	6.125%	N/A (3)	Baa3	1,372,759
4,625	NatWest Group PLC	8.000%	N/A (3)	BBB-	4,573,894
1,860	Nordea Bank Abp, 144A	6.625%	N/A (3)	BBB+	1,798,378
1,500	Societe Generale SA, 144A	4.750%	N/A (3)	BB+	1,260,930
3,345	Societe Generale SA, 144A	8.000%	N/A (3)	BB	3,276,428
2,265	Societe Generale SA, 144A	9.375%	N/A (3)	BB+	2,304,298
1,700	Standard Chartered PLC, 144A	7.750%	N/A (3)	BBB-	1,692,010
755	Standard Chartered PLC, 144A	6.000%	N/A (3)	BBB-	727,310
1,660	UniCredit SpA , Reg S	8.000%	N/A (3)	BB-	1,638,088

	Total Banks				96,760,993

	Capital Markets - 3.3%

5,850	Credit Suisse Group AG, 144A	6.375%	N/A (3)	N/R	292,500
9,004	Credit Suisse Group AG, 144A	7.500%	N/A (3)	N/R	450,200
2,460	Credit Suisse Group AG, Claim, 144A	7.500%	N/A (3)	N/R	123,000
3,325	Credit Suisse Group AG, Claim, 144A	9.750%	N/A (3)	N/R	166,250
800	Deutsche Bank AG	7.500%	N/A (3)	BB+	739,168
6,000	Deutsche Bank AG	6.000%	N/A (3)	Ba2	4,993,155
200	Deutsche Bank AG , Reg S	4.789%	N/A (3)	BB+	170,064
8,830	UBS Group AG , Reg S	6.875%	N/A (3)	BBB-	8,199,909

	Total Capital Markets				15,134,246

	Total Contingent Capital Securities (cost $141,683,749)				111,895,239

	Total Long-Term Investments (cost $807,896,468)				708,434,149

	Borrowings - (32.5)% (7),(8)				(147,614,000)

	Reverse Repurchase Agreements, including accrued interest - (6.2)%(9)				(28,148,787)

	TFP Shares, Net - (18.6)%(10)				(84,434,878)

	Other Assets & Liabilities, Net - 1.1%				5,400,571

	Net Assets Applicable to Common Shares - 100%				$453,637,055

NPFD	Nuveen Variable Rate Preferred & Income Fund (continued) Portfolio of Investments July 31, 2023

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub‑classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub‑classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $40,822,357 have been pledged as collateral for reverse repurchase agreements.

(6)
Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(7)	Borrowings as a percentage of Total Investments is 20.8%.

(8)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $368,377,497 have been pledged as collateral for borrowings.

(9)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 4.0%.

(10)	TFP Shares, Net as a percentage of Total Investments is 11.8%.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

Reg
S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TSFR
3M	CME Term SOFR 3 Month

See Notes to Financial Statements

Statement of Assets and Liabilities

July 31, 2023	JPC	JPI	JPS	JPT	NPFD

ASSETS

Long-term investments, at value†	$1,236,932,773	$654,969,888	$2,322,753,759	$125,538,204	$708,434,149
Short-term investments, at valueà	5,890,000	2,800,000	45,860,000	–	–
Cash	1,981,689	–	297,537	–	–
Cash denominated in foreign currencies^	–	7	176	–	–
Unrealized appreciation on interest rate swaps	17,306,207	361,549	32,485,518	–	–
Receivables:
Dividends	160,451	74,449	445,504	15,951	165,358
Interest	17,108,523	8,705,181	31,468,621	1,766,166	9,348,510
Investments sold	–	3,656,166	4,295,645	–	2,467,825
Reclaims	49,905	–	–	6,091	17,881
Deferred offering costs	187,362	–	198,422	–	–
Other	548,882	93,995	999,189	24,833	113,755

Total assets	1,280,165,792	670,661,235	2,438,804,371	127,351,245	720,547,478

LIABILITIES
Cash overdraft	–	91,191	–	1,405,649	3,300,533
Cash collateral due to broker	17,090,513	379,656	32,049,201	–	–
Borrowings	219,600,000	180,900,000	301,300,000	35,355,000	147,614,000
Reverse repurchase agreements, including accrued interest	102,637,882	65,601,603	276,448,752	7,662,992	28,148,787
TFP Shares, Net**	149,358,643	–	268,932,187	–	84,434,878
Payables:
Dividends	4,542,519	2,207,661	7,675,043	402,285	2,089,852
Interest	1,069,714	803,415	1,394,906	–	623,761
Investments purchased - regular settlement	1,250,000	–	8,930,961	–	–
Offering costs	115,365	–	–	–	–
Accrued expenses:
Custodian fees	129,791	80,958	215,957	26,351	85,542
Investor relations	18,059	10,223	34,361	1,254	11,273
Management fees	856,803	476,495	1,624,964	90,337	550,367
Trustees fees	376,685	75,558	725,046	2,520	14,456
Professional fees	9,506	7,304	26,137	2,779	7,473
Shareholder reporting expenses	45,072	21,990	92,278	6,087	12,259
Shareholder servicing agent fees	155	11	350	11	36
Shelf offering costs	38,065	–	19,673	–	–
Other	19,680	1,946	9,861	5,341	17,206

Total liabilities	497,158,452	250,658,011	899,479,677	44,960,606	266,910,423

Commitments and contingencies(1)

Net assets applicable to common shares	$783,007,340	$420,003,224	$1,539,324,694	$82,390,639	$453,637,055

Common shares outstanding	105,069,232	22,772,419	205,710,932	4,391,624	24,164,141

Net asset value (“NAV”) per common share outstanding	$7.45	$18.44	$7.48	$18.76	$18.77

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:

Common shares, $0.01 par value per share	$1,050,692	$227,724	$2,057,109	$43,916	$241,641
Paid‑in capital	1,049,210,251	537,772,021	1,877,735,003	111,065,215	603,186,826
Total distributable earnings (loss)	(267,253,603)	(117,996,521)	(340,467,418)	(28,718,492)	(149,791,412)

Net assets applicable to common shares	$783,007,340	$420,003,224	$1,539,324,694	$82,390,639	$453,637,055

Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

† Long-term investments, cost	$1,363,369,115	$721,240,786	$2,491,470,641	$139,034,171	$807,896,468

à Short-term investments, cost	$5,890,000	$2,800,000	$45,860,000	$–	$–

^ Cash denominated in foreign currencies, cost	$–	$6	$164	$–	$–

** TFP Shares, liquidation preference	150,000,000	–	270,000,000	–	85,000,000

(1)	As disclosed in Notes to Financial Statements.

See Notes to Financial Statements 67

Statement of Operations

Year Ended July 31, 2023	JPC	JPI	JPS	JPT	NPFD

INVESTMENT INCOME
Dividends	$17,273,311	$9,970,220	$17,767,581	$1,640,126	$9,942,423
Interest	66,842,093	35,456,169	132,126,094	6,385,457	27,740,166
Rehypothecation income	90,131	68,142	143,157	–	–
Tax withheld	–	–	–	–	(15,849)
Total investment income	84,205,535	45,494,531	150,036,832	8,025,583	37,666,740

EXPENSES
Management fees	10,613,928	5,932,998	20,464,784	1,108,424	6,647,259
Shareholder servicing agent fees	1,813	126	4,185	126	52
Interest expense and amortization of offering costs	23,395,829	12,975,414	45,313,545	2,170,486	12,902,157
Trustees fees	37,886	20,300	74,127	3,833	20,926
Custodian expenses	189,589	120,001	317,661	39,340	84,382
Investor relations expenses	58,038	30,660	112,812	7,817	34,916
Liquidity fees	1,329,143	–	2,648,737	–	722,880
Professional fees	226,999	80,123	249,471	70,612	123,378
Remarketing fees	145,000	–	273,750	–	79,333
Shareholder reporting expenses	121,770	67,028	241,065	17,916	45,899
Stock exchange listing fees	31,356	7,301	61,435	9,784	4,272
Other	20,599	15,895	26,408	11,553	12,095

Total expenses before expense reimbursement	36,171,950	19,249,846	69,787,980	3,439,891	20,677,549
Expense reimbursement	–	–	–	(332,244)	–
Net expenses	36,171,950	19,249,846	69,787,980	3,107,647	20,677,549

Net investment income (loss)	48,033,585	26,244,685	80,248,852	4,917,936	16,989,191

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments and foreign currency	(25,246,129)	(18,333,503)	(89,818,265)	(1,982,335)	(30,106,044)
Futures contracts	–	–	–	–	2,757,060
Swaps	5,452,308	1,644,098	10,637,039	–	–
Net realized gain (loss)	(19,793,821)	(16,689,405)	(79,181,226)	(1,982,335)	(27,348,984)

Change in unrealized appreciation (depreciation) on:
Investments and foreign currency	(83,175,312)	(42,016,091)	(86,251,132)	(7,723,044)	(14,356,549)
Futures contracts	–	–	–	–	176,597
Swaps	15,034,813	(579,869)	27,815,530	–	–
Change in net unrealized appreciation (depreciation)	(68,140,499)	(42,595,960)	(58,435,602)	(7,723,044)	(14,179,952)

Net realized and unrealized gain (loss)	(87,934,320)	(59,285,365)	(137,616,828)	(9,705,379)	(41,528,936)

Net increase (decrease) in net assets applicable to common shares from operations	$(39,900,735)	$(33,040,680)	$(57,367,976)	$(4,787,443)	$(24,539,745)

See Notes to Financial Statements

Statement of Changes in Net Assets

	JPC		JPI

	Year Ended	Year Ended	Year Ended	Year Ended
	7/31/23	7/31/22	7/31/23	7/31/22

OPERATIONS
Net investment income (loss)	$48,033,585	$68,799,874	$26,244,685	$36,046,491
Net realized gain (loss)	(19,793,821)	(18,003,286)	(16,689,405)	(3,730,826)
Change in net unrealized appreciation (depreciation)	(68,140,499)	(140,874,946)	(42,595,960)	(90,451,707)

Net increase (decrease) in net assets applicable to common shares from operations	(39,900,735)	(90,078,358)	(33,040,680)	(58,136,042)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(61,153,963)	(66,660,132)	(31,198,214)	(35,659,439)

Decrease in net assets applicable to common shares from distributions to common shareholders	(61,153,963)	(66,660,132)	(31,198,214)	(35,659,439)

Common shares:

Proceeds from shelf offering, net of offering costs	–	11,703,948	–	–
Net proceeds from common shares issued to common shareholders due to reinvestment of distributions	–	382,390	–	154,363

Net increase (decrease) in net assets applicable to common shares from capital share transactions	–	12,086,338	–	154,363

Net increase (decrease) in net assets applicable to common shares	(101,054,698)	(144,652,152)	(64,238,894)	(93,641,118)

Net assets applicable to common shares at the beginning of the period	884,062,038	1,028,714,190	484,242,118	577,883,236

Net assets applicable to common shares at the end of the period	$783,007,340	$884,062,038	$420,003,224	$484,242,118

See Notes to Financial Statements 69

	JPS		JPT

	Year Ended	Year Ended	Year Ended	Year Ended
	7/31/23	7/31/22	7/31/23	7/31/22

OPERATIONS
Net investment income (loss)	$80,248,852	$118,936,222	$4,917,936	$7,516,570
Net realized gain (loss)	(79,181,226)	545,509	(1,982,335)	(809,709)
Change in net unrealized appreciation (depreciation)	(58,435,602)	(338,880,802)	(7,723,044)	(19,819,462)

Net increase (decrease) in net assets applicable to common shares from operations	(57,367,976)	(219,399,071)	(4,787,443)	(13,112,601)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(101,004,127)	(121,278,321)	(5,733,265)	(8,310,452)

Decrease in net assets applicable to common shares from distributions to common shareholders	(101,004,127)	(121,278,321)	(5,733,265)	(8,310,452)

Common shares:

Proceeds from shelf offering, net of offering costs	–	9,114,000	–	–
Net proceeds from common shares issued to common shareholders due to reinvestment of distributions	–	287,954	–	54,398
Cost of shares repurchased and retired	-	-	-	(57,097,582)

Net increase (decrease) in net assets applicable to common shares from capital share transactions	–	9,401,954	–	(57,043,184)

Net increase (decrease) in net assets applicable to common shares	(158,372,103)	(331,275,438)	(10,520,708)	(78,466,237)

Net assets applicable to common shares at the beginning of the period	1,697,696,797	2,028,972,235	92,911,347	171,377,584

Net assets applicable to common shares at the end of the period	$1,539,324,694	$1,697,696,797	$82,390,639	$92,911,347

See Notes to Financial Statements

	NPFD

	Year Ended 7/31/23	For the Period 12/15/21 (commencement of operations) through 7/31/22

OPERATIONS
Net investment income (loss)	$16,989,191	$ 14,428,732
Net realized gain (loss)	(27,348,984)	(4,412,968)
Change in net unrealized appreciation (depreciation)	(14,179,952)	(85,282,367)

Net increase (decrease) in net assets applicable to common shares from operations	(24,539,745)	(75,266,603)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(30,050,968)	(20,007,909)
Return of Capital	(601,245)	-

Decrease in net assets applicable to common shares from distributions to common shareholders	(30,652,213)	(20,007,909)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from sale of common shares	–	604,003,525

Net increase (decrease) in net assets applicable to common shares from capital share transactions	–	604,003,525

Net increase (decrease) in net assets applicable to common shares	(55,191,958)	508,729,013

Net assets applicable to common shares at the beginning of the period	508,829,013	100,000

Net assets applicable to common shares at the end of the period	$453,637,055	$ 508,829,013

See Notes to Financial Statements 71

Statement of Cash Flows
July 31, 2023

July 31, 2023	JPC	JPI	JPS	JPT	NPFD

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(39,900,735)	$(33,040,680)	$(57,367,976)	$(4,787,443)	$(24,539,745)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(190,304,526)	(95,837,257)	(295,577,086)	(16,862,175)	(127,444,480)
Proceeds from sale and maturities of investments	236,416,660	135,183,581	473,892,422	19,554,003	155,215,924
Proceeds from (Purchase of) short-term investments, net	(1,076,502)	1,822,286	(14,499,603)	194,673	4,814,971
Proceeds from (Purchase of) closed foreign currency spot transactions	(542,981)	(44,432)	(1,019,631)	–	19
Proceeds from litigation settlement	953	5	250,920	–	–
Amortization (Accretion) of premiums and discounts, net	5,334,715	2,286,395	9,605,085	825,732	10,956,306
Amortization of deferred offering costs	43,643	–	1,871	–	41,640
(Increase) Decrease in:
Receivable for dividends	(27,642)	10,845	601,740	1,208	6,314
Receivable for interest	1,352,529	999,609	3,787,969	151,080	671,649
Receivable for reclaims	–	–	–	(4,248)	10,996
Receivable for investments sold	391,121	(3,656,166)	(4,295,645)	–	(2,467,825)
Other assets	(188,214)	(11,261)	(69,588)	(18,463)	(108,388)
Increase (Decrease) in:
Payable for interest	502,241	761,786	977,693	8,431	(20,953)
Payable for investments purchased - regular settlement	(5,719,222)	(1,575,000)	8,930,961	(290,000)	(1,650,000)
Payable for variation margin on futures contracts	–	–	–	–	(3,852)
Payable for offering cost	115,365	–	(576,102)	–	–
Accrued custodian fees	(26,509)	(12,873)	(28,353)	(4,608)	13,525
Accrued investor relations fees	(5,875)	(3,477)	(12,966)	420	(35)
Accrued management fees	(96,830)	(61,043)	(105,393)	22,121	(60,972)
Accrued Trustees fees	33,874	8,201	66,799	(3,808)	6,174
Accrued professional fees	(23,119)	(25,526)	(8,888)	(25,949)	(3,567)
Accrued shareholder reporting expenses	(5,617)	242	(12,678)	1,667	1,336
Accrued shareholder servicing agent fees	(135)	(10)	(327)	(10)	(72)
Accrued shelf offering costs	(2,707)	–	(22,088)	–	–
Accrued other expenses	7,730	(5,763)	(1,797)	1,023	16,233
Net realized (gain) loss from investments	25,246,129	18,333,503	89,818,265	1,982,335	30,106,044
Change in net unrealized (appreciation) depreciation of investments	83,175,312	42,016,091	86,251,132	7,723,044	14,356,549
Change in net unrealized (appreciation) depreciation of swaps	(15,034,813)	579,869	(27,815,530)	–	–

Net cash provided by (used in) operating activities	99,664,845	67,728,925	272,771,206	8,469,033	59,917,791

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	36,700,000	31,400,000	–	3,300,000	39,814,000
(Repayments) of borrowings	(240,500,000)	(66,500,000)	(198,000,000)	(14,945,000)	(80,800,000)
Proceeds from reverse repurchase agreements	–	–	–	32,435,000	506,559,000
(Repayments of) reverse repurchase agreements	–	–	–	(24,790,000)	(581,978,000)
Proceeds from TFP Shares issued, at liquidation preference	150,000,000	–	–	–	85,000,000
(Payments for) deferred offering costs	(685,000)	–	–	–	(606,762)
Increase (Decrease) in:
Cash overdraft	–	(24,905)	–	1,405,649	3,300,533
Cash collateral due to broker	14,264,840	(675,525)	26,743,563	–	–
Cash distributions paid to common shareholders	(62,078,533)	(31,928,488)	(102,186,848)	(5,874,707)	(31,896,460)

Net cash provided by (used in) financing activities	(102,298,693)	(67,728,918)	(273,443,285)	(8,469,058)	(60,607,689)

Net increase (decrease) in cash and cash denominated in foreign currencies	(2,633,848)	7	(672,079)	(25)	(689,898)
Cash, cash denominated in foreign currencies and cash collateral at brokers at the beginning of period	4,615,537	–	969,792	25	689,898

Cash and cash denominated in foreign currencies at the end of period	$1,981,689	$7	$297,713	$–	$–

See Notes to financial statements

The following table provides a reconciliation of cash and cash denominated in foreign currencies to the Statement of Assets and Liabilities:

	JPC	JPI	JPS	JPT	NPFD

Cash	$1,981,689	$–	$297,537	$–	$–
Cash denominated in foreign currencies	–	7	176	–	–

Total cash and cash denominated in foreign currencies	$1,981,689	$7	$297,713	$–	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	JPC	JPI	JPS	JPT	NPFD

Cash paid for interest (excluding borrowing and amortization of offering costs)	$22,851,923	$12,205,135	$44,231,981	$2,156,095	$12,864,736

See Notes to financial statements 73

Financial Highlights
The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period

JPC

7/31/23	$8.41	$0.46	$(0.84)	$(0.38)	$(0.58)	$–	$ –	$(0.58)	$–	$–	$7.45	$6.60
7/31/22	9.91	0.66	(1.52)	(0.86)	(0.64)	–	–	(0.64)	–(d)	–(d)	8.41	8.20
7/31/21	8.83	0.67	1.05	1.72	(0.64)	–	–	(0.64)	–(d)	–(d)	9.91	10.00
7/31/20	10.14	0.65	(1.26)	(0.61)	(0.68)	–	(0.02)	(0.70)	–	–	8.83	8.81
7/31/19	10.16	0.70	0.01	0.71	(0.70)	–	(0.03)	(0.73)	–	–	10.14	9.91

JPI

7/31/23	21.26	1.15	(2.60)	(1.45)	(1.37)	–	–	(1.37)	–	–	18.44	17.63
7/31/22	25.38	1.58	(4.13)	(2.55)	(1.57)	–	–	(1.57)	–	–	21.26	20.51
7/31/21	22.45	1.65	2.85	4.50	(1.57)	–	–	(1.57)	–	–	25.38	26.26
7/31/20	24.67	1.59	(2.20)	(0.61)	(1.57)	–	(0.04)	(1.61)	–	–	22.45	22.20
7/31/19	24.39	1.64	0.27	1.91	(1.61)	–	(0.02)	(1.63)	–	–	24.67	24.27

(a)	Based on average shares outstanding.
(b)	Percentage is not annualized.

74

		Common Share Supplemental Data/ Ratios Applicable to Common Shares

Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

(4.47)%	(12.60)%	$783,007	4.46%	5.92%	15%
(9.05)	(11.91)	884,062	2.06	7.10	71
19.93	21.55	1,028,714	1.81	7.02	23
(6.16)	(4.12)	912,193	2.50	6.87	32
7.48	13.52	1,047,925	3.04	7.10	23

(6.85)	(7.39)	420,003	4.40	6.00	14
(10.41)	(16.35)	484,242	2.06	6.75	9
20.54	26.22	577,883	1.76	6.79	23
(2.50)	(1.93)	511,060	2.34	6.75	34
8.29	12.79	561,523	2.72	6.90	27

(c)
● Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Notes to Financial Statements), borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

● Each ratio includes the effect of all interest expenses paid and other costs related to preferred shares, borrowings and/or reverse repurchase agreements, where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

	JPC	JPI

7/31/23	3.07%	2.96%
7/31/22	0.72	0.69
7/31/21	0.49	0.44
7/31/20	1.17	1.01
7/31/19	1.73	1.43

(d)	Value rounded to zero.

See Notes to Financial Statements 75

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired	Shelf	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period

JPS

7/31/23	$8.25	$0.39	$(0.67)	$(0.28)	$(0.49)	$–	$–	$(0.49)	$–	$–	$–	$7.48	$6.56
7/31/22	9.91	0.58	(1.65)	(1.07)	(0.59)	–	–	(0.59)	–	–(e)	–(e)	8.25	7.77
7/31/21	9.06	0.63	0.83	1.46	(0.61)	–	–	(0.61)	–	–(e)	–(e)	9.91	10.02
7/31/20	9.84	0.63	(0.76)	(0.13)	(0.60)	–	(0.05)	(0.65)	–	–	–	9.06	9.07
7/31/19	9.73	0.66	0.12	0.78	(0.66)	–	(0.01)	(0.67)	–(e)	–	–	9.84	9.79

JPT

7/31/23	21.16	1.12	(2.21)	(1.09)	(1.31)	–	–	(1.31)	–	–	–	18.76	16.36
7/31/22	25.04	1.30	(3.68)	(2.38)	(1.50)	–	–	(1.50)	–	–	–	21.16	20.26
7/31/21	22.84	1.31	2.31	3.62	(1.42)	–	–	(1.42)	–	–	–	25.04	25.45
7/31/20	24.24	1.29	(1.27)	0.02	(1.42)	–	–	(1.42)	–	–	–	22.84	23.20
7/31/19	23.89	1.36	0.41	1.77	(1.42)	–	–	(1.42)	–	–	–	24.24	23.90

(a)	Based on average shares outstanding.
(b)	Percentage is not annualized.
(c)
● Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Notes to Financial Statements), borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

● Each ratio includes the effect of all interest expenses paid and other costs related to preferred shares, borrowings and/or reverse repurchase agreements, where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

	JPS	JPT

7/31/23	3.08%	2.55%
7/31/22	0.73	0.41
7/31/21	0.49	0.22
7/31/20	1.14	0.55
7/31/19	1.73	0.83

76

		Common Share Supplemental Data/ Ratios Applicable to Common Shares

Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Expenses After Reimbursement(d)	Net Investment Income (Loss)(c),(d)	Portfolio Turnover Rate

(3.29)%	(9.26)%	$1,539,325	4.45%	N/A%	5.12%	12%
(11.16)	(17.04)	1,697,697	2.06	N/A	6.33	12
16.45	17.75	2,028,972	1.78	N/A	6.51	14
(1.29)	(0.59)	1,847,233	2.44	N/A	6.73	24
8.53	18.01	2,004,447	3.02	N/A	6.91	16

(5.15)	(13.03)	82,391	4.05	3.66	5.79	13
(9.81)	(14.88)	92,911	1.72	1.53	5.33	34
16.25	16.33	171,378	1.37	N/A	5.42	28
0.15	3.18	156,199	1.71	N/A	5.52	22
7.76	9.78	165,623	2.00	N/A	5.83	26

(d)
During the year ended July 31, 2023 and July 31, 2022, the Adviser voluntarily reimbursed JPT for certain expenses incurred in connection with its restructuring. See Notes to Financial Statements for more information.

(e)	Value rounded to zero.

See Notes to Financial Statements 77

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Share Price, End of Period

NPFD

7/31/23	$21.06	$0.70	$(1.72)	$(1.02)	$(1.24)	$–	$(0.03)	$(1.27)	$18.77	$16.39
7/31/22(d)	25.00	0.61	(3.72)	(3.11)	(0.83)	–	–	(0.83)	21.06	19.98

(a)	Based on average shares outstanding.
(b)	Percentage is not annualized.

78

		Common Share Supplemental Data/ Ratios Applicable to Common Shares

Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

(4.82)%	(11.68)%	$453,637	4.43%	3.64%	17%
(12.48)	(16.77)	508,829	2.13 (e)	4.33 (e)	14

(c)
● Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Notes to Financial Statements), borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

● Each ratio includes the effect of all interest expenses paid and other costs related to preferred shares, borrowings and/or reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

NPFD

7/31/23	2.93%
7/31/22	0.74

(d)	For the period December 15, 2021 (commencement of operations) through July 31, 2022.
(e)	Annualized.

See Notes to Financial Statements 79

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	Borrowings		TFP Shares

	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $1,000 Share(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $1,000 Share(b)	Asset Coverage Per $1 Liquidation Preference(c)

JPC

7/31/23	$219,600	$5,249	$150,000	$3,119	$3.12
7/31/22	423,400	3,088	–	–	–
7/31/21	462,700	3,223	–	–	–
7/31/20	400,000	3,280	–	–	–
7/31/19	455,000	3,303	–	–	–

JPI

7/31/23	180,900	3,322	–	–	–
7/31/22	216,000	3,242	–	–	–
7/31/21	234,800	3,461	–	–	–
7/31/20	200,000	3,555	–	–	–
7/31/19	210,000	3,674	–	–	–

JPS

7/31/23	301,300	7,005	270,000	3,694	3.69
7/31/22	499,300	4,402	270,000	3,208	3.21
7/31/21	873,300	3,323	–	–	–
7/31/20	740,300	3,495	–	–	–
7/31/19	853,300	3,349	–	–	–

JPT

7/31/23	35,355	3,330	–	–	–
7/31/22	47,000	2,977	–	–	–
7/31/21	47,000	4,646	–	–	–
7/31/20	37,300	5,188	–	–	–
7/31/19	42,500	4,897	–	–	–

NPFD

7/31/23	147,614	4,649	85,000	2,950	2.95
7/31/22(d)	188,600	3,698	–	–	–

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year.
(b)
Asset Coverage Per $1,000: Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the results by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

(c)	Includes all preferred shares presented for the Fund.
(d)	For the period December 15, 2021 (commencement of operations) through July 31, 2022.

80

Notes to Financial Statements

1.  General Information
Fund Information: The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

●	Nuveen Preferred & Income Opportunities Fund (JPC)

●	Nuveen Preferred and Income Term Fund (JPI)

●	Nuveen Preferred & Income Securities Fund (JPS)

●	Nuveen Preferred and Income Fund (JPT)

●	Nuveen Variable Rate Preferred & Income Fund (NPFD)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed‑end management investment companies. JPC, JPI, JPS, JPT and NPFD were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012, June 24, 2002, July 6, 2016 and June 1, 2021, respectively.
Current Fiscal Period: The end of the reporting period for the Funds is July 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2023 (the “current fiscal period”).
Fund Reorganization: On April 12, 2023, the mergers of JPS and JPT into JPC were approved by each Fund’s Board of Trustees (the “Board”). The merger of each JPS and JPT is pending shareholder approval, and the closing of each merger is contingent upon obtaining shareholder approvals and satisfying other closing conditions. The mergers are not contingent on each other.
Investment Adviser and Sub‑Adviser: The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. For JPC, JPI, JPT and NPFD, the Adviser has entered into sub‑advisory agreements with Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser. For JPS, the Adviser has entered into a sub‑advisory agreement with Spectrum Asset Management, Inc. (“Spectrum”). Spectrum and NAM are each a “Sub‑Adviser” and collectively, the “Sub‑Advisers” for their respective Funds. The Sub‑Advisers manage the investment portfolio of each Fund. The Adviser is responsible for managing JPC’s, JPI’s and JPS’s investments in swap contracts.
Developments Regarding the Funds’ Control Share By‑Law: On October 5, 2020, the Funds and certain other closed‑end funds in the Nuveen fund complex amended their by‑laws. Among other things, the amended by‑laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by‑laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By‑Law”). On January 14, 2021, a shareholder of certain Nuveen closed‑end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By‑Laws violate the 1940 Act, rescission of such fund’s Control Share By‑Laws and a permanent injunction against such funds applying the Control Share By‑Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By‑Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By‑Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ by‑laws to provide that the Funds’ Control Share By‑Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By‑Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America
(“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Notes to Financial Statements  (continued)

Compensation: The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex‑dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation: To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the Funds’ investments in non‑U.S. securities were as follows:

JPC	Value	% of Total Investments

Country:
United Kingdom	$162,071,139	13.0%
France	74,130,883	5.9
Switzerland	43,065,934	3.4
Spain	32,325,245	2.7
Netherlands	29,136,341	2.4
Canada	28,357,173	2.3
Australia	26,350,343	2.2
Germany	21,607,553	1.7
Ireland	20,957,892	1.7
Bermuda	15,163,818	1.3
Other	31,525,651	2.4

Total non‑U.S. Securities	$484,691,972	39.0%

JPI	Value	% of Total Investments

Country:
United Kingdom	$87,155,864	13.4%
France	39,513,101	5.9
Switzerland	22,603,309	3.4
Spain	17,567,012	2.8
Netherlands	16,411,695	2.5
Australia	15,848,538	2.4
Canada	15,282,887	2.4
Germany	12,271,478	1.9
Ireland	8,730,583	1.3
Bermuda	7,115,005	1.1
Other	17,131,316	2.6

Total non‑U.S. Securities	$259,630,788	39.7%

JPS	Value	% of Total Investments

Country:
United Kingdom	$293,463,682	12.4%
France	240,494,219	10.1
Switzerland	141,347,405	6.0
Canada	83,854,661	3.6
Finland	77,277,641	3.3
Spain	59,362,451	2.5
Netherlands	34,142,590	1.5
Australia	32,509,302	1.4
Norway	31,490,910	1.3
Japan	30,476,130	1.2
Other	84,130,797	3.6

Total non‑U.S. Securities	$1,108,549,788	46.9%

JPT	Value	% of Total Investments

Country:
United Kingdom	$16,289,243	13.0%
France	7,265,746	5.8
Switzerland	4,989,825	3.9
Spain	3,212,752	2.6
Germany	3,184,482	2.6
Netherlands	3,120,286	2.5
Canada	2,811,103	2.3
Ireland	2,785,381	2.2
Australia	2,535,915	2.0
Bermuda	1,582,994	1.3
Other	2,797,342	2.2

Total non‑U.S. Securities	$50,575,069	40.4%

NPFD	Value	% of Total Investments

Country:
United Kingdom	$60,606,461	8.6%
Canada	33,128,789	4.6
France	23,654,237	3.5
Ireland	19,491,180	2.7
Australia	15,544,005	2.1
Spain	10,345,669	1.4
Netherlands	10,148,880	1.4
Switzerland	9,231,859	1.3
Bermuda	8,695,512	1.2
Germany	5,902,387	0.8
Other	12,982,273	1.8

Total non‑U.S. Securities	$209,731,252	29.4%

Foreign Taxes: The Funds may be subject to foreign taxes on income, gains on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes.
Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex‑dividend date or, for certain foreign securities, when information is available. Non‑cash dividends received in the form of stock, if any, are recorded on the ex‑dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment‑in‑kind (“PIK”) interest and paydown gains and

Notes to Financial Statements  (continued)

losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Rehypothecation income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 10 – Borrowing Arrangements and Reverse Repurchase Agreements.
Netting Agreements: In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financials.
New Accounting Pronouncement: In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020‑04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU 2022‑04 and issued ASU 2022‑06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
New Rule Issuance: A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a‑5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a‑5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a‑5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a‑4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.
New Accounting Pronouncement: In June 2022, the FASB issued ASU 2022‑03 to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU 2022‑03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022‑03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022‑03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds’ financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Swap contracts are marked‑to‑market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

JPC	Level 1	Level 2	Level 3	Total

Long-Term Investments:
$1,000 Par (or similar) Institutional Preferred	$12,600,199	$621,597,568	$–	$634,197,767
Contingent Capital Securities	–	378,089,017	–	378,089,017
$25 Par (or similar) Retail Preferred	207,918,131	13,287,090	–	221,205,221
Corporate Bonds	–	3,434,836	–	3,434,836
Common Stocks	5,932	–	–	5,932
Short-Term Investments:
Repurchase Agreements	–	5,890,000	–	5,890,000
Investments in Derivatives:
Interest Rate Swaps*	–	17,306,207	–	17,306,207

Total	$220,524,262	$1,039,604,718	$–	$1,260,128,980

JPI	Level 1	Level 2	Level 3	Total

Long-Term Investments:
$1,000 Par (or similar) Institutional Preferred	$11,800,186	$322,028,614	$–	$333,828,800
Contingent Capital Securities	–	203,882,687	–	203,882,687
$25 Par (or similar) Retail Preferred	109,025,521	7,149,180	–	116,174,701
Corporate Bonds	–	1,083,700	–	1,083,700
Short-Term Investments:
Repurchase Agreements	–	2,800,000	–	2,800,000
Investments in Derivatives:
Interest Rate Swaps*	–	361,549	–	361,549

Total	$120,825,707	$537,305,730	$–	$658,131,437

Notes to Financial Statements  (continued)

JPS	Level 1	Level 2	Level 3	Total

Long-Term Investments:
$1,000 Par (or similar) Institutional Preferred	$–	$1,182,434,554	$–	$1,182,434,554
Contingent Capital Securities	–	807,358,577	–	807,358,577
$25 Par (or similar) Retail Preferred	198,686,360	23,686,188	–	222,372,548
Corporate Bonds	–	72,061,869	–	72,061,869
Convertible Preferred Securities	21,824,240	–	–	21,824,240
Investment Companies	16,701,971	–	–	16,701,971
Short-Term Investments:
Repurchase Agreements	–	45,860,000	–	45,860,000
Investments in Derivatives:
Interest Rate Swaps*	–	32,485,518	–	32,485,518

Total	$237,212,571	$2,163,886,706	$–	$2,401,099,277

JPT	Level 1	Level 2	Level 3	Total

Long-Term Investments:
$1,000 Par (or similar) Institutional Preferred	$2,000,032	$63,155,723	$–	$65,155,755
Contingent Capital Securities	–	38,670,008	–	38,670,008
$25 Par (or similar) Retail Preferred	19,476,500	956,889	–	20,433,389
Corporate Bonds	–	1,279,052	–	1,279,052

Total	$21,476,532	$104,061,672	$–	$125,538,204

NPFD	Level 1	Level 2	Level 3	Total

Long-Term Investments:
$1,000 Par (or similar) Institutional Preferred	$–	$459,539,946	$–	$459,539,946
$25 Par (or similar) Retail Preferred	131,300,689	5,698,275	–	136,998,964
Contingent Capital Securities	–	111,895,239	–	111,895,239

Total	$131,300,689	$577,133,460	$–	$708,434,149

*	Represents net unrealized appreciation (depreciation) as reported in Fund’s portfolio of investments.
The Funds hold liabilities in preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 - Fund Shares.
4.  Portfolio Securities
Repurchase Agreements: In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty

JPC	Fixed Income Clearing Corporation	$5,890,000	$(6,007,841)
JPI	Fixed Income Clearing Corporation	2,800,000	(2,856,045)
JPS	Fixed Income Clearing Corporation	45,860,000	(46,777,221)

Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales: Long-term purchases and sales (excluding in‑kind transactions) during the current fiscal period were as follows:

Fund	Purchases	Sales and Maturities

JPC	$190,304,526	$236,416,660

JPI	95,837,257	135,183,581

JPS	295,577,086	473,892,422

JPT	16,862,175	19,554,003

NPFD	127,444,480	155,215,924

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
5.  Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Futures Contracts: During the current fiscal period, the Fund used interest rate futures to reduce the duration of the portfolio.
A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the market value of the contract are recognized as an unrealized gain or loss by “marking‑to‑market” on a daily basis. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on futures contracts. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. The net realized gain or loss and the change in unrealized appreciation (depreciation) on futures contracts held during the period is included on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Futures Contracts Outstanding*

NPFD	$31,343,891

*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Interest Rate Swap Contracts: During the current fiscal period, the Funds used interest rate swap contracts to partially hedge its interest cost of leverage.
Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss on such transactions is limited to the net amount of interest payments that the Fund is to receive from the counterparty. Payments paid (received) at the beginning of the measurement period are reflected as swap premiums paid (received) on the Statement of Assets and Liabilities, when applicable. Interest rate

Notes to Financial Statements  (continued)

swaps can be settled either directly with the counterparty (“OTC”) or through a central clearinghouse (“centrally cleared”). For OTC swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as unrealized appreciation (depreciation) on interest rate swaps on the Statement of Assets and Liabilities.
Upon the execution of a centrally cleared swap, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the swap contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on interest rate swaps.
Changes in the value of the swap contracts during the fiscal period are recognized as net unrealized appreciation (depreciation) of swaps on the Statement of Operations. The net amount of periodic payments settled in cash are recognized as net realized gain (loss) from swaps on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Interest Rate Swap Contracts Outstanding*

JPC	$325,500,000
JPI	112,200,000
JPS	611,000,000

*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation Interest Rate Swaps***	Gross Unrealized (Depreciation) Interest Rate Swaps***	Net Unrealized	Collateral Pledged to (from) Counterparty	Net Exposure

JPC	Morgan Stanley Capital Services LLC	$17,306,207	$-	$17,306,207	$(17,093,969)	$(212,238)
JPI	Morgan Stanley Capital Services LLC	361,549	-	361,549	(380,574)	(19,025)
JPS	Morgan Stanley Capital Services LLC	32,485,518	-	32,485,518	(32,070,764)	414,754

***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
As of the end of the reporting period, the Funds have invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:

		Asset Derivatives			Liability Derivatives

Derivative Instrument	Risk Exposure	Location	Value	Location	Value

JPC
Interest Rate Swaps	Interest rate	Unrealized appreciation on interest rate swap contracts	$17,306,207	-	$–

JPI
Interest Rate Swaps	Interest rate	Unrealized appreciation on interest rate swap contracts	361,549	-	–

JPS
Interest Rate Swaps	Interest rate	Unrealized appreciation on interest rate swap contracts	32,485,518	-	–

During the current fiscal period, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

JPC Swap contracts	Interest rate	$5,452,308	$15,034,813

JPI Swap contracts	Interest rate	1,644,098	(579,869)

JPS Swap contracts	Interest rate	10,637,039	27,815,530

NPFD Futures contracts	Interest rate	2,757,060	176,597

Market and Counterparty Credit Risk: In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre‑determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre‑determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre‑determined threshold amount.
6.  Fund Shares
Tender Offer
The Board had authorized JPT to conduct a tender offer pursuant to which the Fund would offer to purchase up to 100% of its then outstanding shares for cash on a pro rata basis at a price per share equal 100% of the NAV per share as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.
On January 19, 2022, Nuveen announced the Fund’s tender offer, which commenced on January 20, 2022 and expired on February 17, 2022. In the tender offer 2,454,617 shares were tendered, representing approximately 36% of the Fund’s common shares outstanding from participating shareholders.
The final results of the tender offer are as shown in the accompanying table.

JPT

Number of common shares outstanding before tender offer	6,846,241
Number of common shares authorized for tender offer	2,454,617
Purchase price (100% of share NAV on expiration date)	$23.2613
Number of common shares outstanding after tender offer	4,391,624

Common Shares Equity Shelf Programs and Offering Costs: The following Funds have filed a registration statement with the SEC authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.
Under this Shelf Offering, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

Notes to Financial Statements  (continued)

	JPC

	Year Ended 7/31/23	Year Ended 7/31/22

Maximum aggregate offering	Unlimited	Unlimited
Common shares sold	–	1,185,860
Offering proceeds, net of offering costs	$–	$11,703,948

	JPS

	Year Ended 7/31/23	Year Ended 7/31/22

Maximum aggregate offering	Unlimited	Unlimited
Common shares sold	–	921,252
Offering proceeds, net of offering costs	$–	$9,114,000

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions: Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	JPC

	Year Ended 7/31/23	Year Ended 7/31/22

Common Shares:
Sold through shelf offering	–	1,185,860
Issued to shareholders due to reinvestment of distributions	–	38,614

Total	–	1,224,474

Weighted average common share:
Premium to NAV per shelf offering common share sold	–%	1.18%

	JPI

	Year Ended 7/31/23	Year Ended 7/31/22

Common Shares:
Issued to shareholders due to reinvestment of distributions	–	6,156

Total	–	6,156

	JPS

	Year Ended 7/31/23	Year Ended 7/31/22

Common Shares:
Sold through shelf offering	–	921,252
Issued to shareholders due to reinvestment of distributions	–	29,125

Total	–	950,377

Weighted average common share:
Premium to NAV per shelf offering common share sold	–%	1.16%

	JPT

	Year Ended 7/31/23	Year Ended 7/31/22

Common Shares:
Issued to shareholders due to reinvestment of distributions	–	2,174
Repurchased and retired through tender offer	–	(2,454,617)

Total	–	(2,452,443)

Tender offer:
Price per common share	$–	$23.26
Discount per common share	0.00%	0.00%

	NPFD*
	Year Ended 7/31/23	Year Ended For the Period December 15, 2021 (commencement of operations) through July 31, 2022
Common Shares:
Sold	–	24,160,141
Total	–	24,160,141
* Prior to the commencement of operations, the Adviser purchased 4,000 shares, which are still held as of the end of the reporting period.
Preferred Shares
Taxable Fund Preferred Shares: JPC, JPS and NPFD have issued and have outstanding Taxable Fund Preferred (“TFP”) Shares, with a $1,000 liquidation preference per share. These TFP Shares were issued via private placement and are not publicly available.
Each Fund is obligated to redeem its TFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. TFP Shares are initially issued in a pre‑specified mode, however, TFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within TFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the TFP Share.
• Variable Rate Mode (“VRM”) – Dividends for TFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the TFP Shares.
The fair value of TFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
• Variable Rate Demand Mode (“VRDM”) – Dividends for TFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which each Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Funds will pay a liquidity and remarketing fee on the aggregate principal amount of all TFP Shares while within VRDM. Payments made by the Funds to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.
For financial reporting purposes, the liquidation preference of TFP Shares is recorded as a liability and is recognized as a component of “TFP Shares, net” on the Statement of Assets and Liabilities. Dividends on the TFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on TFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on TFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, TFP Shares may be redeemed, in whole or in part, at any time at the option of the Funds. Each Fund may also be required to redeem certain TFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
JPC and NPFD both incurred offering costs of $685,000 and $607,387 respectively, in connection with their offering of TFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
Details of the Fund’s TFP Shares outstanding as of the end of the reporting period, were as follows:

Notes to Financial Statements (continued)

Fund	Series	Shares Outstanding	Liquidation Preference	Liquidation Preference, net of unamortized deferred offering costs	Term Redemption Date	Mode

JPC	A	150,000	$150,000,000	$149,358,643	August 1, 2037	VRDM

JPS	A	270,000	270,000,000	268,932,187	July 1, 2032	VRDM

NPFD	A	85,000	85,000,000	84,434,878	February 1, 2034	VRDM
The average liquidation preference of TFP Shares outstanding and the annualized dividend rate for the Fund during the current fiscal period were as follows:

	JPC*	JPS	NPFD**

Average liquidation preference of TFP Shares outstanding	$150,000,000	$270,000,000	$85,000,000

Average dividend rate	4.44%	4.34%	4.52%
* For the period August 18, 2022 (first issuance date of shares) through July 31, 2023.
** For the period September 1, 2022 (first issuance date of shares) through July 31, 2023.
Preferred Share Transactions: Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following table.
Transactions in TFP Shares for the Funds, where applicable, were as follows:

	Year Ended January 31, 2023

JPC	Series	Shares	Amount

TFP Shares Issued	A	150,000	$150,000,000

NPFD	Series	Shares	Amount

TFP Shares Issued	A	85,000	$85,000,000

	Year Ended July 31, 2022

JPS	Series	Shares	Amount

TFP Shares Issued	A	270,000	$270,000,000
7. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, complex securities character adjustments, foreign currency transactions, nondeductible expenses, return of capital and long-term capital gain distributions received from portfolio investments, taxable overdistribution, taxes paid, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

JPC	$ 1,383,354,010	$ 23,553,352	$ (146,778,382)	$ (123,225,030)

JPI	729,470,439	5,032,109	(76,371,111)	(71,339,002)

JPS	2,550,238,819	41,800,408	(190,939,950)	(149,139,542)

JPT	140,156,035	489,384	(15,107,215)	(14,617,831)

NPFD	821,949,306	1,562,179	(115,077,336)	(113,515,157)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up‑front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book‑to‑Tax Differences	Total

JPC	$ 2,497,837	$ –	$ (123,225,374)	$ (141,537,187)	$ –	$ (4,988,879)	$ (267,253,603)

JPI	–	–	(71,339,001)	(44,312,590)	–	(2,344,930)	(117,996,521)

JPS	3,739,805	–	(149,139,530)	(185,568,340)	–	(9,499,353)	(340,467,418)

JPT	119,404	–	(14,617,831)	(13,811,644)	–	(408,421)	(28,718,492)

NPFD	–	–	(113,515,157)	(34,186,057)	–	(2,090,198)	(149,791,412)
The tax character of distributions paid was as follows:

	7/31/23			7/31/22

Fund	Ordinary Income	Long‑Term Capital Gains	Return of Capital	Ordinary Income	Long‑Term Capital Gains	Return of Capital

JPC	$ 61,153,963	$ –	$ –	$ 66,660,132	$ –	$ –

JPI	31,198,214	–	–	35,659,439	–	–

JPS	101,004,127	–	–	121,278,321	–	–

JPT	5,733,265	–	–	8,310,452	–	–

NPFD[1]	30,050,968	–	601,245	20,007,909	–	–

[1]	For the Period 12/15/2021 (commencement of operations) through 7/31/22.
As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
JPC	$47,916,528	$93,620,659	$141,537,187

JPI	12,053,965	32,258,625	44,312,590

JPS	18,011,401	167,556,939	185,568,340

JPT	3,410,266	10,401,378	13,811,644

NPFD	10,936,810	23,249,247	34,186,057
8. Management Fees and Other Transactions with Affiliates
The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Security Capital and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets	JPC	JPI	JPS	JPT	NPFD
For the first $500 million	0.6800%	0.7000%	0.7000%	0.7000%	0.7500%
For the next $500 million	0.6550	0.6750	0.6750	0.6750	0.7250
For the next $500 million	0.6300	0.6500	0.6500	0.6500	0.7000
For the next $500 million	0.6050	0.6250	0.6250	0.6250	0.6750
For managed assets over $2 billion	0.5800	0.6000	0.6000	0.6000	0.6500

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex‑Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*
For the complex-level fees, managed assets include closed‑end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open‑end and closed‑end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of July 31, 2023, the complex-level fee for each Fund was as follows:

Fund	Complex‑Level Fee
JPC	0.1594%

JPI	0.1594%

JPS	0.1594%

JPT	0.1594%

NPFD	0.1594%
Beginning February 8, 2022, and for a one‑year period, the Adviser is waiving 50% of JPT’s net management fees.
9. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Funds to some risk of loss. These could include recourse arrangements for certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments other than those disclosed in the Notes to Financial Statements.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.
10. Borrowings Arrangements and Reverse Repurchase Agreements
Borrowings: Each Fund entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

Fund	Maximum Outstanding Balance
JPC	$320,000,000

JPI	255,000,000

JPS	560,000,000

JPT	47,000,000

NPFD	190,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

Fund	Outstanding balance on Borrowings
JPC	$219,600,000
JPI	180,900,000
JPS	301,300,000
JPT	35,355,000
NPFD	147,614,000
For JPC, JPI and JPS interest is charged on these Borrowings at OBFR (“Overnight Bank Funding Rate”) plus 0.85% per annum on the amounts borrowed. JPT’s interest is charged on the Borrowings at a rate equal to the 1‑Month Term SOFR (“Secured Overnight Financing Rate”) plus 0.825% (this is comprised of a 0.05% credit adjustment spread to account for SOFR basis plus 0.775% prior to drawn rate) per annum on the amount borrowed and a 0.125% per annum commitment fee on the undrawn portion of the Borrowings. For NPFD, interest is charged on these Borrowings at OBFR plus 0.75% per annum on the amounts borrowed and 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 25% of the maximum commitment amount.
During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate
JPC	365	$243,901,096	4.88%

JPI	365	194,243,562	4.90

JPS	365	408,598,630	4.84

JPT	365	42,171,589	4.90

NPFD	365	152,174,055	4.87
Other Borrowings Information for the Funds: In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. The Funds’ borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments. (“Pledged Collateral”) Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and amendment fees are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Rehypothecation: JPC, JPI and JPS have each entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re‑register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1/3 % of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.
The Funds also have the right to apply and set‑off an amount equal to one‑hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.
The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.
As of the end of the reporting period, JPC, JPI and JPS each had Hypothecated Securities as follows:

	JPC	JPI	JPS
Hypothecated Securities	$45,257,059	$5,951,420	$51,950,668
JPC, JPI and JPS earn Rehypothecation Fees, which are recognized as “Rehypothecation income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows

Notes to Financial Statements (continued)

	JPC	JPI	JPS
Rehypothecation Fees	$90,131	$68,142	$143,157
Reverse Repurchase Agreements: During the current fiscal period, the Fund utilized reverse repurchase agreements as a means of leverage.
The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense” on the Statement of Operations.
In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.
As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity*	Value	Value and Accrued Interest
JPC	BNP Paribas	6.13%	$(102,100,000)	T+29 Days	$(102,100,000)	$(102,637,882)
JPI	BNP Paribas	6.13%	(65,000,000)	T+29 Days	(65,000,000)	(65,601,603)
JPS	BNP Paribas	6.13%	(275,000,000)	T+29 Days	(275,000,000)	(276,448,752)
JPT	Royal Bank of Canada	6.06%	(7,645,000)	10/26/23	(7,645,000)	(7,662,992)
NPFD	Royal Bank of Canada	5.99%	(27,983,000)	10/4/23	(27,983,000)	(28,148,787)
* The Fund may repurchase the reverse repurchase agreement prior to the maturity date and/or counterparty may accelerate maturity upon pre‑specified advance notice.
During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Funds’ reverse repurchase agreements were as follows:

Fund	Utilization period (days outstanding)	Average daily balance outstanding	Average annual interest rate
JPC	365	$(102,100,000)	4.99%
JPI	365	(65,000,000)	5.31
JPS	365	(275,000,000)	4.99
JPT**	309	(2,172,071)	5.26
NPFD	365	(42,189,945)	4.55
** For the period September 26, 2022 (initial purchase of reverse repurchase agreements) through July 31, 2023.
The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements***	Collateral Pledged to Counterparty
JPC	BNP Paribas	$(102,637,882)	$230,579,184
JPI	BNP Paribas	(65,601,603)	154,760,066
JPS	BNP Paribas	(276,448,752)	646,048,462
JPT	Royal Bank of Canada	(7,662,992)	11,295,520
NPFD	Royal Bank of Canada	(28,148,787)	40,822,357
*** Represents gross value and accrued interest for the counterparty as reported in the preceding table.

11. Inter-Fund Borrowing and Lending
Inter-Fund Borrowing and Lending: The SEC has granted an exemptive order permitting registered open‑end and closed‑end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed‑end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed‑end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
12. Subsequent Event
Borrowings: Subsequent to the current fiscal period, JPT entered into a committed financing agreement with a maximum commitment amount of $45,000,000. Interest will be charged on these Borrowings at a rate per annum equal to OBFR plus 0.85%. The Fund is charged a 0.50% per annum commitment fee on the undrawn portion of the Borrowings if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount.

[This page intentionally left blank.]

Shareholder Update
(Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND (JPC)
Investment Objectives
The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.
Investment Policies
The Fund will invest at least 80% of its Assets (as defined below) in preferred securities and other income producing securities, including hybrid securities such as contingent capital securities and up to 20% in other securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund will invest at least 50% of its Managed Assets in securities rated investment grade (BBB/Baa and above) at the time of investment. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), or Fitch Ratings (“Fitch”)), or are unrated but judged to be of comparable quality.

•	The Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in financial services.

•
The Fund is not limited in the amount of its investments in non‑U.S. issuers. The Fund may invest up to 10% of its Managed Assets in non‑U.S. dollar‑denominated securities. The Fund may invest up to 5% of its Managed Assets in preferred securities issued by companies located in emerging market countries.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non‑traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.
Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non‑cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.
While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non‑cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected. Non‑traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional

Shareholder Update (Unaudited) (continued)

preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.
Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.
Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.
Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non‑cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed‑to‑floating rate preferred securities. Floating-rate and fixed‑to‑floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed‑to‑floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.
The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over‑the‑counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange (“NYSE”), which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.
The Fund may invest in contingent capital securities. Contingent capital securities (sometimes referred to as “CoCos”) are securities issued primarily by non‑U.S. financial institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write-down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/ supervisory entity. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.
The Fund may invest in common stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Additional types of equity securities (other than preferred securities) in which the Fund may invest include convertible securities, real estate investment trusts (“REITs”), warrants, rights, depositary receipts (which reference ownership of underlying non‑U.S. securities) and other types of securities with equity characteristics. The Fund’s equity investments also may include securities of other investment companies (including open‑end funds, closed‑end funds and exchange-traded funds (“ETFs”)).
The Fund will invest in securities of companies primarily engaged in the financial services industry. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including business development companies (“BDCs”) and REITs.
The Fund may invest in debt securities. The debt securities in which the Fund may invest include corporate debt securities and U.S. government and agency debt securities. Generally, debt securities typically, but not always, possess the following characteristics: a specified maturity or term, at which time the issuer is contractually obligated to pay the associated principal amount of debt to the debtholders; interest payments that are a contractual and enforceable obligation as of the stated payment date, and not contingent either on payment‑by‑payment declaration by the issuer’s board or on the demonstrated existence of company earnings as a source for the payment; and do not entitle the holder to exercise governance of or control over the issuer.
In the capital structure of an issuer, debt securities can be senior debt or junior debt. A senior debt security has priority over any other type of security in a company’s capital structure as to the payment of any promised income (typically denoted as interest) from the issuer, and as to payout of the proceeds of the bankruptcy or other liquidation of the company. At times, the issuer will have pledged specific assets or revenues to secure the rights of the holder of the debt security to payments of interest and principal such that the proceeds of the specific assets or revenues must be used to satisfy these debt obligations prior to being applied to any of the issuer’s other obligations in a bankruptcy or other liquidation. In the event that the assets securing the debt security are not sufficient to fully satisfy such obligations in a bankruptcy or other liquidation, the remainder of such obligations will generally have the same priority as an issuer’s trade creditors and other general obligations, but still have priority of payment relative to the issuer’s preferred shares and common shares. Sometimes referred to as subordinated or mezzanine debt, junior debt stands behind the senior debt as to its rights to receive promised income payments (again, typically denoted as interest) from the issuer, and payouts of the proceeds of bankruptcy or other liquidation, but will have priority of payment relative to the issuer’s preferred shares and common shares.
The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.
Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.
The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.
The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over‑the‑counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

Shareholder Update (Unaudited) (continued)

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may use derivative instruments to seek to hedge some of the risk of the Fund’s investments or its leverage, to enhance return, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on equity securities, options on financial futures or other derivative instruments.
The Fund may also invest in securities of other open- or closed‑end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations issued thereunder.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act, including the following forms of leverage: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities; (b) the issuance of preferred shares of beneficial interest (“Preferred Shares”); and (c) engaging in reverse repurchase agreements and economically similar transactions. The Fund also may borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Temporary Defensive Periods
During temporary defensive periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives.

NUVEEN PREFERRED & INCOME TERM FUND (JPI)
Investment Objectives
The Fund’s investment objective is to provide a high level of current income and total return.
Investment Policies
The Fund will invest at least 80% of its Assets (as defined below) in preferred securities and other income producing securities issued by U.S. and non‑U.S. companies, including debt securities, hybrid securities and convertible securities.
On or before August 31, 2024 (the “Termination Date”), the Fund intends to cease its investment operations, liquidate its portfolio, retire or redeem leverage facilities and distribute substantially all of its net assets to shareholders of record as of the date of termination. The Fund’s Termination Date may be extended for one period of up to 12 months by a vote of the Board of Trustees, if the Fund’s Board of Trustees determines it is in the best interest of the shareholders to do so. The Fund’s term may not be extended further than one period without a shareholder vote. The amount distributed to common shareholders at the termination of the Fund will be based on the Fund’s net asset value (“NAV”) at that time. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to common shareholders at the termination of the Fund may be less, and potentially significantly less, than their original investment. As the Fund approaches the Termination Date, its monthly distributions are likely to decline.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in securities issued by federal, state and local governments and U.S. government agencies.

•
The Fund invests at least 50% of its Managed Assets in securities rated investment grade (BBB‑/Baa3 or higher) at the time of purchase. A security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by the Fund’s sub‑adviser to be of comparable quality.

•	The Fund may invest up to 10% of its Managed Assets in securities rated below B‑/B3 at the time of purchase.

•	The Fund may invest up to 10% of its Managed Assets in securities of issuers in emerging market countries.

•	The Fund will invest 100% of its Managed Assets in U.S. dollar denominated securities.

•
The Fund may invest up to 10% of its total assets in securities of other open- or closed‑end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non‑traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.
Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non‑cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.
While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met,

Shareholder Update (Unaudited) (continued)

although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non‑cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected. Non‑traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.
Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.
Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.
Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non‑cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed‑to‑floating rate preferred securities. Floating-rate and fixed‑to‑floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed‑to‑floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.
The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over‑the‑counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the NYSE, which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.
The Fund may invest in contingent capital securities. Contingent capital securities (sometimes referred to as “CoCos”) are securities issued primarily by non‑U.S. financial institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write-down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/ supervisory entity. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.
The Fund may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds, however, are issued to finance activities with less significant benefits to the public, such as the construction of sports facilities, and as such the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term.
The Fund may invest in high yield bonds. Bonds that are rated lower than investment grade are commonly referred to as high yield bonds or junk bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund will invest in securities of companies primarily engaged in the financial services industry. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including business development companies BDCs and REITs.
The Fund may invest in other equity securities, including common stock, convertible securities, hybrid securities (which have characteristics of both equity and fixed‑income instruments), warrants, rights and depositary receipts (which reference ownership of underlying non‑U.S. securities).
The Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s indebtedness. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.
The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.
Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.
The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as ADRs, EDRs and GDRs. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.
The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over‑the‑counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Shareholder Update (Unaudited) (continued)

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may use derivative instruments to, among other things, seek to enhance return, to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.
The Fund may also invest in securities of other open- or closed‑end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act and the rules and regulations issued thereunder.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund’s use of leverage will not exceed 38% of Managed Assets. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares and the issuance of debt securities. In addition, the Fund may use derivatives that may have the economic effect of leverage. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

NUVEEN PREFERRED & INCOME SECURITIES FUND (JPS)
Investment Objectives
The Fund’s primary investment objective is high current income consistent with capital preservation. The Fund’s secondary investment objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Fund’s sub‑adviser believes are underrated or undervalued or (ii) sectors that the Fund’s Sub‑Adviser believes are undervalued.
Investment Policies
The Fund will invest at least 80% of its Assets (as defined below) in preferred securities and other income producing securities, including hybrid securities such as contingent capital securities.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund will invest at least 50% of its Managed Assets in securities rated investment grade (BBB/Baa and above) at the time of investment. Investment grade quality securities are those securities that, at the time of investment, are rated by at least one NRSRO within the four highest grades (Baa or BBB or better by Moody’s, S&P, or Fitch), or are unrated but judged to be of comparable quality by the Fund’s investment adviser or sub‑adviser. The Fund may invest in securities of below investment grade quality, commonly referred to as “high yield” or “junk” bonds, which are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities.

•	The Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in financial services.

•	The Fund may invest without limit in U.S. dollar denominated securities of foreign issuers.

•
The Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the purchase of which will not exceed 0.5% of its Managed Assets in any calendar quarter.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non‑traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.
Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non‑cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.
While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non‑cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected. Non‑traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities

Shareholder Update (Unaudited) (continued)

possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred Shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.
Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.
Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.
Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non‑cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed‑to‑floating rate preferred securities. Floating-rate and fixed‑to‑floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed‑to‑floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.
The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over‑the‑counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the NYSE, which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.
The Fund may invest in contingent capital securities. Contingent capital securities (sometimes referred to as “CoCos”) are securities issued primarily by non‑U.S. financial institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write-down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/ supervisory entity. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.
The Fund may invest in common stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Additional types of equity securities (other than preferred securities) in which the Fund may invest include convertible securities (discussed below), REITs, warrants, rights, depositary receipts (which reference ownership of underlying non‑U.S. securities) and other types of securities with equity characteristics. The Fund’s equity investments also may include securities of other investment companies (including open‑end funds, closed‑end funds and ETFs).
The Fund may invest in debt securities. Debt securities in which the Fund may invest include corporate debt securities and U.S. government and agency debt securities. Generally, debt securities typically, but not always, possess the following characteristics: a specified maturity or term, at which time the issuer is contractually obligated to pay the associated principal amount of debt to the debtholders; interest payments that are a contractual and enforceable obligation as of the stated payment date, and not contingent either on payment‑by‑payment declaration by the issuer’s board or on the demonstrated existence of company earnings as a source for the payment; and do not entitle the holder to exercise governance of or control over the issuer.
In the capital structure of an issuer, debt securities can be senior debt or junior debt. A senior debt security has priority over any other type of security in a company’s capital structure as to the payment of any promised income (typically denoted as interest) from the issuer, and as to payout of the proceeds of the bankruptcy or other liquidation of the company. At times, the issuer will have pledged specific assets or revenues to secure the rights of the holder of the debt security to payments of interest and principal such that the proceeds of the specific assets or revenues must be used to satisfy these debt obligations prior to being applied to any of the issuer’s other obligations in a bankruptcy or other liquidation. In the event that the assets securing the debt security are not sufficient to fully satisfy such obligations in a bankruptcy or other liquidation, the remainder of such obligations will generally have the same priority as an issuer’s trade creditors and other general obligations, but still have priority of payment relative to the issuer’s preferred shares and common shares. Sometimes referred to as subordinated or mezzanine debt, junior debt stands behind the senior debt as to its rights to receive promised income payments (again, typically denoted as interest) from the issuer, and payouts of the proceeds of bankruptcy or other liquidation, but will have priority of payment relative to the issuer’s preferred shares and common shares.
The Fund will invest in securities of companies primarily engaged in the financial services industry. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including business development companies BDCs and REITs.
The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.
Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.
The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as ADRs, EDRs and GDRs. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.
The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over‑the‑counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

Shareholder Update (Unaudited) (continued)

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may engage in hedging transactions from time to time. The use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio’s exposure to interest rates. The Fund also may enter into interest rate swap transactions, including forward starting swaps, in which the entire swap is scheduled to start at a later date, and deferred swaps in which the parties do not exchange payments until a future date.
The Fund may also invest in securities of other open- or closed‑end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act and the rules and regulations issued thereunder.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act, including the following forms of leverage: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities; (b) the issuance of Preferred Shares; and (c) engaging in reverse repurchase agreements and economically similar transactions. The Fund also may borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Temporary Defensive Periods
During temporary defensive periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives.

NUVEEN PREFERRED AND INCOME FUND (JPT)
Investment Objectives
The Fund’s investment objective is to provide a high level of current income and total return.
Investment Policies
The Fund will invest at least 80% of its Assets (as defined below) in preferred securities and other income producing securities, including hybrid securities such as contingent capital securities (sometimes referred to as “CoCos”).
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund’s levered effective duration may vary over time based on market conditions, but as a matter of policy the Fund’s levered effective duration will not exceed six years. Levered effective duration” takes into account the effects of leverage and optional call provisions of the securities in the Fund’s portfolio.

•
The Fund may invest without limit in below investment grade securities (BB+/Ba1 or lower); however, the Fund may invest no more than 10% of its Managed Assets in securities rated below B‑/B3 at the time of purchase, which may include distressed securities. A security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by the Fund’s sub‑adviser to be of comparable quality.

•
The Fund will not invest in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings, however the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so, and the Fund is under no obligation to sell or dispose of such securities should their solvency change.

•
The Fund may invest up to 40% of its Managed Assets in securities issued by companies located anywhere in the world outside of the U.S.; however, the Fund may invest no more than 10% of its Managed Assets in securities of issuers in emerging market countries.

•	The Fund will only invest in U.S. dollar denominated securities.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non‑traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.
Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non‑cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.
While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non‑cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected. Non‑traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred

Shareholder Update (Unaudited) (continued)

shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.
Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.
Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.
Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non‑cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed‑to‑floating rate preferred securities. Floating-rate and fixed‑to‑floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed‑to‑floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.
The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over‑the‑counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the NYSE, which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.
The Fund may also invest in contingent capital securities or contingent convertible securities (sometimes referred to as “CoCos”). CoCos are hybrid securities created by regulators after the 2007‑08 global financial crisis as a way to reduce the likelihood of government-orchestrated bailouts. CoCos are designed to automatically absorb losses, thereby helping the issuing bank satisfy regulatory capital requirements. CoCos are not preferred securities. CoCos are primarily issued by European financial institutions to help fulfill their capital requirements, while U.S. banks issue preferred stock. Because CoCos and preferred stock play nearly identical roles and rank similarly within an issuer’s capital structure, CoCos are commonly held in strategies that invest in preferred securities.
The “contingent” nature of the security is due to a feature that automatically imposes a loss on the investor should an issuer’s capital fall below a predetermined threshold. When this occurs, depending on the structure, there are three possible outcomes:

•	The security is converted to common equity;

•	The investor is forced to assume a temporary writedown of the security’s value; and

•	The investor is forced to assume a permanent writedown of the security’s value.
Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary and are not intended to benefit the investor.
The Fund may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds, however, are issued to finance activities with less significant benefits to the public, such as the construction of sports facilities, and as such the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term.
The Fund may invest in high yield bonds. Bonds that are rated lower than investment grade are commonly referred to as high yield bonds or junk bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund may invest in other equity securities, including common stock, convertible securities, hybrid securities (which have characteristics of both equity and fixed‑income instruments), warrants, rights and depositary receipts (which reference ownership of underlying non‑U.S. securities).
The Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s indebtedness. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.
The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.
Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.
The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as ADRs, EDRs and GDRs. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.
The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over‑the‑counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

Shareholder Update (Unaudited) (continued)

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may use derivative instruments to hedge some of the risk of the Fund’s investments or as a temporary substitute for a position in the underlying asset. For example, the Fund may use derivatives to help manage the portfolio’s levered effective duration over time.
The Fund may also invest in securities of other open- or closed‑end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act and the rules and regulations issued thereunder.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares and the issuance of debt securities. In addition, the Fund may use derivatives that may have the economic effect of leverage. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives.

Nuveen Variable Rate Preferred and Income Fund (NPFD)
Investment Objectives
The Fund’s investment objective is to provide a high level of current income and total return.
Investment Policies
The Fund will invest at least 80% of its Assets (as defined below) in variable rate preferred securities and other variable rate income producing securities. “Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund will invest at least 50% of its Managed Assets (as defined below) in securities that are rated investment grade or are unrated but judged to be of comparable quality by the Fund’s sub‑adviser.

•	The Fund may invest up to 20% of its Managed Assets in contingent capital securities or contingent convertible securities (sometimes referred to as “CoCos”).

•	The Fund may invest up to 15% of its Managed Assets in companies located in emerging market countries.

•	The Fund will only invest in U.S. dollar denominated securities.

•	The Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in the financial services sector.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Fund cannot change its fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in variable rate preferred securities and other variable rate income producing securities. The Fund may also invest to a lesser extent in fixed income securities, of any type, Including contingent capital securities or contingent convertible securities (sometimes referred to as “CoCos”), convertible securities, corporate debt securities, U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, fixed-rate preferred securities, senior loans and loan participations and assignments, sovereign debt instruments, debt securities issued by supranational agencies, and taxable and tax‑exempt municipal bonds.
The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both perpetual preferred securities and hybrid securities. Perpetual preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, perpetual preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Perpetual preferred securities typically have a fixed liquidation (or “par”) value.
The term “preferred securities” also includes hybrid securities and other types of preferred securities that do not have the features described above. Preferred securities that are hybrid securities often behave similarly to investments in perpetual preferred securities and are regarded by market investors as being part of the preferred securities market. Such hybrid securities possess varying combinations of features of both debt and perpetual preferred securities and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure.
The term “preferred securities” also includes certain forms of debt that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these preferred securities are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed perpetual preferred securities and hybrid securities. Generally, these types of preferred securities are senior debt in the capital structure of an issuer.
As a general matter, dividend or interest payments on preferred securities may be cumulative or non‑cumulative and may be deferred (in the case of cumulative payments) or skipped (in the case of non‑cumulative payments) at the option of the issuer.
Generally, preferred security holders have no voting rights with respect to the issuing company, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends or if a declaration of default occurs and is continuing.

Shareholder Update (Unaudited) (continued)

Preferred securities may either trade over‑the‑counter (“OTC”) or trade on an exchange. Preferred securities can be structured differently for retail and institutional investors, and the Fund may invest in preferred securities of either structure. The retail segment is typified by $25 par value exchange-traded securities, which trade on exchanges such as the NYSE and the institutional segment is typified by $1,000 par value OTC securities. Typically, most $25 par value exchange-traded securities have fixed-rate coupon structures, while the institutional segment of $1,000 par securities are variable-rate securities. Both $25 and $1,000 par value securities are often callable at par value, typically at least five years after their original issuance date (i.e., the issuer has the right to call in or redeem the preferred security at a pre‑set price after a specified date).
The Fund’s investments in preferred securities may include convertible preferred securities, which are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible preferred securities typically consist of preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer. Convertible preferred securities entitle the holder to receive interest or dividends paid or accrued on preferred securities until the securities mature or are redeemed, converted or exchanged.
The Fund may also invest in contingent capital securities or contingent convertible securities (sometimes referred to as “CoCos”). CoCos are hybrid securities created by regulators after the 2007‑08 global financial crisis as a way to reduce the likelihood of government-orchestrated bailouts. CoCos are designed to automatically absorb losses, thereby helping the issuing bank satisfy regulatory capital requirements. CoCos are not preferred securities. CoCos are primarily issued by European financial institutions to help fulfill their capital requirements, while U.S. banks issue preferred stock. Because CoCos and preferred stock play nearly identical roles and rank similarly within an issuer’s capital structure, CoCos are commonly held in strategies that invest in preferred securities.
The “contingent” nature of the security is due to a feature that automatically imposes a loss on the investor should an issuer’s capital fall below a predetermined threshold. When this occurs, depending on the structure, there are three possible outcomes:

•	The security is converted to common equity;

•	The investor is forced to assume a temporary writedown of the security’s value; and

•	The investor is forced to assume a permanent writedown of the security’s value.
Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary and are not intended to benefit the investor.
The Fund may invest in corporate debt securities issued by companies of all kinds, including those with small-, mid‑ and large capitalizations. Corporate debt securities are fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt securities may be rated investment-grade or below investment-grade and may carry fixed or floating rates of interest.
The Fund may invest in U.S. dollar-denominated securities of non‑U.S. issuers traded over the counter or listed on an exchange. The Fund will classify an issuer of a security as being a U.S. or non‑U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.
The Fund may invest in common stocks which generally represents an equity ownership interest in an issuer. Additional types of equity securities (other than preferred securities) in which the Fund may invest include convertible securities (discussed below), REITs, warrants, rights and depositary receipts (which reference ownership of underlying non‑U.S. securities). The Fund’s equity investments also may include securities of other investment companies (including open‑end funds, closed‑end funds and ETFs).
The Fund may invest in U.S. government securities, including U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.
The Fund may invest in mortgage-backed securities (“MBS”). A MBS (“MBS”) is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property.
The Fund may invest in asset-backed securities (“ABS”). ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. In a basic securitization structure, an entity, often a financial institution, originates or otherwise acquires a pool of financial assets, either directly or through an affiliate. It then sells the financial assets, again either directly or through an affiliate, to a specially created investment vehicle that issues securities “backed” or supported by those financial assets, which securities are ABS. Payment on the ABS depends primarily on the cash flows generated by the assets in the underlying pool and other rights designed to assure timely payment, such as liquidity facilities, guarantees or other features generally known as credit enhancements.

The Fund may invest in loans, including senior secured loans, unsecured and/or subordinated loans, loan participations, unfunded contracts and assignments. These loans are typically made by or issued to corporations primarily to finance acquisitions, refinance existing debt, support organic growth, or pay out dividends, and are typically originated by large banks and are then syndicated out to institutional investors as well as to other banks. The loans that the Fund invests typically bear interest at a floating rate, although some loans may pay a fixed rate. Floating rate loans have interest rates that reset periodically, typically monthly or quarterly. The interest rates on floating rate loans are generally based on a percentage above the London Inter-Office Bank Rate (“LIBOR”), the Secured Oversight Financing Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. The publication of U.S. dollar LIBOR as a representative reference rate ceased as of June 30, 2023, although the publication of synthetic 1‑month, 3‑month and 6‑month U.S. dollar LIBOR will continue for a limited time for use in connection with a small number of legacy financial contracts that have not yet transitioned to SOFR or another replacement reference rate. SOFR and other replacement reference rates are relatively new, which may result in, among other things, increased volatility or illiquidity in markets for instruments that rely on such reference rates. Loan participations are loans that are shared by a group of lenders. Unfunded commitments are contractual obligations by lenders (such as the Fund) to loan an amount in the future or that is due to be contractually funded in the future. Assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the borrower, the nature of the collateral securing the loan and other factors. Such restrictive covenants normally allow for early intervention and proactive mitigation of credit risk by providing lenders with the ability to (1) intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to repay the loan and/or (2) obtain concessions from the borrower in exchange for waiving or amending a particular covenant. Loans with fewer or weaker restrictive covenants may limit the Fund’s ability to intervene or obtain additional concessions from borrowers.
The Fund may invest in sovereign securities. Sovereign securities are issued or guaranteed by foreign sovereign governments or their agencies, authorities, political subdivisions or instrumentalities, and supranational agencies. A supranational agency is a multinational union or association in which member countries cede authority and sovereignty on a limited number of matters to the group, whose decisions are binding upon its members. Quasi-sovereign securities typically are issued by companies or agencies that may receive financial support or backing from a local government or in which the government owns a majority of the issuer’s voting shares.
The ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.
The Fund may invest in taxable and tax‑exempt municipal securities, including municipal bonds, and notes and other securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems. Municipal bonds may also be issued to finance and refinance privately owned facilities or projects deemed to serve a public purpose. Municipal bonds may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenue. Municipal bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of long-term debt.
While the Fund does not currently anticipate investing to a material extent in restricted and illiquid investments (i.e., investments that are not readily marketable), the Fund’s portfolio may contain restricted and illiquid investments, including, but not limited to, restricted investments (investments the disposition of which is restricted under the federal securities laws), investments that may be resold only pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid, and certain repurchase agreements. Restricted investments may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act.
The Fund may invest in securities of other open‑end or closed‑end investment companies, including ETFs, that invest primarily in the types of investments in which the Fund may invest directly, to the extent permitted by the 1940 Act and the rules and regulations issued thereunder.
The Fund may invest without limitation in credit default swaps, and may enter into credit default swaps as either a buyer or a seller.
In addition to credit default swaps, the Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts and options thereon, forward contracts, swaps (with varying terms, including interest rate swaps), options on swaps and other derivative instruments. The Fund’s sub‑adviser may use derivative instruments to attempt to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.
Use of Leverage
The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares, the issuance of debt securities, entering into reverse repurchase agreements (effectively a borrowing), and investing in residual interest certificates of tender option bond trusts, also called inverse floating rate securities, that have the economic effect of leverage because the Fund’s investment exposure to the underlying securities held by the trust have been effectively financed by the trust’s issuance of floating rate certificates.

Shareholder Update (Unaudited) (continued)

Temporary Defensive Periods
During temporary defensive periods, the period in which the net proceeds of this offering of Common Shares are first being invested (the “invest‑up period”), the “wind‑up” period (the approximately six month period during which the Fund is transitioning its portfolio as the Fund’s Termination Date approaches) or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in cash, short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury securities. During the invest‑up period, the Fund may also purchase securities issued by ETFs that invest primarily in investments of the types in which the Fund may invest directly. Any such investments in ETFs will be in compliance with the limitations imposed by the 1940 Act, the rules promulgated thereunder, or pursuant to any exemptive relief obtained thereunder. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred & Income Term Fund (JPI)	Nuveen Preferred & Income Securities Fund (JPS)	Nuveen Preferred & Income Fund (JPT)	Nuveen Variable Rate Preferred & Income Fund (NPFD)

Portfolio Level Risks

Asset-Backed Securities (“ABS”) Risk	-	-	-	-	X

Below Investment Grade Risk	X	X	X	X	X

Call Risk	X	X	X	X	X

Collateralized Mortgage-Backed Securities (“CMBS”) and Mortgage-Backed Securities (“MBS”) Risk	-	-	-	-	X

Common Stock Risk	X	X	X	X	-

Concentration and Financial Services Sector Risk	X	X	X	X	X

Contingent Capital Securities (“CoCos”) Risk	X	X	X	X	X

Convertible Securities Risk	X	X	X	X	X

Credit Risk	X	X	X	X	X

Credit Spread Risk	X	X	X	X	X

Debt Securities Risk	X	X	X	X	X

Defaulted and Distressed Investments Risk	-	-	-	X	-

Deflation Risk	X	X	X	X	X

Derivatives Risk	X	X	X	X	X

Duration Risk	X	X	X	X	X

Emerging Markets Risk	X	X	X	X	X

Equity Securities Risk	-	-	-	-	X

Financial Futures and Options Transactions Risk	X	X	X	X	X

Floating-Rate and Fixed‑to‑Floating Rate Securities Risk	X	X	X	X	-

Foreign Currency Risk	X	-	X	-	-

Hedging Risk	X	X	X	X	X

Illiquid Investments Risk	X	X	X	X	X

Income Risk	X	X	X	X	X

Inflation Risk	X	X	X	X	X

Inflation Correlation Risk	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X

Inverse Floating Rate Securities Risk	-	-	-	-	X

Loan Risk	-	-	-	-	X

Municipal Securities Market Liquidity Risk	-	X	-	X	X

Municipal Securities Market Risk	-	X	-	X	X

Non‑U.S. Securities Risk	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	X

Preferred and Hybrid Preferred Securities Risk	X	X	X	X	X

Shareholder Update (Unaudited) (continued)

Risk	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred & Income Term Fund (JPI)	Nuveen Preferred & Income Securities Fund (JPS)	Nuveen Preferred & Income Fund (JPT)	Nuveen Variable Rate Preferred & Income Fund (NPFD)

Portfolio Level Risks

Reinvestment Risk	X	X	X	X	X

Senior Loan Risk	-	-	-	-	X

Sovereign Government and Supranational Debt Risk	-	-	-	-	X

Swap Transactions Risk	X	X	X	X	X

Unrated Securities Risk	X	X	X	X	X

U.S. Government Securities Risk	X	X	X	X	X

Valuation Risk	X	X	X	X	X

Warrants and Equity Securities Risk	X	X	X	X	-

When-Issued and Delayed-Delivery Transactions	X	X	X	X	X

Zero Coupon Bonds Risk	X	X	X	X	-

Risk

Fund Level and Other Risks

Anti-Takeover Provisions	X	X	X	X	X

Borrowing Risk	X	X	X	X	X

Counterparty Risk	X	X	X	X	X

Cybersecurity Risk	X	X	X	X	X

Fund Tax Risk	X	X	X	X	X

Global Economic Risk	X	X	X	X	X

Investment and Market Risk	X	X	X	X	X

Legislation and Regulatory Risk	X	X	X	X	X

Leverage Risk	X	X	X	X	X

Limited Term Risk	-	X	-	-	-

Market Discount from Net Asset Value	X	X	X	X	X

Recent Market Conditions	X	X	X	X	X

Reverse Repurchase Agreement Risk	X	X	X	X	X

Tax Risk	X	X	X	X	X

Portfolio Level Risks:
Asset-Backed Securities Risk. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non‑governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Below Investment Grade Risk. Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular investment. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
If a below investment grade investment goes into default, or its issuer enters bankruptcy, it might be difficult to sell that investment in a timely manner at a reasonable price.
Call Risk. The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Collateralized Mortgage-Backed Securities (“CMBS”) and Mortgage-Backed Securities (“MBS”) Risk. CMBS and MBS, including collateralized debt obligations and collateralized mortgage obligations, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. CMBS and MBS are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. CMBS and MBS also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments and extend the life of the CMBS and MBS, causing the price of the CMBS and MBS and the Fund’s share price to fall and would make the CMBS and MBS more sensitive to interest rate changes. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of CMBS and MBS and will result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.
Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Concentration and Financial Services Sector Risk. The preferred securities market is comprised predominantly of securities issued by companies in the financial services sector. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries. The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Concentration of investments in financial services companies includes the following risks:

•
financial services companies may suffer a setback if regulators change the rules under which they operate, which may increase costs for or limit the ability to offer new services or products and make it difficult to pass increased costs on to consumers;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•
financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Shareholder Update (Unaudited) (continued)

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.
Contingent Capital Securities (“CoCos”) Risk. A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.
CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.
The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by a fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.
CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.
Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non‑convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non‑convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.
Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non‑payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non‑payment and potentially a decrease in the NAV of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non‑payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non‑payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Defaulted and Distressed Investments Risk. The Fund may invest in investments of an issuer that is in default or that is in bankruptcy or insolvency proceedings at the time of purchase. In addition, the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest in investments or unrated but judged by the Fund’s sub‑adviser to be of comparable quality. Some or many of these low‑rated investments, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such investments would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over‑the‑counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Emerging Markets Risk. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the securities in those markets. The considerations noted below in “Non‑U.S. Securities Risk” are generally intensified for investments in emerging market countries.
Equity Securities Risk. Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend-yield sectors and industries than the broad equity market which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Floating-Rate and Fixed‑to‑Floating‑Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed‑to‑floating‑rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed‑to‑floating‑rate securities will decline due to lower coupon payments on floating rate securities.
Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Shareholder Update (Unaudited) (continued)

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub‑adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub‑adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Inflation Correlation Risk. Although the values of certain of the Fund’s loan investments are generally linked or correlated to the rate of inflation, there is no guarantee that such investments will provide any protection against the impact of inflation. In addition, while these investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. Further, when inflation and expectations of inflation are low or declining, the Fund’s positions in such investments are likely to underperform the overall stock markets.
Interest Rate Risk. Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change.
Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Loan Risk. The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub‑adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Non‑U.S. Securities Risk. Investments in securities of non‑U.S. issuers involve special risks, including: less publicly available information about non‑U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non‑U.S. markets are smaller, less liquid and more volatile; the economies of non‑U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other non‑U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.
Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed‑end funds may differ from their NAV.
Preferred and Hybrid Preferred Securities Risk. Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. There are various special risks associated with investing in preferred securities, including:

•
Limited Voting Rights Risk. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.

•
Special Redemption Rights Risk. In certain circumstances, an issuer of preferred securities may redeem the securities at par prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or regulatory or major corporate action. A redemption by the issuer may negatively impact the return of the security held by the Fund.

•
Payment Deferral and Omission Risk. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non‑cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions for a stated period without any adverse consequences to the issuer. Non‑cumulative preferred securities can defer distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to 10 years. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

•
Credit and Subordination Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Shareholder Update (Unaudited) (continued)

•
Floating Rate and Fixed‑to‑Floating Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed‑to‑floating rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed‑to‑floating rate securities may decline due to lower coupon payments on floating-rate securities.

•
Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stock. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•
Regulatory Risk. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

•
New Types of Securities Risk. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Sub‑Advisers believe that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Senior Loan Risk. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.
Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.
In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.
Sovereign Government and Supranational Debt Risk. Investments in sovereign debt, including supranational debt, involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.
Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/ or the sub‑adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub‑adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Warrants and Equity Securities Risk. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in adjustable rate instruments or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non‑public information about an issuer as a result of its ownership of an adjustable rate instrument or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.
When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open‑end status, which include those commonly known as “Control Share Acquisition” provisions. Although the application of the “Control Share Acquisition” provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub‑prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Shareholder Update (Unaudited) (continued)

Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and investments prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan, and Syria, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID‑19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub‑adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub‑advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub‑advisor to leverage the Fund or increase the Fund’s leverage.

Limited Term Risk. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund’s investment objectives and policies are not designed to return to investors who purchase common shares in this offering their initial investment on the termination date. When terminated, the Fund’s distributions will be based upon the Fund’s NAV at the end of the term and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.
Market Discount from Net Asset Value. Shares of closed‑end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed‑end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/ or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Recently the U.S. Federal Reserve (the “Fed”) has sharply raised interest rates and has signaled an intention to continue to do so or maintain higher interest rates until current inflation levels re‑align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (““FDIC””) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Shareholder Update (Unaudited) (continued)

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of ‑10%, ‑5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of July 31, 2023 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended July 31, 2023) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred & Income Term Fund (JPI)	Nuveen Preferred & Income Securities Fund (JPS)	Nuveen Preferred & Income Fund (JPT)	Nuveen Variable Rate Preferred & Income Fund (NPFD)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	37.59%	36.93%	35.47%	34.29%	36.49%

Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	5.01%	5.00%	5.06%	4.92%	4.90%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	1.88%	1.85%	1.80%	1.69%	1.79%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(19.04)%	(18.78)%	(18.28)%	(17.79)%	(18.56)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(11.03)%	(10.86)%	(10.53)%	(10.18)%	(10.69)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(3.02)%	(2.93)%	(2.78)%	(2.57)%	(2.82)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	4.99%	5.00%	4.97%	5.04%	5.06%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	13.00%	12.93%	12.71%	12.65%	12.93%
Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

DIVIDEND REINVESTMENT PLAN
Nuveen Closed‑End Funds Automatic Reinvestment Plan
Your Nuveen Closed‑End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257‑8787.

Shareholder Update (Unaudited) (continued)

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by‑laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Principal Risks
The principal risk factor previously titled “Tax Risk” has been renamed “Fund Tax Risk.” Additionally, the previously disclosed principal risk factors of “LIBOR Floor Risk” and “LIBOR Replacement Risk” are no longer considered principal risks of the Fund.
Developments Regarding the Funds’ Control Share By‑Law
On October 5, 2020, the Nuveen Preferred & Income Opportunities Fund, Nuveen Preferred & Income Term Fund, Nuveen Preferred & Income Securities Fund, Nuveen Preferred & Income Fund and the Nuveen Variable Rate Preferred & Income Fund (each a “Fund” and collectively the “Funds”) and certain other closed‑end funds in the Nuveen fund complex amended their by‑laws. Among other things, the amended by‑laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by‑laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By‑Law”). On January 14, 2021, a shareholder of certain Nuveen closed‑end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By‑Laws violate the 1940 Act, rescission of such fund’s Control Share By‑Laws and a permanent injunction against such funds applying the Control Share By‑Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By‑Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By‑Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By‑Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By‑Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

UPDATED DISCLOSURES FOR FUNDS WITH AN EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT
The following includes additional disclosures for the Funds in this annual report with an effective shelf offering registration statement as of the fiscal year ended July 31, 2023.
NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND (JPC)
NUVEEN PREFERRED & INCOME SECURITIES FUND (JPS)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the examples below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred & Income Securities Fund (JPS)

Maximum Sales Charge (as a percentage of offering price)	4.00% (1)	4.00% (1)

Dividend Reinvestment Plan Fees (2)	$2.50	$2.50

(1)
A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at‑the‑market is 1.00%. There is no sales charge for offerings pursuant to a private transaction.

(2)
You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

	As a Percentage of Net Assets Attributable to Common Shares (1)
Annual Expenses	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred & Income Securities Fund (JPS)

Management Fees	1.31%	1.31%

Interest and Other Related Expenses (2)	3.07%	3.08%

Other Expenses (3)	0.08%	0.06%

Total Annual Expenses	4.46%	4.45%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended July 31, 2023.

(2)
Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended July 31, 2023. The types of leverage used by each Fund during the fiscal year ended July 31, 2023 are described in the Fund Leverage and the Notes to Financial Statements (Note 4 – Portfolio Securities, Note 5 – Derivative Investments, Note 6 – Fund Shares, Note 10 – Borrowings Arrangements and Reverse Repurchase Agreements) sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if a Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, a Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. A Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub‑advisor(s).

(3)
Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Shareholder Update (Unaudited) (continued)

Examples
The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.
Example # 1 (At‑the‑Market Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years
Nuveen Preferred & Income Opportunities Fund (JPC)	$54	$144	$234	$464
Nuveen Preferred & Income Securities Fund (JPS)	$54	$143	$233	$463
Example # 2 (Underwriting Syndicate Transaction)
The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years
Nuveen Preferred & Income Opportunities Fund (JPC)	$83	$169	$257	$480
Nuveen Preferred & Income Securities Fund (JPS)	$83	$169	$257	$479
Example # 3 (Privately Negotiated Transaction)
The following example assumes there is no transaction fee.

	1 Year	3 Years	5 Years	10 Years
Nuveen Preferred & Income Opportunities Fund (JPC)	$45	$135	$226	$458
Nuveen Preferred & Income Securities Fund (JPS)	$45	$135	$226	$457
The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.
Nuveen Preferred & Income Opportunities Fund (JPC)

	Market Price		NAV		Premium/(Discount) to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low

July 2023	$6.60	$5.98	$7.45	$6.86	(9.37)%	(13.08)%

April 2023	$8.03	$6.06	$8.47	$6.62	(4.40)%	(12.02)%

January 2023	$7.96	$7.12	$8.38	$7.67	(2.77)%	(9.64)%

October 2022	$8.41	$6.70	$8.52	$7.56	(0.36)%	(11.84)%

July 2022	$8.29	$7.35	$8.70	$7.99	(2.50)%	(9.25)%

April 2022	$9.31	$7.99	$9.53	$8.70	(2.31)%	(8.91)%

January 2022	$9.99	$8.99	$9.90	$9.48	1.33%	(6.05)%

October 2021	$10.06	$9.84	$9.98	$9.81	1.41%	(0.50)%
Nuveen Preferred & Income Securities Fund (JPS)

	Market Price		NAV		Premium/(Discount) to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low

July 2023	$6.56	$6.05	$7.48	$6.98	(10.53)%	(14.36)%

April 2023	$7.67	$5.88	$8.31	$6.60	(7.17)%	(13.57)%

January 2023	$7.63	$6.73	$8.22	$7.45	(6.61)%	(12.44)%

October 2022	$7.93	$6.41	$8.33	$7.35	(4.23)%	(14.79)%

July 2022	$7.81	$7.00	$8.50	$7.80	(5.82)%	(11.17)%

April 2022	$9.43	$7.75	$9.44	$8.50	(0.11)%	(9.86)%

January 2022	$9.94	$8.97	$9.85	$9.41	1.33%	(5.37)%

October 2021	$10.06	$9.78	$9.97	$9.81	1.33%	(0.81)%
The following table shows, as of July 31, 2023 the Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

July 31, 2023	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred & Income Securities Fund (JPS)

NAV per Common Share	$ 7.45	$ 7.48
Market Price	$ 6.60	$ 6.56
Percentage of Premium/(Discount) to NAV per Common Share	(11.41)%	(12.30)%
Net Assets Attributable to Common Shares	$ 783,007,340	$ 1,539,324,694
Shares of closed‑end investment companies, including those of the Funds, may frequently trade at prices lower than NAV, the Fund’s Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open‑end investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Shareholder Update (Unaudited) (continued)

SENIOR SECURITIES
The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable. Each Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table as of and for the fiscal years ended 2023 through 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information with respect to the fiscal years ended prior to 2015, where applicable, has been audited by other auditors. The Funds’ audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.
Nuveen Preferred & Income Opportunities Fund (JPC)

	Borrowings Outstanding at the End of Period		Taxable Fund Preferred (TFP) Shares at the End of Period
Year Ended 7/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Aggregate Amount Outstanding (000) (3)	Asset Coverage Per $1,000 (2)

2023	$ 219,600	$ 5,249	$ 150,000	$ 3,119
2022	$ 423,400	$ 3,088	$ 0	$ 0
2021	$ 462,700	$ 3,223	$ 0	$ 0
2020	$ 400,000	$ 3,280	$ 0	$ 0
2019	$ 455,000	$ 3,303	$ 0	$ 0
2018	$ 437,000	$ 3,403	$ 0	$ 0
2017	$ 540,000	$ 3,079	$ 0	$ 0
2016	$ 404,100	$ 3,526	$ 0	$ 0
2015	$ 404,100	$ 3,506	$ 0	$ 0
2014	$ 402,500	$ 3,572	$ 0	$ 0

(1)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities where applicable.

(2)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

(3)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
Nuveen Preferred & Income Securities Fund (JPS)

	Borrowings Outstanding at the End of Period		Taxable Fund Preferred (TFP) Shares at the End of Period
Year Ended 7/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Aggregate Amount Outstanding (000) (3)	Asset Coverage Per $1,000 (2)

2023	$ 301,300	$ 7,005	$ 270,000	$ 3,694
2022	$ 499,300	$ 4,941	$ 270,000	$ 3,208
2021	$ 873,300	$ 3,323	$ 0	$ 0
2020	$ 740,300	$ 3,495	$ 0	$ 0
2019	$ 853,300	$ 3,349	$ 0	$ 0
2018	$ 845,300	$ 3,346	$ 0	$ 0
2017	$ 845,300	$ 3,506	$ 0	$ 0
2016	$ 945,000	$ 3,086	$ 0	$ 0
2015	$ 465,800	$ 3,521	$ 0	$ 0
2014	$ 464,000	$ 3,581	$ 0	$ 0

(1)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities where applicable.

(2)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

(3)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
UNRESOLVED STAFF COMMENTS
Each Fund believes that there are no material unresolved written comments, received 180 days or more before July 31, 2023, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

Important Tax Information
(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099‑DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long‑Term Capital Gains
JPC	$–
JPI	–
JPS	–
JPT	–
NPFD	–
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage
JPC	67.8%
JPI	66.3
JPS	47.8
JPT	73.5
NPFD	66.4
Qualified Dividend Income (QDI)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage
JPC	100.0%
JPI	100.0
JPS	100.0
JPT	100.0
NPFD	97.8
Qualified Interest Income (QII)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Fund	Prior Year End to 12/31 Percentage	1/1 to Current Year End Percentage
JPC	4.6%	13.6%
JPI	9.1	6.0
JPS	20.7	12.7
JPT	14.6	4.5
NPFD	6.7	5.3

163(j)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage
JPC	12.7%
JPI	11.5
JPS	23.0
JPT	16.7
NPFD	9.7

Additional Fund Information
(Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257‑8787

Portfolio of Investments Information The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N‑PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Active Shelf Offering Statement of Additional Information (SAI) for JPC and JPS The SAI for the active shelf offerings for each JPC and JPS contains additional information about the Fund’s Board of Trustees. You may obtain a copy of the fund’s SAI without charge, upon request, by calling Nuveen at (312) 917‑7700, by writing to the Fund, or on Nuveen’s website at www.nuveen.com. You may also obtain this information on the SEC’s website at http://www. sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257‑8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257‑8787. You may also obtain this information directly from the SEC. Visit the SEC on‑line at http://www.sec.gov.

CEO Certification Disclosure Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPS	JPT	NPFD
Common shares repurchased	0	0	0	0	0
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289‑9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non‑U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCoswill occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Annual Investment Management
Agreement Approval Process
(Unaudited)

At a meeting held on May 23‑25, 2023 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to such Fund, and the sub‑advisory agreement (each, a “Sub‑Advisory Agreement”) with (a) in the case of Nuveen Preferred & Income Securities Fund (the “Preferred & Income Securities Fund”), Spectrum Asset Management, Inc. (“Spectrum”), pursuant to which Spectrum serves as the investment sub‑adviser to such Fund; and (b) in the case of Nuveen Preferred & Income Opportunities Fund (the “Preferred & Income Opportunities Fund”), Nuveen Preferred and Income Term Fund (the “Preferred and Income Term Fund”), Nuveen Preferred and Income Fund (the “Preferred and Income Fund”) and Nuveen Variable Rate Preferred & Income Fund (the “Variable Rate Fund”), Nuveen Asset Management, LLC (“NAM,” and Spectrum and NAM are each, a “Sub‑Adviser”), pursuant to which NAM serves as the investment sub‑adviser to each such Fund, for an additional one‑year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.
Following up to an initial two‑year period, the Board considers the renewal of each Investment Management Agreement and Sub‑Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub‑Advisory Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub‑Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and the applicable sub‑advisers in their annual review of the advisory agreements. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub‑advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed‑end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed‑end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub‑advisers and/or portfolio teams, when feasible. The presentations, discussions, and meetings throughout the year also provide a means for the Board to evaluate the level, breadth and quality of services provided by the Adviser and how such services have changed over time in light of new or modified regulatory requirements, changes to market conditions or other factors.
In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions advanced in 2022 for the benefit of particular Nuveen funds and/or the Nuveen fund complex; a review of each sub‑adviser to the Nuveen funds and/or the applicable investment team; an analysis of fund performance with a focus on any Nuveen funds considered performance outliers; an analysis of the fees and expense ratios of the Nuveen funds with a focus on any Nuveen funds considered expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed‑end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed‑end funds); a description of the profitability or financial data of Nuveen and the sub‑advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub‑advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements. The performance, fee and expense data and other information provided by a Fund Adviser, Broadridge or other service providers were not independently verified by the Independent Board Members.
As part of its review, the Board met on April 11‑12, 2023 (the “April Meeting”) to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub‑adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub‑Advisers were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the Board’s annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.1
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements or changes to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub‑Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub‑Advisers in providing services to the applicable Fund(s).
The Board recognized that the Adviser provides a wide array of management, oversight and administrative services to manage and operate the Nuveen funds and that the scope and complexity of these services, along with the undertakings required of the Adviser in connection with providing these services, have expanded over time as a result of, among other things, regulatory, market and other developments. The Board noted the Adviser’s dedication of resources, time, personnel and capital and commitment to continuing to develop improvements and innovations that seek to enhance the Nuveen fund complex and meet the needs of the Nuveen funds in an increasingly complex regulatory environment. The Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services.
The Board considered the breadth and the quality of the services the Adviser and its various teams provide in overseeing the investment management of the Nuveen funds, including, among other things, overseeing and reviewing the services provided by the various sub‑advisers to the Nuveen funds and their investment teams; evaluating fund performance and market conditions; overseeing operational and investment risks; evaluating investment strategies and recommending any changes thereto; managing liquidity; managing the daily valuation of portfolio securities; overseeing trade execution and securities lending; and setting and managing distributions consistent with the respective fund’s product design. With respect to closed‑end funds, such services also include managing leverage; monitoring asset coverage levels for leveraged funds and compliance with rating agency criteria; providing capital management and secondary market services (such as implementing common share shelf offerings, capital return programs and common share repurchases); and maintaining a closed‑end fund investor relations program. The Board also reviewed the structure of investment personnel compensation of each Fund Adviser and considered whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.
Given the Nuveen funds operate in a highly regulated industry, the Board further considered the extensive compliance, regulatory and administrative services the Adviser and its various teams provide to manage and operate the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, laws and regulations; devising internal compliance programs in seeking to enhance compliance with regulatory requirements and creating a framework to review and assess compliance programs; overseeing sub‑adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board reviewed highlights of the various initiatives Nuveen compliance had taken in 2022 including, among other things, additional due diligence of service providers as their operating environments evolve post-Covid to more hybrid in‑person working arrangements; investments in supporting and expanding international trading capabilities; continuing efforts to enhance policies and controls to address compliance risks including those related to environmental, social and governance (“ESG”) matters and new regulatory developments or guidance; and establishing and maintaining compliance policies and comprehensive compliance training programs. The Board also considered information regarding the Adviser’s business continuity, disaster recovery and information security programs and the periodic testing and review of such programs.
In addition to the above functions, the Board considered the quality and extent of other non‑advisory services the Adviser provides including, among other things, various fund administration services (such as preparing, overseeing or assisting with the preparation of tax and regulatory filings); product management services (such as evaluating and enhancing products and strategies); legal support services; shareholder services and transfer agency function oversight services; and board support and reporting services. With respect to board support services, the Board reviewed a summary of the annual, quarterly, and special reports the Adviser and/or its affiliates provided to the Board throughout 2022.
The Board further acknowledged various initiatives the Adviser had undertaken or continued in 2022 in seeking to improve the effectiveness of its organization, the Nuveen funds product line‑up as well as particular Nuveen fund(s) through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; reopening certain funds previously closed to new investors; adding or modifying the share classes offered by certain funds; implementing fee waivers and expense cap changes for certain funds and evaluating and adjusting portfolio management teams as appropriate for various funds; and developing policy positions on a broad range of regulatory proposals that may impact the funds and communicating with lawmakers and other regulatory authorities to help ensure these positions are represented.

[1]
With respect to the Preferred & Income Securities Fund and the Preferred and Income Fund (each a “Target Fund”), the Board of each such Fund has approved a proposal to merge such Funds. The proposed mergers, if approved by shareholders and subject to other closing conditions, would combine each of the Preferred & Income Securities Fund and the Preferred and Income Fund with the Preferred & Income Opportunities Fund. In the event the merger involving a Target Fund is not completed, the Board has evaluated and approved the Advisory Agreements on behalf of such Target Fund.

Annual Investment Management Agreement Approval Process (Unaudited)
(continued)

Aside from the services provided, the Board recognized the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. The Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub‑Advisers and recognized that each Sub‑Adviser and its investment personnel generally are responsible for the management of each applicable Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of each Sub‑Adviser provided by the Adviser which included, among other things, information relating to the assets under management of the Sub‑Adviser or applicable investment team and changes thereto, a summary of the applicable investment team and changes to such team, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub‑advised by the Sub‑Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub‑advised by the Sub‑Adviser. The Board further considered at the May Meeting or prior meetings evaluations of each Sub‑Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub‑Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also considered a variety of investment performance data of the Nuveen funds prepared specifically for the annual review of the advisory agreements as well as the performance data the Board received throughout the year representing different time periods. In this regard, leading into the May Meeting, the Board reviewed, among other things, Fund performance over the quarter, one‑, three- and five-year periods ending December 31, 2022 and March 31, 2023 (or for such shorter periods available to the extent a Fund was not in existence during such periods). In addition, the Board reviewed and discussed performance data at its regularly scheduled quarterly meetings during the year. The Board therefore took into account the performance data, presentations and discussions (written and oral) that have been provided for the annual review as well as in prior meetings over time in evaluating fund performance, including the Adviser’s analysis of a fund’s performance with particular focus on performance outliers (both overperformance and underperformance), the factors contributing to performance (including relative to a fund’s benchmark and peers and the impact of market conditions) and any recommendations or steps that had been taken or were proposed to be taken to address significant performance concerns. In this regard, the Board noted, among other things, that certain Nuveen funds had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2020, and, as a result, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes.
The Board recognized that performance data reflects performance over a specified period which may differ significantly depending on the ending dates selected, particularly during periods of market volatility. Further, the Board noted that shareholders may evaluate performance based on their own respective holding periods which may differ from the performance periods reviewed by the Board and lead to differing results.
In its evaluation, the Board reviewed Nuveen fund performance results from different perspectives. In general, subject to certain exceptions, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods and evaluated performance results in light of a fund’s investment objective(s), strategies and risks. With respect to the relative performance, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In reviewing such comparative performance, the Board was cognizant of the inherent limitations of such data which can make meaningful performance comparisons generally difficult. As an illustration, differences in the composition of the Performance Peer Group, the investment objective(s), strategies and other characteristics of the peers in the Performance Peer Group, the level, type and cost of leverage (if any) of the peers, and the varying sizes of peers all may contribute to differences in the performance results of a Performance Peer Group compared to the applicable Nuveen fund. With respect to relative performance of a Nuveen fund compared to a benchmark index, differences, among other things, in the investment objective(s) and strategies of a fund and the benchmark (particularly an actively managed fund that does not directly follow an index) as well as the costs of operating a fund would necessarily contribute to differences in performance results and limit the value of the comparative performance information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.
The secondary market trading of shares of the Nuveen closed‑end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed‑end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the Nuveen closed‑end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed‑end funds. As applicable, the Board considered the impact of leverage on a Nuveen fund’s performance. The Board further acknowledged that performance results should include the distribution yields of funds that seek to provide income as part of their investment objective(s) to shareholders. In this regard, the Board considered that the use of leverage by various funds may have detracted from total return performance of such funds over various periods in current market conditions, but the leverage also was accretive in helping to provide income.

The Board also evaluated Nuveen fund performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. The Board acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could disproportionately affect performance. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Although the Board reviews short-, intermediate- and longer-term performance data, the Board recognized that longer periods of performance may reflect full market cycles.
In relation to recent general market conditions, the Board had recognized the general market volatility and underperformance of the market in 2022 in considering Nuveen fund performance. The Board took into account the Adviser’s assessment of a fund’s performance during the recent period of significant market volatility. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. In evaluating performance, the Board focused particular attention on funds with less favorable performance records. However, depending on the facts and circumstances including any differences between the respective fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark and/or peer group for certain periods. With respect to any funds for which the Board has identified performance issues, the Board seeks to monitor such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For the Preferred & Income Opportunities Fund, the Board noted that although the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2022, the Fund outperformed its blended benchmark and ranked in the second quartile of its Performance Peer Group for the one‑year period ended December 31, 2022. In addition, although the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one‑ and five-year periods ended March 31, 2023, the Fund outperformed its blended benchmark and ranked in the third quartile of its Performance Peer Group for the three-year period ended March 31, 2023. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.
For the Preferred and Income Term Fund, the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the one‑, three- and five-year periods ended December 31, 2022 and the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period ended December 31, 2022, the Fund ranked in the third quartile of its Performance Peer Group for the one‑ and three-year periods ended December 31, 2022. In addition, although the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one‑ and five-year periods ended March 31, 2023, the Fund outperformed its blended benchmark and ranked in the third quartile of its Performance Peer Group for the three-year period ended March 31, 2023. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.
For the Preferred & Income Securities Fund, the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the one‑, three- and five-year periods ended December 31, 2022 and the Fund ranked in the fourth quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2022, the Fund ranked in the second quartile of its Performance Peer Group for the one‑year period ended December 31, 2022. In addition, although the Fund’s performance was below the performance of its blended benchmark for the one‑ and five-year periods ended March 31, 2023 and the Fund ranked in the fourth quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2023, the Fund outperformed its blended benchmark for the three-year period and ranked in the third quartile of its Performance Peer Group for the one‑year period ended March 31, 2023. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements. The Board, however, noted that it had approved a proposal to merge the Fund pursuant to which it would be combined with the Preferred & Income Opportunities Fund, subject to shareholder approval and other closing conditions.
For the Preferred and Income Fund, the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the one‑, three- and five-year periods ended December 31, 2022 and the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period ended December 31, 2022, the Fund ranked in the second quartile of its Performance Peer Group for the one‑year period and third quartile of its Performance Peer Group for the three-year period ended December 31, 2022. In addition, although the Fund’s performance was below the performance of its blended benchmark for the one‑ and five-year periods ended March 31, 2023 and the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended March 31, 2023, the Fund outperformed its blended benchmark for the three-year period ended March 31, 2023 and ranked in the third quartile of its Performance Peer Group for the one‑ and five-year periods ended March 31, 2023. In its review, the Board recognized that effective in February 2022, the Fund, among other things, eliminated its term structure and removed certain investment restrictions. The Board acknowledged that the performance prior to such time would not reflect these changes. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements. The Board, however, noted that it had approved a proposal to merge the Fund pursuant to which it would be combined with the Preferred & Income Opportunities Fund, subject to shareholder approval and other closing conditions.

Annual Investment Management Agreement Approval Process (Unaudited)
(continued)

For the Variable Rate Fund, the Board noted that the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one‑year periods ended December 31, 2022 and March 31, 2023. The Board, however, recognized that the Fund was relatively new with a performance history too limited to make a meaningful assessment of performance, and management deserved additional time to develop a performance record.
C. Fees, Expenses and Profitability

1.	Fees and Expenses
As part of its annual review, the Board generally reviewed, among other things, with respect to the Nuveen closed‑end funds, the contractual management fee and actual management fee (i.e., the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund (after any fee waivers and/or expense reimbursements). More specifically, the Independent Board Members reviewed, among other things, each Nuveen closed‑end fund’s actual management fee rate (after fee waivers and/or expense reimbursements, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net total expense ratio (excluding investment-related costs of leverage for closed‑end funds) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net total expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed‑end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net total expense ratio and fees (excluding leverage costs and leveraged assets for the closed‑end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.
The Independent Board Members also considered, in relevant part, a Nuveen fund’s management fee and net total expense ratio in light of its performance history, including reviewing certain funds identified by the Adviser and/or the Board as having a higher net total expense ratio or management fee compared to their respective peers coupled with experiencing periods of challenged performance and considering the reasons for such comparative positions. In addition, with respect to closed‑end funds that utilize leverage, the Independent Board Members recognized that certain assets attributable to a fund’s use of leverage may be included in the amount of assets upon which the advisory fee or sub‑advisory fee is calculated. The Independent Board Members acknowledged the fact that a decision to employ leverage or increase a fund’s leverage which has the effect, all other things being equal, of increasing the assets upon which an advisory or sub‑advisory fee is based (and, in turn, increasing the Adviser’s and applicable sub‑adviser’s management fees), means that the Adviser and applicable sub‑adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members recognized, however, that the Adviser and sub‑advisers would seek to manage the potential conflict by recommending to the Board to leverage the applicable fund or increase such leverage when the Adviser and/or sub‑adviser, as applicable, has determined that such action would be in the best interests of the respective fund and its common shareholders and by periodically reviewing with the Board the fund’s performance and the impact of the use of leverage on that performance.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members also considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $62.4 million and fund-level breakpoints reduced fees by approximately $76.1 million in 2022.
With respect to each Sub‑Adviser, the Board also considered, among other things, the sub‑advisory fee schedule paid to the Sub‑Adviser in light of the sub‑advisory services provided to the respective Fund and comparative data of the fees the Sub‑Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to each Sub‑Adviser is the responsibility of the Adviser, not the applicable Fund(s).
The Independent Board Members noted that (a) the Preferred & Income Opportunities Fund had an actual management fee that was higher than the peer average, but a net total expense ratio that was below the peer average; (b) the Preferred and Income Term Fund and the Variable Rate Fund each had an actual management fee that was higher than the respective peer average, but a net total expense ratio that was in line with the respective peer average; (c) the Preferred & Income Securities Fund had an actual management fee that was slightly higher than the peer average, but a net total expense ratio that was below the peer average; and (d) the Preferred and Income Fund had an actual management fee and a net total expense ratio that were below the respective peer averages.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients
In evaluating the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or NAM (an affiliated sub‑adviser), such other clients may include: retail and institutional managed accounts sub‑advised by such Sub‑Adviser; hedge funds or other structured products managed by such Sub‑Adviser; investment companies offered outside the Nuveen family and sub‑advised by such Sub‑Adviser; foreign investment companies offered by Nuveen and sub‑advised by such Sub‑Adviser; and collective investment trusts sub‑advised by such Sub‑Adviser. The Board further noted that the Adviser also advised, and NAM sub‑advised, certain exchange-traded funds (“ETFs”) sponsored by Nuveen. The Board reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee), foreign investment companies and ETFs offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts sub‑advised by NAM, the hedge funds advised by NAM (along with their performance fee) and non‑Nuveen investment companies sub‑advised by certain affiliated sub‑advisers.
In considering the comparative fee data, the Board recognized that differences, including but not limited to, the amount, type and level of services provided by the Adviser to the Nuveen funds compared to that provided to other clients as well as differences in investment policies; eligible portfolio assets and the manner of managing such assets; product structure; investor profiles; account sizes; and regulatory requirements contribute to the variations in the fee schedules. Similarly, differences in the client base, governing bodies, distribution jurisdiction and operational complexities would also contribute to variations in management fees assessed the Nuveen funds compared to foreign fund clients. Further, with respect to ETFs, the Board considered that the Nuveen ETFs that are designed to track the performance of a specified index (“Index ETFs”) were passively managed compared to the active management of other Nuveen funds, which also contributed to the differences in fee levels between such Index ETFs and the actively managed funds. The Board acknowledged the wide range of services in addition to investment management that the Adviser had provided to the Nuveen funds compared to other types of clients as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that NAM’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub‑advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the more extensive services, regulatory requirements and legal liabilities, and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company compared to that required in advising other types of clients.
The Board recognized that Spectrum was an unaffiliated sub‑adviser. With respect to Spectrum, the Independent Board Members reviewed the pricing schedule that such Sub‑Adviser charges for other clients. The Independent Board Members noted that the Sub‑Advisory Agreement with Spectrum, including the fees thereunder, was the result of arm’s length negotiations and that such Sub‑Adviser’s fees were reasonable in relation to the fees it assessed other clients.

3.	Profitability of Fund Advisers
In their review, the Independent Board Members considered estimated profitability information of Nuveen as a result of its advisory services to the Nuveen funds as well as profitability data of other publicly traded asset management firms. Such profitability information included, among other things, gross and net revenue margins (excluding distribution) of Nuveen Investments, Inc. (“Nuveen Investments”) for services to the Nuveen funds on a pre‑tax and after‑tax basis for the 2022 and 2021 calendar years as well as the revenues earned (less any expense reimbursements/fee waivers) and expenses incurred by Nuveen Investments for its advisory activities to the Nuveen funds (excluding distribution and certain other expenses) for the 2022 and 2021 calendar years. The Independent Board Members also considered a summary of some of the key factors that impacted Nuveen’s profitability in 2022. In addition, the Board reviewed the revenues, expenses and operating margin (pre‑ and after‑tax) the Adviser derived from its ETF product line for the 2022 and 2021 calendar years.
In developing the profitability data of the Adviser for its advisory services to the Nuveen funds, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is necessarily dependent on cost allocation methodologies to allocate expenses throughout the complex and among the various advisory products. Given there is no perfect expense allocation methodology and that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results, the Board reviewed, among other things, a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 through 2022, and a historical expense analysis of Nuveen Investments’ revenues, expenses and pre‑tax net revenue margins derived from its advisory services to the Nuveen funds (excluding distribution) for the calendar years from 2017 through 2022. The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to meet with representatives of the Adviser and review the development of the profitability data and to report to the full Board.

Annual Investment Management Agreement Approval Process (Unaudited)
(continued)

In addition, the Board considered certain comparative operating margin data. In this regard, the Board reviewed the operating margins of Nuveen Investments compared to the adjusted operating margins of a peer group of asset management firms with publicly available data and the most comparable assets under management (based on asset size and asset composition) to Nuveen. The Board recognized that the operating margins of the peers were adjusted generally to address that certain services provided by the peers were not provided by Nuveen. The Board also reviewed, among other things, the net revenue margins (pre‑tax) of Nuveen Investments on a company-wide basis and the net revenue margins (pre‑tax) of Nuveen Investments derived from its services to the Nuveen funds only (including and excluding distribution) compared to the adjusted operating margins of the peer group for each calendar year from 2012 to 2022. Although the total company operating margins of Nuveen Investments were in the bottom half of the peer group range for 2022 and 2021, the Independent Board Members recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2022 and 2021 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.
In addition to Nuveen, the Independent Board Members considered the profitability of each Sub‑Adviser from its relationships with the respective Nuveen funds. In this regard, with respect to NAM, the Independent Board Members reviewed, among other things, NAM’s revenues, expenses and net revenue margins (pre‑ and after‑tax) for its advisory activities to the respective Nuveen funds for the calendar years ended December 31, 2022 and December 31, 2021. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre‑ and after‑tax) by asset type for NAM for the calendar years ending December 31, 2022 and December 31, 2021. With respect to Spectrum, the Independent Board Members considered a margin analysis for such Sub‑Adviser, generally including revenues, expenses and operating margins for its advisory services to the applicable Nuveen fund(s) for the calendar years 2022 and 2021. With respect to Spectrum, which is unaffiliated with Nuveen, the Board recognized that the sub‑advisory fee would have been established through arm’s length negotiations between the Adviser and such Sub‑Adviser, and the Adviser pays such Sub‑Adviser out of its own revenues.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub‑Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds, whether these economies of scale have been appropriately shared with the funds and whether there is potential for realization of further economies of scale. Although the Board recognized that economies of scale are difficult to measure with any precision and certain expenses may not decline with a rise in assets, the Board considered that Nuveen shares the benefits of economies of scale, if any, in a number of ways including through the use of breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. With this structure, the Board noted that the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined, and the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows. The Board noted, however, that although closed‑end funds may make additional share offerings from time to time, the closed‑end funds have a more limited ability to increase their assets because the growth of their assets will occur primarily from the appreciation of their investment portfolios.
As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business to enhance its capabilities and services to the benefit of its various clients. The Board understood that many of these investments in the Nuveen business were not specific to individual Nuveen funds but rather incurred across of a variety of products and services pursuant to which the family of Nuveen funds as a whole may benefit. In addition, the Board also considered that Nuveen has provided, without raising advisory fees to the Nuveen funds, certain additional services, including, but not limited to, services required by new regulations and regulatory interpretations, and this was also a means of sharing economies of scale with the funds and their shareholders.
Based on its review, the Board was satisfied that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board acknowledged that an affiliate of the Adviser may receive compensation for serving as a co‑manager in the initial public offerings of new Nuveen closed‑end funds (if any) and for serving as an underwriter on shelf offerings of existing Nuveen closed‑end funds and reviewed the amounts paid for such services, if any, in 2021 and 2022.
In addition, the Independent Board Members noted that the various sub‑advisers to the Nuveen funds do not generally benefit from soft dollar arrangements with respect to Nuveen fund portfolio transactions. However, although Spectrum may not engage in soft dollar transactions, the Board noted that Spectrum may still receive some indirect compensation as it utilized its own broker-dealer.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the applicable Fund(s) were reasonable in light of the services provided.
F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all‑important or controlling. The Independent Board Members concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each applicable Fund and that the Advisory Agreements be renewed for an additional one‑year period.

Board Members & Officers
(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2008 Class II	Formerly, a Co‑Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), formerly, Chair of its Investment Committee (2017-2022); formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008‑2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000‑2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	135

Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro‑Tem of the Board of Regents for the State of Iowa University System (2007-2013); Director and Chairman (2009‑2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015‑2020); Director (2000-2004), Alliant Energy; Director (1996‑2015), The Gazette Company (media and publishing); Director (1997-2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	135

William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	135

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	135

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	135

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	135

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	135

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e‑commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non‑profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	135

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) formerly, Chair (2015- 2022) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	135

Robert L. Young (2) 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class I or Class II	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	135

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2015	Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of Nuveen (2006-2017).

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) of BMO Funds, Inc.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) Including other Directorships During Past 5 Years

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director (since 2022), formerly, Vice President (2016-2022), and Assistant Secretary (since 2016) of Nuveen Securities, LLC; Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate General Counsel (since 2018) of Nuveen Asset Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023).

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen (since 2023); Vice President, Associate General Counsel and Assistant Secretary (since 2023) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director (since 2021), General Counsel and Secretary (since 2023), formerly, Assistant Secretary (2021-2023), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA‑1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2022), formerly, Vice President (2017-2022), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) Including other Directorships During Past 5 Years

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President (since 2022) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Senior Managing Director (2017- 2022); Executive Vice President (since 2023) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Senior Managing Director (2017-2023); Executive Vice President and Assistant Secretary (since 2023) of Nuveen Fund Advisors, LLC, formerly, Senior Managing Director (2017-2023), Secretary (2016- 2023) and Co‑General Counsel (2011-2020); Executive Vice President (since 2023) and Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Senior Managing Director (2017-2023) and Associate General Counsel (2011- 2020); Executive Vice President (since 2021) and Secretary (since 2023), formerly, General Counsel and Assistant Secretary (2021-2023) of Teachers Advisors, LLC; Executive Vice President (since 2017) and Secretary (since 2023), formerly, General Counsel and Assistant Secretary (2017-2023) of TIAA-CREF Investment Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016- 2021), of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010); Executive Vice President (since 2023) and Secretary (since 2016) of Nuveen Alternative Investments, LLC, formerly Senior Managing Director (2017-2023).

Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Managing Director of Mutual Fund Tax and Financial Reporting groups (2017-2022), at Nuveen; Managing Director of Nuveen Fund Advisors, LLC (since 2019); Managing Director (since 2021), formerly, Senior Director (2016-2021), of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Senior Director Mutual Fund Taxation (2015-2022), to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA‑1 and the CREF Accounts; has held various positions with TIAA since 2004.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) of Nuveen.

Trey S. Stenersen 1965 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2022	Senior Managing Director of Teachers Advisors LLC and TIAA-CREF Investment Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly Head of Investment Risk Management (2017‑2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative Advisors LLC.

E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2022) of Nuveen Asset Management, LLC; Senior Managing Director of Teachers Advisors, LLC (since 2021) and TIAA-CREF Investment Management, LLC (since 2016); Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA‑1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; has held various positions with TIAA since 2006.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023) and Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019) of Nuveen.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary (since 2023) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA‑1, TIAA‑CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA (since 2017).

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) Including other Directorships During Past 5 Years

(1)  The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2)  Robert L. Young has been reclassified as a Class I Board Member for those Funds that have held their 2023 annual shareholder meetings and will be re‑designated as a Class I Board Member at the remaining 2023 annual shareholder meetings.
(3)  Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257‑8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed‑end‑funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com         EAN-B-0723P  3065803-INV-Y-09/24

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Preferred & Income Securities Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2023	$35,750	$27,600	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2022	$30,150	$2,500	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP ’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2023	$0	$0	$0	$0
July 31, 2022	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, Albin F. Moschner, John K. Nelson, Chair, Margaret L. Wolff, and Robert L. Young.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum”, “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected Institutional Shareholder Services (“ISS”) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows ISS standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, ISS prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for ISS, the CCO will require ISS to deliver additional information or certify that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of ISS’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from ISS’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow ISS’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•

Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•

Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•	Issues Having the Potential for Significant Economic Impact.

Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Spectrum Asset Management, Inc. (the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Mark A. Lieb is the Founder, President and Chief Executive Officer of Spectrum. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. Phillip Jacoby, IV is an Executive Director and Chief Investment Officer of Spectrum. Mr. Jacoby joined Spectrum in 1995 as a Portfolio Manager and held the position of Managing Director and Senior Portfolio Manager until his appointment as CIO on January 1, 2010, following the planned retirement of his predecessor. Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and co-manager of the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s. BSBA Finance, Boston University School of Management.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Phillip Jacoby	Registered Investment Company	8	$8.10 billion
	Other Pooled Investment Vehicles	7	$4.30 billion
	Other Accounts	70	$6.70 billion
Mark Lieb	Registered Investment Company	8	$8.10 billion
	Other Pooled Investment Vehicles	7	$4.30 billion
	Other Accounts	70	$6.70 billion

* Assets are as of July 31, 2023.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no potential material conflicts of interest to report, other than that Spectrum executes all transactions for the Fund through its wholly owned FINRA member broker/dealer, SAMI Brokerage LLC, certain of which transactions involve commission charges. The potential conflicts of interests related to this arrangement are disclosed in Spectrum’s SEC Form ADV and are mitigated by, among other things, Spectrum’s Best Execution Policies and Procedures.

ITEM 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Spectrum Asset Management offers investment professionals a competitive compensation structure that is evaluated relative to other asset management firms to ensure the firm’s continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is aligned with the performance and goals of the firm. Salaries are established based on a benchmark of salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm policies and procedures and regulatory requirements, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Spectrum attempts to award all compensation in a manner that promotes sound risk management principles. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

The variable incentive is in the form of a discretionary bonus and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•

Changes in overall firm assets under management. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM.)

•	Portfolio performance relative to benchmarks

•	Contribution to client servicing

•	Compliance with firm policies and procedures and regulatory requirements

•	Risk management

•	Work ethic

•	Seniority and length of service

•	Contribution to overall functioning of organization

ITEM 8(a)(4). OWNERSHIP OF JPS SECURITIES AS OF JULY 31, 2023

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Phillip Jacoby				X
Mark Lieb							X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

(c) Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred & Income Securities Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: October 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: October 6, 2023

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Funds Controller
(principal financial officer)

Date: October 6, 2023